As filed with the Securities and Exchange Commission on April 28, 2005

Registration No. 333-62446

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

SEC File No. 811-09389

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 10	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 29	☒

PACIFIC SELECT EXEC SEPARATE ACCOUNT OF PACIFIC LIFE & ANNUITY COMPANY

(Exact Name of Registrant)

PACIFIC LIFE & ANNUITY COMPANY

(Name of Depositor)

700 Newport Center Drive
P.O. Box 9000
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Office)

(949) 219-3743
(Depositor’s Telephone Number, including Area Code)

Diane N. Ledger
Vice President
Pacific Life Insurance Company
700 Newport Center Drive
P.O. Box 9000
Newport Beach, California 92660
(Name and Address of Agent for Service of Process)

Copies to:

Jeffrey S. Puretz, Esq.
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2005 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on __________________, pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new date for a previously filed post-effective amendment.

Title of securities being registered: interests in the Separate Account under Pacific Select Estate Preserver-NY Flexible Premium Variable Life Insurance Policies.

Filing fee: None

PACIFIC SELECT

ESTATE PRESERVER – NY	PROSPECTUS MAY 1, 2005

Pacific Select Estate Preserver – NY is a last survivor flexible premium variable life insurance policy issued by Pacific Life & Annuity Company.

•Last survivor means the policy insures the lives of two people and provides a death benefit that’s payable after both people have died.

•Flexible premium means you can vary the amount and frequency of your premium payments.

•Variable means the policy’s value depends on the performance of the investment options you choose.

•Life insurance means the policy provides a death benefit to the beneficiary you choose.

This policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we’re not legally permitted to offer the policy

The policy is described in detail in this prospectus and its Statement of Additional Information (SAI). The Pacific Select Fund is described in its prospectus and in its SAI. No one has the right to describe the policy or the Pacific Select Fund any differently than they have been	This prospectus provides information that you should know before buying a policy. It’s accompanied by a current prospectus for the Pacific Select Fund, a fund that provides the underlying portfolios for the variable investment options offered under the policy. The variable investment options are funded by the Pacific Select Exec Separate Account of PL&A. Please read these prospectuses carefully and keep them for future reference.

Here’s a list of all of the investment options available under your policy:
described in these documents.	VARIABLE INVESTMENT OPTIONS
You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the policy for its investment merit, and does not guarantee that the information in this prospectus is accurate or complete. It’s a criminal offense to say otherwise.	Pacific Select Fund

Blue Chip
Aggressive Growth
Financial Services
Diversified Research
Equity
American Funds Growth-Income
American Funds Growth
Technology
Short Duration Bond
Concentrated Growth
  (formerly I- Net
  TollkeeperSM )
Growth LT
Focused 30
Health Sciences
Mid-Cap Value
International Value
Capital Opportunities
International Large-Cap
Equity Index
Small-Cap Index
Fasciano Small Equity
  (formerly Aggressive   Equity)
Small-Cap Value
	Multi-Strategy	Main Street® Core Emerging Markets Managed Bond Inflation Managed Money Market High Yield Bond Equity Income Large-Cap Value Comstock Mid-Cap Growth Real Estate VN Small-Cap Value
FIXED OPTION

Fixed Account Fixed LT Account

YOUR GUIDE TO THIS PROSPECTUS

BENEFITS AND RISKS OF PACIFIC SELECT ESTATE PRESERVER – NY

This overview tells you some key things you should know about your policy. It’s designed as a summary only – please read the entire prospectus and your policy for more detailed information, or contact us or your registered representative for additional information about your policy.

Some states have different rules about how life insurance policies are described or administered. The terms of your policy, or of any endorsement or rider, prevail over what’s in this prospectus.

Benefits of your policy

Flexibility	The policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

• choose the timing, amount and frequency of premium payments

• change the death benefit option

• increase or decrease the policy’s face amount

• change the beneficiary

• change your investment selections.

Death Benefit	You may choose one of four death benefit options:

• Option A – your death benefit will be the face amount of your policy.

• Option B – your death benefit will be the face amount of your policy plus its accumulated value.

• Option C – your death benefit will be the face amount of your policy plus the total premiums you’ve paid minus any withdrawals or distributions made.

• Option D – your death benefit will be the face amount of your policy multiplied by a death benefit factor.

The death benefit will always be the greater of the death benefit under the option you choose or the guideline minimum death benefit. The guideline minimum death benefit is the minimum death benefit that we must pay to ensure that your policy qualifies as life insurance.

Accumulated Value	Accumulated value is the value of your policy on any business day. It is not guaranteed – it depends on the performance of the investment options you’ve chosen, the premium payments you’ve made, policy charges, and how much you’ve borrowed or withdrawn from the policy.

BENEFITS AND RISKS OF PACIFIC SELECT ESTATE PRESERVER – NY

You can access your accumulated value in several ways:

• Withdrawals – you can withdraw part of your policy’s net cash surrender value.

• Loans – you can take out a loan from us using your policy’s accumulated value as security.

• Surrender – you can surrender or cash in your policy for its net cash surrender value while the insured is still living.

• Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your policy’s beneficiary can use death benefit proceeds to buy an income benefit.

Investment options	You can choose from a selection of variable investment options, each of which invests in a corresponding portfolio of the Pacific Select Fund. The policy also offers two fixed investment options, both of which provide a guaranteed minimum rate of interest.

You can transfer among the investment options during the life of your policy without paying any current income tax. There is currently no charge for transfers.

Tax benefits	Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

You’ll also generally not be taxed on any or all of your policy’s accumulated value unless you receive a cash distribution.

Risks of your policy

Long-term financial planning	This policy is designed to provide a death benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your policy for short-term needs. Taking a withdrawal or surrendering your policy may incur charges. See the Fee tables and your policy for charges assessed when withdrawing from or surrendering your policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Last survivor policy	The Pacific Select Estate Preserver – NY is a last survivor Policy. This means that the death benefit will not be paid to your beneficiary until after the second person insured under the policy dies. This may be appropriate for two spouses who want to provide a death benefit for their children.

This may not be the right kind of policy for someone who wants to provide a death benefit for his or her spouse. In that case, a policy that insures a single life may be more appropriate.

Premium payments	Federal tax law puts limits on the premium payments you can make in relation to your policy’s death benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your policy and return it to you under certain circumstances.

Lapse	Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your policy to lapse – which means you’ll no longer have any insurance coverage. There are costs associated with reinstating a lapsed policy.

There is no guarantee that your policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your registered representative.

Investment performance	Each variable investment option invests in a corresponding portfolio of the Pacific Select Fund. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any variable investment option you choose.

See the fund’s prospectus for more information on the underlying portfolios and their individual risks.

Withdrawals and loans	Making a withdrawal or taking out a loan may:

• change your policy’s tax status

• reduce your policy’s face amount

• reduce your policy’s death benefit

• reduce the death benefit proceeds paid to your beneficiary

• make your policy more susceptible to lapsing.

Your policy’s withdrawal feature is not available until your first policy anniversary.

Be sure to plan carefully before using these policy benefits.

Tax consequences	You may be subject to income tax if you take any withdrawals or surrender the policy, or if your policy lapses and you have not repaid any outstanding loan amount.

If your policy is a modified endowment contract, all distributions you receive during the life of the policy may be subject to tax and a 10% penalty.

There are other tax issues to consider when you own a life insurance policy. These are described in more detail in Variable life insurance and your taxes.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. Please read the entire prospectus, your policy and the SAI for more detailed information regarding these fees and expenses.

Transaction fees

This table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy, or transfer accumulated value between investment options.

Charge	When charge is deducted	Amount deducted

Maximum sales load imposed on premiums	Upon receipt of premium	0% of premium paid during first 10 sales load targets*, and 3.0% of premium paid thereafter

Premium based tax charges[1]	Upon receipt of premium	State and local charge: 2.35% of premium Federal charge: 1.50% of premium

Maximum surrender charge	Upon full surrender of policy or decrease in face amount during the first 10 policy years

Underwriting surrender charge[2]		$2.00–$17.30 per $1,000 of initial face amount

Charge at end of policy year 1 for a male select non-smoker who is age 56 and a female select non-smoker who is age 53 at policy issue		$9.58 per $1,000 of initial face amount

Sales surrender charge		The smaller of the following amounts: • 70% of premiums you’ve made, or • 70% of the sales surrender target[3]

The maximum sales surrender target is $57.47 per $1,000 of initial face amount

Charge at end of policy year 1 for a male select non-smoker who is age 56 and a female select non-smoker who is age 53 at policy issue		$5.40 per $1,000 of initial face amount

Withdrawal charge	Upon partial withdrawal of accumulated value	$25 per withdrawal

Transfer fees	Upon transfer of accumulated value between investment options	Maximum $25 per transfer in excess of 12 in a policy year[4]

Administrative and underwriting service fees

Audits of premium/loan	Upon request of audit of over 2 years or more	$25

Duplicate policy	Upon request of duplicate policy[5]	$50

Illustration request	Upon request of policy illustration in excess of 1 per year	$25

Death benefit option change	Upon request for death benefit option change	$100

Risk classification change	Upon request for risk classification change	$100 per insured[6]

Adding or increasing an optional rider	Upon approval of specific request	$100

1	We do not expect to increase the state and local charge or federal charge unless the rates we pay change or a change in law requires us to do so.

2	The underwriting surrender charge is based on your policy’s joint equal age at issue. Joint equal age is a calculation that blends the ages and insurance risks of the two people insured by the policy. You’ll find detailed information on this calculation in Appendix A of this prospectus. The underwriting surrender charge reduces to $0 at the end of policy year 10. The underwriting surrender charges shown in the table may not be typical of the charges you will pay. Ask your registered representative for information on this charge for your policy. The surrender charge for your policy will be stated in the policy specifications pages.

3	The sales surrender target is $2.78—$57.47 per $1,000 of initial face amount, based on the joint equal age of the insureds. You’ll find sales surrender targets for the policy in your policy specifications pages and in Appendix B of this prospectus. The sales surrender charge reduces to $0 at the end of policy year 10. The sales surrender charges shown in the table may not be typical of the charges you will pay.

4	There is no charge currently imposed upon a transfer.

5	Certificate of Coverage is available without charge.

6	We charge $50 for a request for risk classification change on policies issued on or before April 30, 2004.

Periodic charges other than Pacific Select Fund operating expenses

This table describes the fees and expenses that you will pay periodically during the time you own the policy, not including portfolio fees and expenses.

	When charge is	Amount deducted—	Amount deducted—
Charge	deducted	Maximum Guaranteed Charge	Current Charges

Cost of Insurance[1,2]
Minimum and maximum	Monthly, beginning on policy date	$0.01—$83.34 per $1,000 of a discounted net amount at risk*	$0.01—$31.76 per $1,000 of a discounted net amount at risk

Charge during policy year 1 for a male select non-smoker who is age 56 and a female select non-smoker who is age 53 at policy issue		$0.01 per $1,000 of a discounted net amount at risk	Same

Administrative charge[2]	Monthly, beginning on policy date	$7.50	Same

Mortality and expense risk
Face amount charge Minimum and maximum	Monthly beginning on policy date	$0.09—$0.64 per $1,000 of initial face amount[3]	Same

Charge during policy year 1 for a male select non-smoker who is age 56 and a female select non-smoker who is age 53 at policy issue		$0.16 per $1,000 of coverage segment	Same

Asset charge	Monthly, beginning on policy date	0.90% annually (0.075% monthly) of accumulated value in investment options[4]	Same

Loan interest charge	Policy anniversary	4.10% of policy’s loan account balance annually[5]	Same

Optional Benefits, minimum and maximum[6]
Last survivor added protection benefit rider

Cost of insurance	Monthly, beginning on effective date of coverage for each coverage segment	$0.01—$9.33 per $1,000 of a discounted net amount of risk	$0.01—$7.85 per $1,000 of a discounted net amount of risk

Charge during policy year 1 for a male select non-smoker who is age 56 and a female select non-smoker who is age 53 at policy issue		$0.01 per $1,000 of a discounted net amount at risk	$0.01 per $1,000 of a discounted net amount at risk

Mortality and expense risk face amount charge	Monthly, beginning on effective date of coverage for each coverage segment	$0.10—$0.46 per $1,000 of coverage segment	$0

Charge during policy year 1 for a male select non-smoker who is age 56 and a female select non-smoker who is age 53 at policy issue		$0.16 per $1,000 of coverage segment	$0

FEE TABLES

	When charge is	Amount deducted—	Amount deducted—
Charge	deducted	Maximum Guaranteed Charge	Current Charges

Individual annual renewable term rider	Monthly, beginning on effective date of coverage for each coverage segment	$0.09—$7.93 per $1,000 of a discounted net amount at risk	$0.02—$6.42 per $1,000 of a discounted net amount at risk

Charge during policy year 1 for a male select non-smoker who is age 56 at policy issue		$0.97 per $1,000 of a discounted net amount at risk	$0.11 per $1,000 of a discounted net amount at risk

Charge during policy year 1 for a female select non-smoker who is age 53 at policy issue		$0.52 per $1,000 of a discounted net amount at risk	$0.06 per $1,000 of a discounted net amount at risk

*	Net amount at risk is the difference between the death benefit that would be payable if the insured died and the accumulated value of your policy. At the beginning of each policy month, we divide the death benefit that would be payable under your policy by 1.002466, and then we subtract your policy’s accumulated value before monthly charges are taken from this amount. The result is your policy’s discounted net amount at risk used in cost of insurance calculations.

1	Cost of insurance rates are based on the ages, risk classifications, and genders (unless unisex rates are required) of the insureds. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance charge applicable to your policy, and more detailed information concerning your cost of insurance charges is available on request from your registered representative or us. Also, before you purchase the policy, you may request personalized illustrations of your future benefits under the policy based upon the insureds’ classes, the death benefit option, face amount, planned periodic premiums, and any riders requested. Cost of insurance rates for your policy will be stated in the policy specifications pages and calculated per $1.00 of coverage.

2	When the younger person insured by your policy reaches age 100, this charge is reduced to zero—in other words, you no longer pay any charge.

3	Starting in policy year 11 and thereafter, the mortality and expense risk face amount charge is reduced to $0. The mortality and expense risk face amount charges shown in the table may not be typical of the charges you will pay. Ask your registered representative for information on this charge for your policy. The mortality and expense risk face amount charge for your policy will be stated in the policy specifications pages.

4	Starting in policy year 11, the mortality and expense risk asset charge is reduced to 0.30% annually (0.025% monthly), and further reduces to 0.05% annually (0.0042% monthly) in policy year 21 and thereafter.

5	Interest owing on the amount you borrow accrues daily at the annual rate. Interest accrued during a policy year is due on your policy anniversary. If you do not pay interest when due, we transfer an amount equal to the interest that was due from your accumulated value and add it to your loan. Loan interest not paid begins accruing interest on the day it is due.

6	Riders are briefly described under The death benefit: Optional riders and more information appears in the SAI. Rider charges are based on the age and risk classification of the person or persons insured under the rider. The rider charges shown in the table may not be typical of the charges you will pay. Ask your registered representative for optional information on rider charges for your policy. The charges for any optional benefit riders you add to your policy will be stated in the policy specifications pages.

Total annual fund operating expenses

This table shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the policy. This table shows the range (minimum and maximum) of fees and expenses charged by any of the portfolios, expressed as a percentage of average daily net assets, for the year ended December 31, 2004, adjusted to reflect anticipated fees and expenses of new portfolios.

Each variable account of the separate account purchases shares of the corresponding fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in each fund’s prospectus.

	Minimum	Maximum

Total annual portfolio operating expenses[1]	0.29%	1.63%

1	Amounts shown are gross expenses deducted from portfolio assets, including advisory fees, 12b-1 distribution expenses, and other expenses.

To help limit Pacific Select Fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio of Pacific Select Fund, except the American Funds Growth-Income portfolio, but including the American Funds Growth portfolio, for its operating expenses (including organizational expenses, but not including advisory fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expenses, and other expenses not incurred in the ordinary course of each portfolio’s business; and expenses of counsel or other persons or services retained by the Pacific Select Fund’s independent trustees) that exceed an annual rate of 0.10% of a portfolio’s average daily net assets. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2006. Until May 1, 2007, or if earlier, such time as the American Funds Growth-Income and American Funds Growth portfolios no longer invest substantially all of their assets in a master fund, Pacific Life will limit its total investment advisory fee to 0.36% for each portfolio. Also, in the case of the American Funds Growth-Income portfolio, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse the portfolio for its ordinary operating expenses including the proportionate share of the net fees and expenses of the master fund that exceed the annual rate of 1.01% of its average daily net assets until April 30, 2006. Additionally, if the SEC issues an order to permit the substitution of the Equity Income portfolio with the American Funds Growth-Income portfolio, the guarantee period shall include the two year period beginning on the effective date of the substitution, unless otherwise required.

Effective May 1, 2005, Pacific Select Fund entered into an Advisory Fee Reduction Program (“program”), which may lower the advisory fee paid to Pacific Life under the investment advisory agreement. Pursuant to this program, Pacific Life has agreed to waive 0.00125% of its advisory fee for the period from May 1, 2005 through April 30, 2006. This reduction is not reflected in the chart above. See the Pacific Select Fund prospectus for details on fees and expenses of the Pacific Select Fund and on the program.

PACIFIC SELECT ESTATE PRESERVER – NY BASICS

Pacific Select Estate Preserver – NY is a last survivor flexible premium variable life insurance policy that insures the lives of two people and pays death benefit proceeds after both people have died.

When you buy a Pacific Select Estate Preserver – NY life insurance policy, you’re entering into a contract with Pacific Life & Annuity Company. Your contract with us is made up of your application, your policy, applications to change or reinstate the policy, any amendments, riders or endorsements to your policy, and specification pages.

Policy amendments and endorsements are a part of your policy and confirm changes you or we make to the policy.

Specification pages summarize information specific to your policy at the time the policy is issued.

Riders provide extra benefits, some at additional cost. Not all riders are available in every state and some riders may only be added when you apply for your policy.	When we approve your signed application, we’ll issue your policy. If your application does not meet our underwriting and administrative requirements, we can reject it or ask you for more information. Your policy will be sent to your registered representative for delivery to you. You will be asked to sign a policy delivery receipt. For policy delivery status, check with your registered representative.

Our obligations to you under the policy begin when it is in force. We consider your policy in force when the following requirements are met:

• all necessary contractual and administrative requirements are met, and

• we receive and apply the initial premium to the policy.

If there are any outstanding contractual or administrative requirements that prevent your policy from being placed in force, your registered representative will review them with you no later than when the policy is delivered. See How premiums work: Your initial premium for more information.

Your policy will be in force until one of the following happens:

• both people insured by the policy die

• the grace period expires and your policy lapses, or

• you surrender your policy.

If your policy is not in force when both people insured by the policy die, we are not obligated to pay the death benefit proceeds to your beneficiary.

Owners, people insured by the policy, and beneficiaries Please consult your financial advisor or a lawyer about designating ownership interests.	Owners
The owner is the person named on the application who makes the decisions about the policy and its benefits while it’s in force. You can own a policy by yourself or with someone else. Two or more owners are called joint owners. You need the signatures of all owners for all policy transactions.

If one of the joint owners dies, the surviving owners will hold all rights under the policy. If the last joint owner dies, his or her estate will own the policy unless you’ve given us other instructions.

If you would like to change the owner of your policy, please contact us or your registered representative for a change of owner form. We can process the change only if we receive your instructions in writing.	You can change the owner of your policy by completing a change of owner form. Once we’ve received and recorded your request, the change will be effective as of the day you signed the change of owner form.

People insured by the policy
This policy insures the lives of two people who are between the ages of 20 and 85 at the time you apply for your policy, and who have given us satisfactory evidence of insurability. We refer to each of these people as an insured, and together as the insureds. After one of the insureds dies, we refer to the living insured as the survivor. The policy pays death benefit proceeds after the survivor dies.

Risk classes are usually based on gender, health and whether or not a person to be insured by the policy smokes. Most insurance companies use similar risk classification criteria.

When we refer to age throughout this prospectus, we’re using the word as we’ve defined it here, unless we tell you otherwise.	Each insured is assigned an underwriting or insurance risk class which we use to calculate cost of insurance and other charges. We normally use the medical or paramedical underwriting method to assign underwriting or insurance risk classes, which may require a medical examination.

When we use a person’s age in policy calculations, we generally use his or her age as of the nearest policy date, and we add one year to this age on each policy anniversary date. For example, when we talk about someone “reaching age 100”, we’re referring to the policy anniversary date closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries
The beneficiary is the person, people, entity or entities you name to receive the death benefit proceeds. Here are some things you need to know about naming beneficiaries:

• You can name one or more primary beneficiaries who each receive an equal share of the death benefit proceeds unless you tell us otherwise. If one beneficiary dies, his or her share will pass to the surviving primary beneficiaries in proportion to the share of the proceeds they’re entitled to receive, unless you tell us otherwise.

If you would like to change the beneficiary of your policy, please contact us or your registered representative for a change of beneficiary form. We can process the change only if we receive your instructions in writing.	• You can also name a contingent beneficiary for each primary beneficiary you name. The contingent beneficiary will receive the death benefit proceeds if the primary beneficiary dies.

• You can choose to make your beneficiary permanent (sometimes called irrevocable). You cannot change a permanent beneficiary’s rights under the policy without his or her permission.

If none of your beneficiaries is still living when the death benefit proceeds are payable, you as the policy owner will receive the proceeds. If you’re no longer living, the proceeds will go to your estate.

You can change your beneficiary at any time while either insured is still living, and while the policy is in force. The change will be effective as of the day you signed the change of beneficiary form.

PACIFIC SELECT ESTATE PRESERVER – NY BASICS

Policy date, monthly payment date, policy anniversary date	Your policy date
This is usually the later of the day we approve your policy application or when we receive all administrative requirements needed to issue the policy. It’s also the beginning of your first policy year. Your policy’s monthly, quarterly, semi-annual and annual anniversary dates are based on your policy date.

The policy date is set so that it never falls on the 29th, 30th or 31st of any month. We’ll apply your first premium payment as of your policy date or as of the day we receive your premium, whichever is later.

You or your registered representative may request that multiple applications have the same policy date and be placed in force on a common date. For multilife or employer sponsored cases, please contact your registered representative for additional details.

Backdating your policy
You can have your policy backdated up to six months, as long as we approve it. Backdating in some cases may lower your cost of insurance rates since these rates are based on the ages of the insureds. Your first premium payment must cover the premium load and monthly charges for the period between the backdated policy date and the day your policy is issued.

Re-dating your policy
Once your policy is issued, you may request us to re-date your policy. Re-dating will only be allowed back to the date money is received on your policy, and can be the earlier of:

• the date your policy is delivered to you and you paid initial premium, or
• the date we received the initial premium, if earlier than the delivery date.

If your delivery date is the 29th, 30th or 31st of any month, the policy will be dated the 28th of that month.

If the policy is redated, no policy charges will be deducted for any period during which coverage was not provided under the terms of the policy and all policy charges will be calculated from the new policy date. There will be no coverage before the new policy date.

It may be disadvantageous to request that the policy be re-dated. A new policy date may cause the insured’s age for insurance purposes to change and the cost of insurance rates to increase. It will also affect events based on time elapsed since policy date, such as suicide and contestable clauses and surrender charge periods.

We will not re-date policies that are issued with a temporary insurance premium. Policies with the policy date pre-determined under an employer or corporate sponsored plan may not be eligible to redate.

Your monthly payment date
This is the day we deduct the monthly charges from your policy’s accumulated value. The first monthly payment date is your policy date, and it’s the same day each month thereafter. Monthly charges are explained in the section called Your policy’s accumulated value.

Your policy anniversary date
This is the same day as your policy date every year after we issue your policy. A policy year starts on your policy date and each anniversary date, and ends on the day before the next anniversary date.

Understanding policy expenses
and cash flow

The chart to the right illustrates how cash normally flows through a Pacific Select Estate Preserver – NY policy.

Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of policy benefits.

Investment earnings will increase your policy’s accumulated value, while investment losses will decrease it. The premium payments you’ll be required to make to keep your policy in force will be influenced by the investment results of the investment options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your policy.

In some states we’ll hold your net premium payments in the Money Market investment option until the free look transfer date. Please turn to Your right to cancel for details.

PACIFIC SELECT ESTATE PRESERVER – NY BASICS

Statements and reports we’ll send you	We send the following statements and reports to policy owners:

• a confirmation for many financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging and portfolio rebalancing programs are reported on your quarterly policy statement.

• a quarterly policy statement. The statement will tell you the accumulated value of your policy by investment option, cash surrender value, the amount of the death benefit, the policy’s face amount, and any outstanding loan amount. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

• supplemental schedules of benefits and planned periodic premiums. We’ll send these to you if you change your policy’s face amount or change any of the policy’s other benefits.

• financial statements, at least annually or as required by law, of the separate account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund.

Your right to cancel Please call us or your registered representative if you have questions about your right to cancel your policy.	Your policy provides a free look period once the policy has been delivered to you and you sign the delivery receipt. During the free look period, you have the right to cancel (or refuse) your policy and return it to us or your registered representative for a refund.

You’ll find a complete description of the free look period that applies to your policy on the policy’s cover sheet, or on a notice that accompanied your policy. The free look period ends 10 days after you receive your policy. If you are replacing another life insurance policy, your free look period ends 60 days after you receive your policy.

The amount of your refund will be the amount of the premium payments you’ve made. We’ll always deduct any outstanding loan amount from the amount we refund to you.

If you cancel your policy during the free look period, we’re required to refund the premium payments you’ve made. We’ll hold the net premiums in the Money Market investment option until the free look transfer date. On that day, we’ll transfer the accumulated value in the Money Market investment option to the investment options you’ve chosen.

The free look transfer date is the latest of the following:

• 10 days after we issue your policy

• when we consider your policy to be in force.

Timing of payments, forms and requests

A business day, called a valuation date in your policy, is any day that the New York Stock Exchange and our life insurance operations center are open. It usually ends at 4:00 p.m. Eastern time.

The New York Stock Exchange and our life insurance operations center are usually closed on weekends and on the following days:

• New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day,

and

• the Friday before July Fourth or Christmas Day if that holiday falls on a Saturday

• the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

Call us or contact your registered representative if you have any questions about the proper form required for a request.

To request payment of death benefit proceeds, send us proof of death and payment instructions.	Effective date
Once your policy is in force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the mailing address that appears on the back cover of this prospectus.

Planned periodic premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form on a business day before the time of close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

Other forms, notices and requests are normally effective as of the next business day after we receive them in proper form, unless the transaction is scheduled to occur on another business day. Change of owner and beneficiary forms are effective as of the day you sign the change form, once we receive them in proper form.

Proper form
We’ll process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us.

When we make payments and transfers
We’ll normally send the proceeds of transfers, withdrawals, loans, surrenders, exchanges and death benefit payments within seven days after the effective date of the request in proper form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the variable investment options under unusual circumstances, for example, if:

• the New York Stock Exchange closes on a day other than a regular holiday or weekend

• an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a variable account’s assets.

We may delay transfers and payments from the fixed options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We’ll pay interest at an annual rate of at least 3% on any withdrawals or surrender proceeds from the fixed options that we delay for 30 days or more.

We pay interest at an annual rate of at least 3% on death benefit proceeds, calculated from the day the survivor dies to the day we pay the proceeds.

PACIFIC SELECT ESTATE PRESERVER – NY BASICS

Telephone and electronic transactions Please ask your registered representative for more information regarding electronic transactions.	You may authorize us to accept telephone or electronic instructions by completing the appropriate section on your application, or later by a telephone and electronic authorization form. As long as we have your signed authorization on file, you may give us instructions regarding the following policy transactions by telephone or electronically through our website:

• change your premium allocations

• make transfers between investment options

• give us instructions regarding the dollar cost averaging or portfolio rebalancing services

• request a policy loan (by telephone only).

Certain registered representatives are able to give us instructions electronically if authorized by you. You may appoint your registered representative to give us instructions on your behalf by completing and filing a telephone and electronic authorization form with us.

Here are some things you need to know about telephone and electronic transactions:

• If your policy is jointly owned, all joint owners must sign the telephone and electronic authorization. We’ll take instructions from any owner or anyone you appoint.
• We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

We’ll send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next business day or when service has resumed.

When you authorize us to accept your telephone and electronic instructions, you agree that:

• we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

• neither we, the administrator, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

• you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

THE DEATH BENEFIT

We’ll pay death benefit proceeds to your beneficiary after the survivor dies while the policy is still in force. Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

Your policy’s initial amount of insurance coverage is its initial face amount. We determine the face amount based on instructions provided in your application.

The minimum face amount when a policy is issued is usually $100,000, but we may reduce this in some circumstances.

You’ll find your policy’s face amount, which includes any increases or decreases, in the specification pages in your policy.	This policy offers four death benefit options, Options A, B, C and D. The option you choose will generally depend on which is more important to you: a larger death benefit or building the accumulated value of your policy.

Here are some things you need to know about the death benefit:

• You choose your death benefit option on your policy application.

• If you do not choose a death benefit option, we’ll assume you’ve chosen Option A.

• The death benefit will always be the greater of the death benefit under the option you choose or the guideline minimum death benefit.

• The death benefit will never be lower than the face amount of your policy if you’ve chosen Option A, B or D. The death benefit proceeds will always be reduced by any outstanding loan amount.

• We’ll pay the death benefit proceeds to your beneficiary when we receive proof of the deaths of both insureds.

• After the younger insured reaches age 100, the death benefit equals the accumulated value.

Choosing your death benefit option The examples are intended to show how the death benefit options work and are not predictive of investment performance in your policy.	You can choose one of the following four options for the death benefit on your application. The graphs below help you compare the options using several hypothetical examples.

Option A – the face amount of your policy.	Option B – the face amount of your policy plus its accumulated value.

The death benefit changes as your policy’s accumulated value changes. The better your investment options perform, the larger the death benefit will be.

Option C – the face amount of your policy plus the total premiums you’ve paid minus any withdrawals or distributions made.	Option D – the face amount of your policy multiplied by a death benefit factor.

The more premiums you pay and the less you withdraw, the larger the death benefit will be.	The death benefit gradually increases over time no matter how your investment options perform, as long as there is enough accumulated value to keep your policy in force.

THE DEATH BENEFIT

How we calculate the death benefit for Option D

If you choose Option D, we’ll calculate the death benefit by multiplying the face amount by a death benefit factor. The death benefit factor is a number from 1.0 to 2.0. A factor of 1.0 means the death benefit equals the face amount. A factor of 2.0 means the death benefit is two times the face amount.

The factor changes on each policy anniversary and is based on the joint equal age of the insureds and the number of completed policy years. Joint equal age is a calculation that blends the ages and insurance risks of the insureds. Generally, the death benefit factor will reach the maximum of 2.0 when joint equal age plus the number of completed policy years is between 85 and 90. You’ll find more information about how we calculate joint equal age in Appendix A.

You’ll find more information about the death benefit factor in Appendix D and in your policy.

The guideline minimum death benefit

If your policy’s death benefit is equal to the guideline minimum death benefit, and the net amount at risk is more than three times the death benefit on the policy date, we may reduce the death benefit by making withdrawals from your policy.

We will not charge you our usual $25 withdrawal fee, but the withdrawals may be taxable. Please turn to Withdrawals, surrenders and loans for information about making withdrawals.	The guideline minimum death benefit is the minimum death benefit needed for your policy to qualify as life insurance under Section 7702 of the Internal Revenue Code. If the amount of the death benefit under the option you choose is less than the guideline minimum death benefit, we’ll adjust your death benefit to equal the guideline minimum death benefit.

We calculate the guideline minimum death benefit by multiplying the accumulated value of your policy by a death benefit percentage. This percentage is based on the age of the younger insured and will increase over time. You’ll find a table of guideline minimum death benefit percentages in Appendix C.

When we pay the death benefit

Your beneficiary can choose to receive the death benefit proceeds in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.

It is important that we have a current address for your beneficiary so that we can pay death benefit proceeds promptly. If we cannot pay the proceeds to your beneficiary within five years of the death of the survivor, we’ll be required to pay them to the state.	We calculate the amount of the death benefit proceeds as of the end of the day the survivor dies. If that person dies on a day that is not a business day, we calculate the proceeds as of the next business day.

Your policy’s beneficiary must send us proof that both insureds died while the policy was in force, along with payment instructions. If both insureds die at the same time, or if it’s not clear who died first, we’ll assume the younger insured died first.

Death benefit proceeds equal the total of the death benefits provided by your policy and any riders you’ve added, minus any outstanding loan amount, minus any overdue charges.

We’ll pay interest at an annual rate of at least 3% on the death benefit proceeds, calculated from the day the survivor dies to the day we pay the proceeds.

Comparing the death benefit options

Net amount at risk is the difference between the death benefit that would be payable if both insureds died, and the accumulated value of your policy.

Example A assumes the following:

• the insureds are male and female non-smokers, each age 45 at the time the policy was issued
• face amount is $1,000,000
• accumulated value at year 20 is $600,000
• total premiums paid into the policy at year 20 is $300,000
• the death benefit percentage for the guideline minimum death benefit is 111%
• the death benefit factor for Option D at year 20 is 123.2%
• the guideline minimum death benefit is $666,000 (accumulated value times a death benefit percentage factor of 111%)

Example B uses the same assumptions as Example A, but has an accumulated value of $1,400,000. Because accumulated value has increased, the guideline minimum death benefit is now $1,554,000 ($1,400,000 times a death benefit factor of 111%).	The tables below compare the death benefits provided by the policy’s four death benefit options. The examples are intended only to show differences in death benefits and net amounts at risk. Accumulated value assumptions may not be realistic.

These examples show that each death benefit option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your policy’s accumulated value, increase with the amount of the death benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted net amount at risk. As the net amount at risk increases, your cost of insurance increases. Accumulated value also varies depending on the performance of the investment options in your policy.

Example A		The death benefit is the larger of these two amounts

Death benefit option	How it’s calculated	Death benefit under the option	Guideline minimum death benefit	Net amount at risk used for cost of insurance charge

Option A	Face amount	$1,000,000	$666,000	$397,540.07
Option B	Face amount plus accumulated value	$1,600,000	$666,000	$996,064.11
Option C	Face amount plus premiums less distributions	$1,300,000	$666,000	$696,802.09
Option D	Face amount times death benefit factor	$1,232,000	$666,000	$628,969.36

Example B		The death benefit is the larger of these two amounts

Death benefit option	How it’s calculated	Death benefit under the option	Guideline minimum death benefit	Net amount at risk used for cost of insurance charge

Option A	Face amount	$1,000,000	$1,554,000	$150,177.26
Option B	Face amount plus accumulated value	$2,400,000	$1,554,000	$994,096.16
Option C	Face amount plus premiums less distributions	$1,300,000	$1,554,000	$150,177.26
Option D	Face amount times death benefit factor	$1,232,000	$1,554,000	$150,177.26

Changing your death benefit option

We will not change your death benefit option if it means your policy will be treated as a modified endowment contract, unless you’ve told us in writing that this would be acceptable to you. Modified endowment contracts are discussed in Variable life insurance and your taxes.	You can change your death benefit option of your policy. Here’s how it works:

• You can change the death benefit once in any policy year.
• You must send us your request in writing.
• You can only change to Option A or Option B.
• The change will become effective on the first monthly payment date after we receive your request. If we receive your request on a monthly payment date, we’ll process it that day.
• We may charge you a fee of up to $100 each time you request to change your death benefit option.
• The face amount of your policy will change by the amount needed to make the death benefit under the new option equal the death benefit under the old option just before the change. We will not let you change the death benefit if doing so means the face amount of your policy will become less than $100,000. We may waive this minimum amount under certain circumstances.

THE DEATH BENEFIT

• Changing the death benefit option can also affect the monthly cost of insurance charge since this charge varies with the net amount at risk.
• The new death benefit option will be used in all future calculations.

Decreasing the face amount

Decreasing the face amount may affect your policy’s tax status. To ensure your policy continues to qualify as life insurance, we might be required to return part of your premium payments to you, or make distributions from the accumulated value, which may be taxable.

We will not decrease the face amount if it means your policy will be treated as a modified endowment contract, unless you’ve told us in writing that this would be acceptable to you.

For more information, please see Variable life insurance and your taxes.	You can decrease your policy’s face amount starting on the first policy anniversary as long as we approve it. Here’s how it works:

• You can decrease the face amount as long as at least one insured is still living.
• You can only decrease the face amount once in any policy year.
• You must send us your request in writing while your policy is in force.
• The decrease will become effective on the first monthly payment date after we receive your request. If we receive your request on a monthly payment date, we’ll process it that day.
• Decreasing the face amount can affect the monthly cost of insurance charge since this charge varies with the net amount at risk.
• We can refuse your request to make the face amount less than $100,000. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.

If you decrease your face amount in the first 10 years of the policy, we’ll deduct a surrender charge from your policy’s accumulated value. Please turn to Withdrawals, surrenders and loans and the SAI for information about the surrender charges.

Optional riders

We offer other variable life insurance policies which provide insurance protection on the lives of two people or on the life of one person. The loads and charges on these policies may be different. Combining a policy and a rider, however, may be more economical than adding another policy. It may also be more economical to provide an amount of insurance coverage through a policy alone.

Ask your registered representative for more information about the riders available with the policy, or about other kinds of life insurance policies offered by PL&A.

There may be tax consequences if you exercise your rights under the Policy split option rider. Please see Variable life insurance and your taxes for more information.

Samples of the provisions for the extra optional benefits are available from us upon written request.	There are three optional riders that provide extra benefits, some at additional cost. Not all riders are available in every state, and some riders may only be added when you apply for your policy.

• Last survivor added protection benefit
Provides level or varying term insurance on both insureds.

• Individual annual renewable term rider
Provides level or varying term insurance on either or both insureds.

• Policy split option rider
Splits the policy into two individual policies with evidence of insurability.

Certain restrictions may apply and are described in the rider or benefit. We’ll add any rider charges to the monthly charge we deduct from your policy’s accumulated value.

More detailed information regarding each rider appears in the SAI.

HOW PREMIUMS WORK

Your policy gives you the flexibility to choose the amount and frequency of your premium payments.

The amount, frequency, and period of time over which you make premium payments may affect whether your policy will be classified as a modified endowment contract, or no longer qualifies as life insurance for tax purposes. See Variable life insurance and your taxes for more information.	We usually set the amount of your first premium payment. You can schedule the amount and frequency of remaining premium payments within certain limits. Each premium payment must be at least $50.

We deduct a premium load from each premium payment, and then allocate your net premium to the investment options you’ve chosen. Depending on the performance of your investment options, and on how many withdrawals, loans or other policy features you’ve taken advantage of, you may need to make additional premium payments to keep your policy in force.

Your initial premium	We apply your first premium payment to the policy on the later of the day we receive it or the day we receive all contractual and administrative requirements necessary for your policy to be in force. See How Premiums Work: Allocating your premiums for more information on when your first net premium is allocated to the investment options.

If you have outstanding contractual and administrative requirements, your registered representative will notify you of a delivery date when any outstanding requirements are due to us, not to exceed 45 days from the date we issue your policy. If we do not receive your first premium payment and all contractual and administrative requirements on or before the delivery date, we can cancel the policy and refund any premium payment you’ve made. We may extend the delivery date in some cases.

Planned periodic premium payments

Even if you pay all your premiums when they’re scheduled, your policy could lapse if the accumulated value, less any outstanding loan amount, is not enough to pay your monthly charges. Turn to Your policy’s accumulated value for more information.	You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

• On your application, you choose a fixed amount of at least $50 for each premium payment.

• You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Uni-check plan, which is described below.

• We send you a notice to remind you of your scheduled premium payment (except for monthly electronic funds transfer plan payments, which are paid automatically).

• You do not have to make the premium payments you’ve scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your policy’s accumulated value and death benefit, and could cause your policy to lapse.

• We’ll treat any payment you make during the life of your policy as a loan repayment, not as a premium payment, unless you tell us otherwise. When a payment, or any portion of it, exceeds your outstanding loan amount, we’ll treat it as a premium payment.

HOW PREMIUMS WORK

Paying your premium	Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

• by personal check, drawn on a U.S. bank

• by cashier’s check, if it originates in a U.S. bank.

• by third party check, when there is a clear connection of the third party to the underlying transaction

• wire transfers that originate in U.S. banks.

We will not accept premium payments in the following forms:

• cash

• credit card or check drawn against a credit card account

• money order or traveler’s checks

• cashier’s check drawn on a non-U.S. bank, even if the payment may be effected through a   U.S. bank

• third party check, if there is not a clear connection of the third party to the underlying transaction

• wires that originate from foreign bank accounts.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by electronic funds transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Monthly electronic funds transfer plan
Once you’ve made your first premium payment, you can make monthly premium payments using our electronic funds transfer plan. Here’s how it works:

• you authorize us to withdraw a specified amount from your checking account each month

• you can choose any day between the 4th and 28th of the month

• if you do not specify a day for us to make the withdrawal, we’ll withdraw the premium payment on your policy’s monthly anniversary. If your policy’s monthly anniversary falls on the 1st, 2nd or 3rd of the month, we’ll withdraw the payment on the 4th of each month.

Deductions from your premiums Your net premium is your premium payment less the premium load.	We deduct a premium load from each premium payment you make. The load is made up of three charges:

Sales load
During the first 10 years of your policy, we deduct a 0% sales load from each premium payment you make. The sales load is 3% after the 10th policy year. This charge helps pay for the cost of distributing our policies.

Premium based charges

State and local charge
We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. This rate approximates the average rate we pay for all states. We do not expect to increase the rate unless the rate we pay changes.

Federal charge
We deduct 1.50% from each premium payment to compensate us for certain costs or lost investment opportunities we incur associated with certain policy acquisition expenses that we are generally required to capitalize and amortize over a 10-year period, rather than deduct them currently for federal income tax purposes, which may result in a higher corporate federal income tax liability for us in the year the expenses were incurred. These consequences are often referred to as the “DAC tax”.

We reserve the right to increase or decrease these loads and charges. Like other policy charges, we may profit from the premium load and may use these profits for any lawful purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.

Allocating your premiums There are special restrictions when allocating premiums to the Fixed LT account. Please turn to Your investment options for more information about the investment options.	We generally allocate your net premiums to the investment options you’ve chosen on your application on the day we receive them. We currently limit your allocations to 20 investment options at one time.

We allocate your first premium on the free look transfer date. We’ll hold your net premiums in the Money Market investment option until the free look transfer date, and then transfer them to the investment options you’ve chosen.

Portfolio optimization is an asset allocation service that Pacific Life offers at no additional charge for use within your policy. Asset allocation refers to the manner that investments are distributed among asset classes to help attain an investment goal. For your policy, portfolio optimization can help with decisions about how you should allocate your accumulated value among available investment options. The theory behind portfolio optimization is that diversification among asset classes can help reduce volatility over the long term.

For more information on Pacific Life’s role as investment adviser for the portfolio optimization service, please see the brochure from Pacific Life’s Form ADV, the SEC investment adviser registration form, which will be delivered to you at the time you subscribe to the portfolio optimization service. Please contact us if you would like to receive a copy of this brochure.	Portfolio optimization
The service. As part of Pacific Life’s portfolio optimization service, Pacific Life has developed several asset allocation models (portfolio optimization models or models), each based on different profiles of an investor’s willingness to accept investment risk. If you decide to subscribe to the portfolio optimization service and select one of the portfolio optimization models, your initial net premium payment (in the case of a new application) or accumulated value, as applicable, will be allocated to the investment options according to the model you select. Subsequent net premium payments will also be allocated accordingly, unless you instruct us otherwise in writing. If you choose, you can rebalance your accumulated value quarterly, semi-annually, or annually, to maintain the current allocations of your portfolio optimization model, since changes in the net asset values of the underlying portfolios in each model will alter your asset allocation over time. If you also allocate part of your net premium payment or accumulated value that is not currently included in your model and you elect periodic rebalancing, such amounts will not be considered when rebalancing. If you subscribe to portfolio optimization and elect periodic rebalancing, only the investment options within your model will be rebalanced.

If you subscribe to portfolio optimization, Pacific Life will serve as your investment adviser for the service solely for purposes of development of the portfolio optimization models and periodic updates of the models.

On a periodic basis (typically annually) or when Pacific Life believes appropriate, the portfolio optimization models are evaluated and the models are updated, as discussed below. If you subscribe to portfolio optimization, Pacific Life instructs us to automatically reallocate your accumulated value or net premium payments, as applicable, in accordance with the model you select as it is updated from time to time based on discretionary authority that you grant to Pacific Life, unless you instruct it otherwise. In developing and periodically updating the portfolio optimization models, Pacific Life currently relies on the recommendations of an independent third-party analytical firm. Pacific Life may change the firm that it uses from time to time, or, to the extent permissible under applicable law, use no independent firm at all.

HOW PREMIUMS WORK

Pacific Life offers five asset allocation models, each comprised of a carefully selected combination of investment options (reflecting the underlying portfolios of Pacific Select Fund).	The portfolio optimization models. Development of the portfolio optimization models is a two-step process. First, an optimization analysis is performed to determine the breakdown of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization.” Next, after the asset class exposures are known, a determination is made of how available investment options (underlying portfolios) can be used to implement the asset class level allocations. The investment options are selected by evaluating the asset classes represented by the underlying portfolios and combining investment options to arrive at the desired asset class exposures. The portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, investment options are selected in a way intended to optimize potential returns for each model, given a particular level of risk tolerance. This process could, in some cases, result in the inclusion of an investment option in a model based on its specific asset class exposure or other specific optimization factors, even where another investment option may have better historical performance.

Periodic updates of the portfolio optimization model and notices of updates. Each of the portfolio optimization models are evaluated periodically (generally, annually) to assess whether the combination of investment options within each model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the model. As a result of the periodic analysis, each model may change and investment options may be added to a model (including investment options not currently available), or investment options may be deleted from a model.

When your portfolio optimization model is updated, Pacific Life instructs us to automatically reallocate your accumulated value and any subsequent net premium payments in accordance with any changes to the model you have selected. This means the allocation of your accumulated value, and potentially the investment options in which you are invested, will automatically change and your accumulated value and any subsequent net premium payments will be automatically reallocated among the investment options in your updated model (independently of any automatic rebalancing you may have selected). Pacific Life requires that you grant Pacific Life discretionary investment authority to periodically instruct us to reallocate your accumulated value and any subsequent net premium payments in accordance with the updated version of the portfolio optimization model you have selected, if you wish to participate in portfolio optimization. If your policy was purchased through Smith Barney, now known as Citigroup Global Markets Inc., or through Citicorp Investment Services (Citicorp), you must contact your registered representative if you want to move to a new model after the annual analysis.
When Pacific Life updates the portfolio optimization models, we will send you written notice of the updated models at least 30 days in advance of the date Pacific Life intends the updated version of the model to be effective. You should carefully review these notices. If you wish to accept the changes in your selected model, you will not need to take any action, as your accumulated value and any subsequent net premium payments will be reallocated in accordance with the updated model automatically. If you do not wish to accept the changes to your selected model, you can change to a different model or withdraw from the portfolio optimization service.

Your registered representative can help you determine which model is best suited to your financial needs, investment time horizon, and willingness to accept investment risk. You should periodically review these factors with your registered representative to determine if you should change models to keep up with changes in your personal circumstances.

You may change to a different model at any time by completing an investment policy statement. Please contact us or your registered representative for a copy of this form. You may discontinue the portfolio optimization service for your policy at any time with a proper written request or by telephone or electronic instructions provided we have your completed telephone and electronic authorization on file.	Selecting a portfolio optimization model. If you choose to subscribe to the portfolio optimization service, you need to determine which portfolio optimization model is best for you. Neither PL&A nor Pacific Life will make this decision. You should consult with your registered representative on this decision. Your registered representative can assist you in completing the proper forms to subscribe to the portfolio optimization service or to change to a different model. You may, in consultation with your registered representative, utilize analytical tools made available by Pacific Life, including an investor profile questionnaire, which asks questions intended to help you or your registered representative assess your financial needs, investment time horizon, and willingness to accept investment risk. Your responses can be analyzed using the service available on the Pacific Life website. While the information from the Pacific Life website may assist you, it is your decision, in consultation with your registered representative, to select a model or to change to a different model, and PL&A and Pacific Life bear no responsibility for this decision.

Risks. Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience volatility. Investment performance of your accumulated value could be better or worse by participating in a portfolio optimization model than if you had not participated. A model may perform better or worse than any single investment option or asset class or other combinations of investment options or asset classes. Model performance is dependent upon the performance of the component investment options (and their underlying portfolios). The timing of your investment and the frequency of automatic rebalancing may affect performance. Your accumulated value will fluctuate, and when redeemed, may be worth more or less than the original cost.

A portfolio optimization model may not perform as intended. Although the models are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance may differ in the future from the historical performance and assumptions upon which the models are based, which could cause the models to be ineffective or less effective in reducing volatility.

Periodic updating of the portfolio optimization models can cause the underlying portfolios to incur transactional expenses to raise cash for money flowing out of the portfolios or to buy securities with money flowing into the portfolios. These expenses can adversely affect performance of the pertinent portfolios and the models.
Pacific Life may be subject to competing interests that have the potential to influence its decision making with regard to portfolio optimization. For example, one portfolio may provide a higher advisory fee to Pacific Life than another portfolio, and provide Pacific Life with incentive to use the portfolio with the higher fee as part of a portfolio optimization model. In addition, Pacific Life may believe that certain portfolios may benefit from additional assets or could be harmed by redemptions. As adviser to Pacific Select Fund, Pacific Life monitors performance of the portfolios, and may, from time to time, recommend to the Pacific Select Fund’s Board of Trustees a change in portfolio management firm or strategy or the closure or merger of a portfolio, all of which could

HOW PREMIUMS WORK

impact a model. All Pacific Select Fund portfolios are analyzed by the independent third party analytical firm. Pacific Life does not dictate to the third party analytical firm the number of portfolios in a model, the percent that any portfolio represents in a model, or which portfolios may be selected (other than to require exclusion of any portfolio that is expected to be liquidated, merged into another portfolio, or otherwise closed). Pacific Life believes its reliance on recommendations of an independent third-party analytical firm to develop and update the models (as described above) reduces or eliminates the potential for Pacific Life to be influenced by these competing interests, but there can be no assurance of this.

Pacific Life is under no contractual obligation to continue this service and has the right to terminate or change the portfolio optimization service at any time.

Limits on the premium payments you can make	We will not accept premium payments after the younger insured reaches age 100.

You may direct us to accept premium payments or other instructions that will cause your policy to be treated as a modified endowment contract by signing a modified endowment contract election form.

You’ll find a detailed discussion of modified endowment contracts in Variable life insurance and your taxes. You should speak to a qualified tax advisor for complete information regarding modified endowment contracts.	Federal tax law puts limits on the amount of premium payments you can make in relation to your policy’s death benefit. These limits apply in the following situations:

• If accepting the premium means your policy will no longer qualify as life insurance for federal income tax purposes.

• If applying the premium in that policy year means your policy will become a modified endowment contract.

• If applying the premium payment to your policy will increase the net amount at risk. This will happen if your policy’s death benefit is equal to the guideline minimum death benefit or would be equal to it once we applied your premium payment.

YOUR POLICY’S ACCUMULATED VALUE

Accumulated value is used as the basis for determining policy benefits and charges.	Accumulated value is the value of your policy on any business day.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you’ll receive if you surrender your policy. It also affects the amount of the death benefit if you choose a death benefit option that’s calculated using accumulated value.

The accumulated value of your policy is not guaranteed – it depends on the performance of the investment options you’ve chosen, the premium payments you’ve made, policy charges and how much you’ve borrowed or withdrawn from the policy.

Calculating your policy’s accumulated value Please see Taking out a loan for information about loans and the loan account.	Your policy’s accumulated value is the total amount allocated to the variable investment options and the fixed options, plus the amount in the loan account.

We determine the value allocated to the variable investment options on any business day by multiplying the number of accumulation units for each variable investment option credited to your policy on that day, by the variable investment option’s unit value at the end of that day. The process we use to calculate unit values for the variable investment options is described in Your investment options.

Persistency credit	Policies may be eligible for a persistency credit. Here’s how it works:

Beginning on your 16th policy anniversary and on each policy anniversary thereafter, we may credit your policy with a persistency credit of 0.15% on an annual basis. We calculate the persistency credit amount on your policy’s average accumulated value less any outstanding loan amount on each monthly payment date during the preceding policy year. We add it proportionately to your investment options according to your most recent allocation instructions.

Beginning on your 21st policy anniversary, we may increase your annual persistency credit to 0.25%.

Your policy’s persistency credit is not guaranteed, and we may discontinue the program at any time.

YOUR POLICY’S ACCUMULATED VALUE

Monthly deductions

If there is not enough accumulated value to pay the monthly charge, your policy could lapse. The performance of the investment options you choose, not making planned premium payments, or taking out a loan all affect the accumulated value of your policy.

You’ll find a discussion about when your policy might lapse, and what you can do to reinstate it, later in this section.

Unisex rates are used when a policy is owned by an employer in connection with employment-related or benefit programs.

Class is determined by a number of factors, including the age, risk classification, smoking status and gender (unless unisex rates are required) of the insureds, and the policy date and duration.	We deduct a monthly charge from your policy’s accumulated value in the investment options each monthly payment date.

Unless you tell us otherwise, we deduct the monthly charge from the investment options that make up your policy’s accumulated value, in proportion to the accumulated value you have in each option. This charge is made up of three charges:

Cost of insurance
This charge is for providing you with life insurance protection. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.

There are maximum or guaranteed cost of insurance rates associated with your policy. When the younger insured reaches age 100, the guaranteed cost of insurance rate is zero – in other words, you no longer pay any cost of insurance.

The guaranteed rates include the insurance risks associated with insuring two people. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the ages, gender and risk classes of the insureds unless unisex rates are required.

Our current cost of insurance rates will apply uniformly to all members of the same class. Any changes in the cost of insurance will apply uniformly to all members of the same class. These rates generally increase as the ages of the two people increase, and they vary with the number of years the policy has been in force. Our current rates are lower than the guaranteed rates and they will not exceed the guaranteed rates in the future.

If you add a Last survivor added protection benefit, or Individual annual renewable term rider to your policy, we will include the face amount of the rider in this calculation of cost of insurance.	How we calculate cost of insurance

We calculate cost of insurance by multiplying the current cost of insurance rate by a discounted net amount at risk at the beginning of each policy month.

The discounted net amount at risk for the cost of insurance calculation is the difference between a discounted death benefit that would be payable if both insureds died, and the accumulated value of your policy. We calculate it in two steps:

• Step 1: we divide the death benefit that would be payable at the beginning of the policy month by 1.002466.

• Step 2: we subtract your policy’s accumulated value at the beginning of the policy month from the amount we calculated in step 1.

Next we allocate the net amount at risk in proportion to the face amount of the base policy, any optional Last survivor added protection benefit rider and any optional Individual annual renewable term rider, and each increase that’s in force as of your monthly payment date.

We then multiply the amount of each allocated net amount at risk by the cost of insurance rate for each coverage segment. The sum of these amounts is your cost of insurance charge.

Premiums, net premiums, policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your net amount at risk, depending on the option you choose or if your death benefit under the policy is the guideline minimum death benefit.

Administrative charge
We deduct a charge of $7.50 a month. We guarantee that this charge will not increase. When the younger insured reaches age 100, the administrative charge is zero – in other words, you no longer pay any administrative charge.

If you buy additional Pacific Select Estate Preserver – NY policies that insure the same two people, we will not deduct the administrative charge from the additional policies. Instead, we’ll deduct $200 from each policy’s first premium payment to help cover our processing costs.

Mortality and expense risk charge
Mortality risk is the chance that the people insured by policies we’ve issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.

Expense risk is the chance that our actual administrative and operating expenses are more than expenses we expected.

The mortality and expense risk charge helps compensate us for these risks. It has two components, which are described in the box on the following page. We guarantee this charge will not increase.

Charges for optional riders
If you add any riders to your policy, we add any charges for them to your monthly charge.

An example
For a policy that insures a male non-smoker age 56 and a female non-smoker age 53 when the policy is issued, with:

• a face amount of $2,000,000
• accumulated value of $60,000 after deducting any outstanding loan amount.

The maximum monthly charge for the face amount component is $320 (($2,000,000 ÷ 1,000) × 0.160).

The monthly charge for the accumulated value component if the policy’s accumulated value is $60,000 is:

• $45 ($60,000 × 0.075%) during policy years 1 through 10
• $15 ($60,000 × 0.025%) during policy years 11 through 20
• $2.52 ($60,000 × .0042%) during policy year 21 and thereafter

The monthly charge for the face amount component of the mortality and expense risk charge will never exceed $0.64 per $1,000 of the initial face amount of your policy.	How we calculate the mortality and expense risk charge

The mortality and expense risk charge has two components: a face amount component and an accumulated value component.

• Face amount component We deduct a face amount component every month during the first 10 policy years, at a rate that is based on the joint equal age on the policy date and each $1,000 of the initial face amount of your policy. The rates for the face amount component are shown in Appendix B.

• Accumulated value component We deduct an accumulated value component every month during the first 10 policy years at an annual rate of 0.90% (0.075% monthly) of your policy’s accumulated value in the investment options. During policy years 11 through 20, we reduce the annual rate to 0.30% (0.025% monthly) of the accumulated value. During policy year 21 and thereafter, we further reduce the annual rate to 0.05% (0.0042% monthly) of the accumulated value. For the purposes of this charge, the amount of accumulated value is calculated on the monthly payment date after we deduct the cost of insurance and charges for any optional riders.

YOUR POLICY’S ACCUMULATED VALUE

Lapsing and reinstatement	Your policy will lapse if there is not enough accumulated value, after subtracting any outstanding loan amount, to cover the monthly charge on the day we make the deduction.
Your policy’s accumulated value is affected by the following:

• loans or withdrawals you make from your policy

• not making planned premium payments

• the performance of your investment options

• charges under the policy.

If your policy lapses, you could face significant income tax liability in the year of the lapse.

Tax issues are described in detail in Variable life insurance and your taxes.

For more information regarding payment due to keep your policy in force, please contact our life insurance operations center.	There is no guarantee that your policy will not lapse even if you pay your planned periodic premium.

If there is not enough accumulated value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you’ve assigned your policy to, a notice telling you the minimum amount you have to pay to keep your policy in force. This amount is based on the sum of the monthly charges not deducted plus three times the monthly charges due when the insufficiency occurred, adjusted to add premium load. However, the minimum amount you must pay to keep your policy in force is equal to three times the monthly charge that was due on the monthly payment date when there was not enough accumulated value to pay the charge, plus premium load.

We’ll give you a grace period of 61 days from the date we send the notice to pay sufficient premium to keep your policy in force. Your policy will remain in force during the grace period.

If you do not make the minimum payment
If we do not receive your payment within the grace period, your policy will lapse with no value. This means we’ll end your life insurance coverage.

Remember to tell us if a payment is a premium payment. Otherwise, we’ll treat it as a loan repayment.	If you make the minimum payment
If we receive your payment within the grace period, we’ll allocate your net premium to the investment options you’ve chosen and deduct the monthly charge from your investment options in proportion to the accumulated value you have in each option.

If your policy is in danger of lapsing and you have an outstanding loan amount, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your policy’s face amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your policy from lapsing, you’ll have to repay a portion of your outstanding loan amount.

How to avoid future lapsing
To stop your policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion if it.

Paying death benefit proceeds during the grace period
If the survivor dies during the grace period, we’ll pay death benefit proceeds to your beneficiary. We’ll reduce the payment by any unpaid monthly charges and any outstanding loan amount.

Reinstating a lapsed policy
If your policy lapses, you have five years from the end of the grace period but before the maturity date to apply for a reinstatement. We’ll reinstate it if you send us the following:

• a written application

• evidence satisfactory to us that the insured is still insurable

• a premium payment sufficient to:

• cover all unpaid monthly charges that were due in the grace period, and • keep your policy in force for three months after the day your policy is reinstated

We’ll reinstate your policy as of the first monthly payment date on or after the day we approve the reinstatement. When we reinstate your policy, its accumulated value will be the same as it was on the day your policy lapsed. We’ll allocate it according to your most recent premium allocation instructions.

Reinstating a lapsed policy with an outstanding loan amount
If you had an outstanding loan amount when your policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your policy. There are special rules that apply to reinstating a policy with an outstanding loan amount:

• If we reinstate your policy on the first monthly payment date that immediately follows the lapse, we’ll also reinstate the loan amount that was outstanding the day your policy lapsed.

• If we reinstate your policy on any monthly payment date other than the monthly payment date that immediately follows the lapse, we’ll deduct the outstanding loan amount from your policy’s accumulated value. This means you will no longer have an outstanding loan amount when your policy is reinstated.

YOUR INVESTMENT OPTIONS

This section tells you about the investment options available under your policy and how they work.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file you can call us at 1-888-595-6997 or submit a request electronically. Or you can ask your registered representative to contact us. You’ll find more information regarding telephone and electronic instructions in Pacific Select Estate Preserver – NY basics.

You’ll find information about when we allocate net premiums to your investment options in How premiums work.

Your policy’s accumulated value may be allocated to up to 20 investment options at any one time.	We put your premium payments in our general and separate accounts. We own the assets in our accounts and allocate your net premiums, less any charges, to the investment options you’ve chosen. Amounts allocated to the fixed options are held in our general account. Amounts allocated to the variable investment options are held in our separate account.

You choose your initial investment options on your application. If you choose more than one investment option, you must tell us the dollar amount or percentage you want to allocate to each option. You can change your premium allocation instructions at any time.

The investment options you choose, and how they perform, will affect your policy’s accumulated value and may affect the death benefit. Please review the investment options carefully and ask your registered representative to help you choose the right ones for your goals and tolerance for risk. Make sure you understand any costs you may pay directly and indirectly on your investment options because they will affect the value of your policy.

Variable investment options

Variable investment options are also known as variable accounts. These variable accounts are divisions of our separate account. We bear the direct operating expenses of our separate account. For more information about how these accounts work, see About PL&A.

Pacific Life is the investment adviser for the Pacific Select Fund. They oversee the management of all the fund’s portfolios, and manage two of the portfolios directly. They’ve retained other portfolio managers to manage the other portfolios.	You can choose from a selection of variable investment options. Each variable investment option is set up as a variable account under our separate account and invests in a corresponding portfolio of the Pacific Select Fund. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your policy’s accumulated value will fluctuate depending on the investment options you’ve chosen. You bear the investment risk of any variable investment options you choose.

The following chart is a summary of the Pacific Select Fund portfolios. You’ll find detailed descriptions of the portfolios in the Pacific Select Fund prospectus that accompanies this prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read the fund prospectus carefully before investing.

PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Blue Chip	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of “blue chip” companies and related derivatives.	A I M Capital Management, Inc.

Aggressive Growth	Long-term growth of capital.	Equity securities of small- and medium-sized growth companies.	A I M Capital Management, Inc.

Financial Services	Long-term growth of capital.	Equity securities in the financial services sector (including derivatives).	A I M Capital Management, Inc.

Diversified Research	Long-term growth of capital.	Equity securities of U.S. companies and foreign companies with significant markets in the U.S.	Capital Guardian Trust Company

Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of U.S. growth-oriented companies.	Capital Guardian Trust Company

American Funds Growth-Income	Long-term growth of capital and income.	A master fund that invests in equity securities of companies of any size and other securities which demonstrate the potential for appreciation and/or dividends.	Capital Research and Management Company (adviser to the Master Growth- Income Fund)

American Funds Growth	Long-term growth of capital.	A master fund that invests in equity securities of companies of any size that appear to offer superior opportunities for growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)

Technology	Long-term growth of capital.	Equity securities in the technology sector (including derivatives).	Columbia Management Advisors, Inc.

Short Duration Bond	Current income. (Capital appreciation is of secondary importance.)	High quality fixed income securities with an average portfolio duration not likely to exceed 3 years.	Goldman Sachs Asset Management, L.P.

Concentrated Growth (formerly called I-Net TollkeeperSM )	Long-term growth of capital.	Equity securities selected for their growth potential.	Goldman Sachs Asset Management, L.P.

Growth LT	Long-term growth of capital.	Equity securities of companies of any size.	Janus Capital Management LLC

Focused 30	Long-term growth of capital.	U.S. and foreign equity securities selected for their growth potential.	Janus Capital Management LLC

Health Sciences	Long-term growth of capital.	Equity securities of companies in the health sciences sector (including derivatives).	Jennison Associates LLC

Mid-Cap Value	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management LLC

International Value	Long-term capital appreciation.	Equity securities of relatively large companies located in developed countries outside of the U.S. believed to be undervalued.	Lazard Asset Management LLC

Capital Opportunities	Long-term growth of capital.	Equity securities with the potential for long- term growth of capital.	MFS Investment Management

YOUR INVESTMENT OPTIONS

PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	MFS Investment Management

Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the S&P 500 Index® (including derivatives).	Mercury Advisors

Small-Cap Index	Investment results that correspond to the total return of an index of small capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	Mercury Advisors

Fasciano Small Equity (formerly called Aggressive Equity)	Capital appreciation.	Equity securities of small companies believed to have sustainable earnings growth.	Neuberger Berman Management Inc.

Small-Cap Value	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	NFJ Investment Group L.P.

Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.

Main Street® Core	Long-term growth of capital and income.	Equity securities of large U.S. companies.	OppenheimerFunds, Inc.

Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.

Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity, and derivatives relating to such securities or related indices.	Pacific Investment Management Company LLC

Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation-indexed bonds, and forward contracts and derivatives relating to such securities.	Pacific Investment Management Company LLC

Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Life

High Yield Bond	High level of current income.	Fixed income securities with lower and medium- quality credit ratings and intermediate to long terms to maturity.	Pacific Life

Equity Income	Current income. (Capital growth is of secondary importance.)	Equity securities of large U.S. companies with a focus on income-producing securities believed to be undervalued by the market.	Putnam Investment Management, LLC

Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large U.S. companies.	Salomon Brothers Asset Management Inc

Comstock	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital and income.	Van Kampen

Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.	Van Kampen

Real Estate	Current income and long-term capital appreciation.	Equity securities of companies in the U.S. real estate industry.	Van Kampen

VN Small-Cap Value	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	Vaughan Nelson Investment Management, L.P.

An example
You ask us to allocate $6,000 to the Inflation Managed investment option on a business day. At the end of that day, the unit value of the variable account is $15. We’ll credit your policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is not the same as the value of a share in the underlying portfolio.

For information about timing of transactions, see Pacific Select Estate Preserver – NY basics.	Calculating unit values
When you choose a variable investment option, we credit your policy with accumulation units. The number of units we credit equals the amount we’ve allocated divided by the unit value of the variable account. Similarly, the number of accumulation units in your policy will be reduced when you make a transfer, withdrawal or loan from a variable investment option, and when your monthly charges are deducted.

The value of an accumulation unit is the basis for all financial transactions relating to the variable investment options. We calculate the unit value for each variable account once every business day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we’ll use the next unit value calculated after we receive your written request. If we receive your written request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the time of close of the New York Stock Exchange on a business day, we’ll use the value calculated as of the end of the next business day.

If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day. For your monthly charge, we’ll use the unit value calculated on your monthly payment date. If your monthly payment date does not fall on a business day, we’ll use the unit value calculated as of the end of the next business day.

To calculate the unit value, we multiply the unit value from the previous business day by the net investment factor. The net investment factor for a variable account on any business day is (a) minus (b), divided by (c) where:

a = the net asset value of the variable account as of the close of the prior business day, adjusted by investment performance and any dividends or distributions paid;
b = any charges for any taxes that are, or may become, associated with the operation of the variable account; and
c = the net asset value of the variable account as of the close of the previous business day.

The net asset value of a variable account on any business day is the net asset value per share for the variable account on the business day multiplied by the number of shares in the variable account on the valuation date. The investment company in whose shares the variable account invests reports the net asset value per share and the number of shares outstanding for each variable account on each business day.

The unit value of a variable account will change with the value of its corresponding Pacific Select Fund portfolio. Changes in the unit value of a variable account will not change the number of accumulation units credited to your policy.

You’ll find more about Pacific Select Fund fees and expenses in Fee tables and in the fund prospectus.	Fees and expenses paid by the Pacific Select Fund
The Pacific Select Fund pays advisory fees and other expenses. These are deducted from the assets of the fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your policy. If you choose a variable investment option, these fees and expenses affect you indirectly because they reduce portfolio returns. The fund is governed by its own Board of Trustees.

YOUR INVESTMENT OPTIONS

The SEC recently approved a rule change which will require the Boards of Trustees/ Directors of mutual funds to determine whether a redemption fee (not to exceed 2%) or other trading (transfer) restrictions should be imposed. A redemption fee is a fee that would be charged by and paid to the fund (not to Pacific Life). In the event the Board of Trustees/ Directors of any underlying funds imposes such fees or limitations, we will pass them on to you.

Substitution of Equity Income Portfolio

We will notify you of the effective date of substitution (the “substitution date”) set by Pacific Select Fund once the Securities and Exchange Commission (“SEC”) issues the order of approval of the substitution.	The Pacific Select Fund’s Board of Trustees approved the substitution of shares of the American Funds Growth-Income portfolio for shares of the Equity Income portfolio. Pacific Select Fund and PL&A will file an application for an order to permit the substitution with the SEC.

If the SEC issues an order to permit the substitution, the Pacific Select Fund will select a substitution date for shares of the Equity Income portfolio to be automatically redeemed and shares of the American Funds Growth-Income portfolio to be purchased. At the same time, accumulation units of the Equity Income variable account will be automatically exchanged for accumulation units of equal value of the American Funds Growth-Income variable account. The Equity Income portfolio and corresponding Equity Income variable account will cease to exist.

On the substitution date, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Equity Income investment option will be deemed an instruction for the American Funds Growth-Income investment option. This includes, but is not limited to, instructions for net premium allocations, transfer instructions (including instructions under any automatic transfer, portfolio rebalancing and dollar cost averaging services), and partial withdrawal and monthly deduction instructions.

You need not take any action regarding the substitution. The exchange of the Equity Income variable account accumulation units for accumulation units of equal value of the American Funds Growth-Income variable account will occur automatically on the substitution date.

If you do not wish to participate in the substitution, unless the SEC requires otherwise, the following will apply. You will have a 60 day “free transfer” period (which will not begin later than 30 days before the substitution date). During this “free transfer” period, the first unscheduled transfer, and any systematic transfer, from the Equity Income investment option (and, if required by the SEC, the American Funds Growth-Income investment option after the substitution date) will not count towards:

    • the transfer limitations described in your policy prospectus, or

• any transfer fees that may be assessed in the future.

We do not currently assess transfer fees, but we reserve the right to do so, as stated in the prospectus, in the future. We will notify you of your transfer rights at the same time we announce the substitution date.

Fixed options

The fixed options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about these options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about these options.

For more information about the general account, see About PL&A.	You can also choose from two fixed options: the Fixed account and the Fixed LT account. The fixed options provide a guaranteed minimum annual rate of interest. The amounts allocated to the fixed options are held in our general account. We have contracted with Pacific Life to manage our general account assets, subject to investment policies, objectives, directions and guidelines established by our Board.

Here are some things you need to know about the fixed options:

• Accumulated value allocated to the fixed options earn interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 3% during the first 10 policy years, 3.6% during policy years 11 through 20, and 3.85% during policy year 21 and thereafter.

• We may offer a higher annual interest rate on the fixed options. If we do, we’ll guarantee the higher rate until your next policy anniversary.

• There are no investment risks or direct charges.

• There are limitations on when and how much you can transfer from the fixed options. These limitations are described below in Transferring among investment options.

• We may place a limit of $1,000,000 on amounts allocated to the Fixed LT account in any 12-month period. This includes allocations of net premium, transfers, and loan repayments for all PL&A policies you own. Any allocations in excess of $1,000,000 will be allocated to your other investment options according to your most recent instructions. We may increase the $1,000,000 limit at any time at our sole discretion. To find out if a higher limit is in effect, ask your registered representative or contact us.

Transferring among investment options and market-timing restrictions

If your state requires us to refund your premiums when you exercise your right to cancel, you can make transfers and use transfer programs only after the free look transfer date. Your transfer of accumulated value on the free look transfer date does not count as a transfer for purpose of applying the limitations described in this section. For more information, please see Pacific Select Estate Preserver – NY basics.	Transfers
You can transfer among your investment options any time during the life of your policy without triggering any current income tax. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You’ll find more information about making telephone and electronic transfers in Pacific Select Estate Preserver – NY basics.

Transfers will normally be effective as of the end of the business day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

• Your policy’s accumulated value may be invested in up to 20 investment options at one time.

• Transfers are limited to 25 for each calendar year.

• If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the investment options until the start of the next calendar year. However, you may make one (1) transfer of all or a portion of your policy’s accumulated value remaining in the variable investment options into the Money Market investment option prior to the start of the next calendar year.

• Additionally, only two (2) transfers in any calendar month may involve any of the following investment options: International Value, International Large-Cap or Emerging Markets.

YOUR INVESTMENT OPTIONS

• For the purpose of applying the limitations, multiple transfers that occur on the same day are considered one (1) transfer. A transfer of accumulated value from the loan account into your investment options following a loan payment is considered a transfer under these limitations. Transfers into the loan account, or transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, the first year transfer service or an approved asset allocation service are excluded from the limitation. Also, allocations of premium payments are not subject to these limitations.

• There is no minimum amount required if you’re making transfers between variable investment options.

We reserve the right, in our sole discretion, to waive the transfer restrictions on the fixed options. Please contact us or your registered representative to find out if a waiver is currently in effect.	• You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.

• You can make one transfer in any 12-month period from each fixed option, except if you’ve signed up for the first year transfer service. Such transfers are limited to:

  • $5,000 or 25% of your policy’s accumulated value in the Fixed account
• $5,000 or 10% of your policy’s accumulated value in the Fixed LT account

You’ll find more about the first year transfer service later in this section.	The restrictions for transfers from the Fixed LT account are temporarily waived during the first policy year. You will be permitted to transfer any amount out of the Fixed LT account at any time during the first twelve policy months, subject to the transfer limitations described in this section. We reserve the right to discontinue this waiver at any time.

However, if the waiver is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year.

• Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $25 per transfer in excess of 12 per policy year.

• There is no minimum required value for the investment option you’re transferring to or from.

• You cannot make a transfer if your policy is in the grace period and is in danger of lapsing.

• We can restrict or suspend transfers.

• We will send you written notice if we refuse or delay your transfer request.

• We have the right to impose limits on transfer amounts, the value of the investment options you’re transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all policy owners.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of investment options, or reorganization of underlying portfolios or other extraordinary circumstances.

Market-timing restrictions
The policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the policy. Such frequent trading can disrupt management of the underlying portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the portfolios. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such policy owners, or by a registered representative or other party acting on behalf of one or more policy owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on portfolio performance and therefore your policy’s performance. Such trading may also cause dilution in the value of the investment options held by long-term policy owners. While these issues can occur in connection with any of the underlying portfolios, portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all policy owners. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying fund imposes a redemption fee or trading (transfer) limitations, we will pass them onto you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple policy owners. Such restrictions could include:

• not accepting transfer instructions from an agent acting on behalf of more than one policy owner, and

• not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one policy owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

YOUR INVESTMENT OPTIONS

Transfer services	We offer three services that allow you to make automatic transfers of accumulated value from one investment option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the variable investment options. Under the first year transfer service, you can make transfers from the Fixed account to the Fixed LT account and the variable investment options.

We have the right to discontinue, modify or suspend any of these transfer services at any time.

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. Investing this way does not guarantee profits or prevent losses.	Dollar cost averaging
Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between variable investment options. It does not allow you to make transfers to or from either of the fixed options. We process transfers as of the end of the business day on your policy’s monthly, quarterly, semi- annual or annual anniversary, depending on the interval you’ve chosen. You must have at least $5,000 in a variable investment option to start the service. Detailed information appears in the SAI.

We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an investment option with relatively higher returns to one with relatively lower returns.	Portfolio rebalancing
As the value of the underlying portfolios changes, the value of the allocations to the variable investment options will also change. The portfolio rebalancing service automatically transfers your policy’s accumulated value among the variable investment options according to your original percentage allocations. Detailed information appears in the SAI.

We do not currently charge for the portfolio rebalancing service or for transfers made under this service.

This service allows you to average the cost of investments over your first policy year. Investing this way does not guarantee profits or prevent losses.	First year transfer
Our first year transfer service allows you to make monthly transfers during the first policy year from the Fixed account to the variable investment options or the Fixed LT account. It does not allow you to transfer among variable investment options. You enroll in the service when you apply for your policy and include specific details on your application. Detailed information appears in the SAI.

We do not currently charge for the first year transfer service or for transfers made under this service.

WITHDRAWALS, SURRENDERS AND LOANS

Making a withdrawal, taking out a loan or surrendering your policy can change your policy’s tax status, generate taxable income, or make your policy more susceptible to lapsing. Be sure to plan carefully before using these policy benefits.

If you withdraw a larger amount than you’ve paid into your policy, your withdrawal may be considered taxable income.

For more information, see Variable life insurance and your taxes.	You can take out all or part of your policy’s accumulated value while your policy is in force by making withdrawals or surrendering your policy. You can take out a loan from us using your policy as security. You can also use your policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making withdrawals

You can choose to receive your withdrawal in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.

We will not accept your request to make a withdrawal if it will cause your policy to become a modified endowment contract, unless you’ve told us in writing that you want your policy to become a modified endowment contract.	You can withdraw part of your policy’s net cash surrender value starting on your policy’s first anniversary. Here’s how it works:

• You must send us a written request that’s signed by all owners.

• Each withdrawal must be at least $500, and the net cash surrender value of your policy after the withdrawal must be at least $500.

• If your policy has an outstanding loan amount, the maximum withdrawal you can take is the amount, if any, by which the cash surrender value just before the withdrawal, exceeds the outstanding loan amount divided by 90%.

• We’ll charge you $25 for each withdrawal you make.

• If you do not tell us which investment options to take the withdrawal from, we’ll deduct the withdrawal and the withdrawal charge from all of your investment options in proportion to the accumulated value you have in each option.

• The accumulated value, cash surrender value and net cash surrender value of your policy will be reduced by the amount of each withdrawal.

• If the survivor dies after you’ve sent a withdrawal request to us, but before we’ve made the withdrawal, we’ll deduct the amount of the withdrawal from any death benefit proceeds owing.

How withdrawals affect your policy’s death benefit
Making a withdrawal will affect your policy’s death benefit in the following ways:

• if your policy’s death benefit does not equal the guideline minimum death benefit, the death benefit will decrease by the amount of your withdrawal.

• if your policy’s death benefit equals the guideline minimum death benefit, the death benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your policy’s face amount If you’ve chosen death benefit Option B or Option C, making a withdrawal does not reduce your policy’s face amount.

If you’ve chosen death benefit Option A or Option D, a withdrawal may reduce your face amount. The face amount will be reduced by the amount if any, by which the face amount exceeds the result of the death benefit immediately before the withdrawal minus the amount of the withdrawal.

WITHDRAWALS, SURRENDERS AND LOANS

Taking out a loan

The amount in the loan account, plus any interest you owe, is referred to throughout this prospectus as your outstanding loan amount. Your policy refers to this amount as policy debt.

Taking out a loan will affect the growth of your policy’s accumulated value, and may affect the death benefit.	You can borrow money from us any time while your policy is in force. The minimum amount you can borrow is $200. The maximum amount available to borrow is less than 100% of your accumulated value.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You’ll find more information about requesting a loan by telephone or electronically in Pacific Select Estate Preserver – NY basics.

When you borrow money from us, we use your policy’s accumulated value as security. You pay interest on the amount you borrow. The accumulated value set aside to secure your loan also earns interest. Here’s how it works:

• To secure the loan, we transfer an amount equal to the amount you’re borrowing from your accumulated value in the investment options to the loan account. We’ll transfer this amount from your investment options in proportion to the accumulated value you have in each option, unless you tell us otherwise.

• Interest owing on the amount you’ve borrowed accrues daily at an annual rate of 4.1%. Interest that has accrued during the policy year is due on your policy anniversary. If you do not pay the interest when it’s due, we’ll add it to the amount of your loan and begin accruing interest on it from the day it was due. We’ll also transfer an amount equal to the interest that was due, from your policy’s accumulated value to the loan account. We’ll transfer this amount from your investment options in proportion to the accumulated value you have in each option, unless you tell us otherwise.

• The amount in the loan account earns interest daily at an annual rate of 3.1% during the first 10 policy years, 3.6 during policy years 11 through 20, and at least 3.85% during policy year 21 and thereafter. On your policy anniversary, we transfer the interest that has been credited to the loan account proportionately to your investment options according to your most recent allocation instructions.

• We currently intend to credit interest on the amount in the loan account at an annual rate of 4.1% in policy year 21 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 3.85% on the amount in the loan account during policy year 21 and thereafter.

How much you can borrow

You can borrow up to the larger of the following amounts:

• 90% of the accumulated value, less any outstanding policy debt and less any surrender charges that would apply if you surrendered your policy on the day you took out the loan.

• the result of a × (b ÷ c) - d where:
a = the accumulated value of your policy less any surrender charges that would have applied if you surrendered your policy on the day you took out the loan, and less 12 times the most recent monthly charge

b = 1.031 during the first 10 policy years, 1.036 during policy years 11 through 20, and 3.85% during policy year 21 and thereafter

c = 1.041

d = any outstanding loan amount.

An example of how much you can borrow

For a policy in policy year 13 with:

• accumulated value of $100,000

• an outstanding loan amount of $50,000

• a most recent monthly charge of $100

• a surrender charge of $0 if the policy was surrendered on the day the loan is taken.

The maximum amount you can borrow is the greater of
$40,000
((90% × $100,000) - $50,000 - $0)
$48,325.46:

(a × (b ÷ c)) - d, where:

a = $98,800 ($100,000 - $0 - (12 x $100))

b = 1.036

c = 1.041

d = $50,000

Paying off your loan

You can pay off all or part of the loan any time while your policy is in force. Unless you tell us otherwise, we’ll generally transfer any loan payments you make proportionately to your investment options according to your most recent allocation instructions. If you have already used all of the transfers available to you in a calendar year, we will transfer the loan payment to the Money Market investment option. We may, however, first transfer any loan payments you make to the fixed options, up to the amount originally transferred from the Fixed account to the loan account. We’ll then transfer any excess amount to your variable investment options according to your most recent allocation instructions.

Your outstanding loan amount could result in taxable income if you surrender your policy, if your policy lapses, or if your policy is a modified endowment contract. You should talk to your tax advisor before taking out a loan under your policy. For more information, please turn to Taking out a loan in Variable life insurance and your taxes.	What happens if you do not pay off your loan
If you do not pay off your loan, we’ll deduct the amount in the loan account, including any interest you owe, from one of the following:

• the death benefit proceeds before we pay them to your beneficiary

• the cash surrender value if you surrender your policy

• the amount we refund if you exercise your right to cancel.

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your policy. For example, while your policy’s accumulated value is held in the loan account, it will miss out on the potential earnings available through the variable investment options. The amount of interest you earn on the loan account may be less than the amount of interest you would have earned from the fixed options. These could lower your policy’s accumulated value, which could reduce the amount of the death benefit.

When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your outstanding loan amount, there is not enough accumulated value in your policy to cover the policy charges, your policy could lapse. You may need to make additional premium payments or loan repayments to prevent your policy from lapsing.

WITHDRAWALS, SURRENDERS AND LOANS

Ways to use your policy’s loan
and withdrawal features

If you’re interested in using your life insurance policy to supplement your retirement income, please contact us for more information.

You can ask your registered representative for illustrations showing how policy charges may affect existing accumulated value and how future withdrawals and loans may affect the accumulated value and death benefit.

You can also ask for accompanying charts and graphs that compare results from various retirement strategies.	You can use your policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Setting up an income stream may not be suitable for all policy owners.

Here are some things you should consider when setting up an income stream:

• the rate of return you expect to earn on your investment options

• how long you would like to receive regular income

• the amount of accumulated value you want to maintain in your policy.

Understanding the risks
Using your policy to supplement your income does not change your rights or our obligations under the policy. The terms for loans and withdrawals described in this prospectus remain the same. It’s important to understand the risks that are involved in using your policy’s loan and withdrawal features. Use of these features may increase the chance of your policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your policy each year to set up your income stream.

Automated income option

Withdrawals and loans may reduce policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.

Distributions under the AIO program may result in tax liability. Please consult your tax advisor.

For more information, see Variable life insurance and your taxes.	Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your policy is eligible after the 7th policy anniversary. To begin the program, you must have a minimum net cash surrender value of $50,000, and your policy must not qualify as a modified endowment contract.

You request participation in the AIO program and specify your AIO preferences by sending us an AIO request form. If you wish to do so, contact your registered representative for an AIO request form.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

You may discontinue participation in the AIO program at any time by sending a written notice to us.

Detailed information appears in the SAI.

Surrendering your policy

You can choose to receive your money in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.	You can surrender or cash in your policy at any time while either of the insureds is still living. Your policy’s cash surrender value is its accumulated value less any surrender charge that applies. The net cash surrender value equals your policy’s cash surrender value after deducting any outstanding loan amount.

Here are some things you need to know about surrendering your policy:

• You must send us your policy and a written request.

• We’ll send you the policy’s net cash surrender value. If you surrender your policy during the first 10 policy years, we’ll deduct a surrender charge.

• The surrender charge is assessed against your policy’s accumulated value. It has two parts: an underwriting surrender charge and a sales surrender charge. Both charges are based on the joint equal age on the policy date of the insureds, and on the initial face amount of your policy.

• We will not increase the charge if your policy’s face amount increases. If you decrease the face amount of your policy, we’ll charge you a surrender charge that’s calculated based on the amount of the decrease.

• We guarantee the surrender charge rates will not increase.

GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your policy.

Income benefit	If you surrender or make a withdrawal from your policy, you can use the money to buy an income benefit that provides a monthly income. Your policy’s beneficiary can use death benefit proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the Pacific Select Estate Preserver – NY policy:

• The income benefit is based on the life of the person receiving the income. If the policy owner is buying the income benefit, monthly income will be based on the owner’s life. If the policy’s beneficiary buys the income benefit, monthly income will be based on the beneficiary’s life.

• We’ll pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

• After 10 years, we’ll only pay the monthly income for as long as the person receiving it is still alive.

• The minimum monthly income benefit calculated must be at least $100.

• For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your policy.

Reduced Paid-Up Benefit	You may use the net cash surrender value of your policy to purchase fixed paid-up insurance on the lives of the insureds, or the life of the survivor, if only one person is living at the time of conversion. You may choose to do this on any policy anniversary while the policy is in force. We guarantee your right to convert your policy, and we will not require evidence of insurability.

If you convert your policy, your policy and any riders attached to it will terminate and the net cash surrender value will be transferred to our general account. Investment options are not available under the policy issued when you convert.

The net cash surrender value will be applied as a net single premium to purchase paid-up insurance. No premium payments will be required or accepted on the converted policy. The amount of such insurance will be calculated based on 1980 Commissioners Standard Ordinary Mortality Tables, 3% interest and on the ages and risk classifications of the insureds or, if only one person is living at the time of conversion, the age and risk classification of the survivor. The paid-up policy will not be subject to any surrender charge if you surrender it.

Paying the death benefit in the case of suicide	If both insureds commit suicide, or if the survivor commits suicide, within two years of the policy date, while sane or insane, death benefit proceeds will be the total of all premiums you’ve paid, less any outstanding loan amount and any withdrawals you’ve made.

Replacement of life insurance or annuities	The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

• lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

• converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

• amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid

• reissued with any reduction in cash value, or

• pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

• You will pay new acquisition costs;

• You may have to submit to new medical examinations;

• You may pay increased premiums because of the increased age or changed health of the insureds;

• Claims made in the early policy years may be contested;

• You may have to pay surrender charges and/or income taxes on your current policy or contract values;

• Your new policy or contract values may be subject to surrender charges; and

• If part of a financed purchase, your existing policy or contract values or death benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Errors on your application	If the age of either insured is stated incorrectly on your application, the death benefit under your policy will be the greater of the following:

• the amount of death benefit that would be purchased by the most recent cost of insurance charge for the correct age or

• the guideline minimum death benefit for the correct age.

We’ll adjust the accumulated value by recalculating all previous cost of insurance charges and other monthly deductions based on the correct age.

GENERAL INFORMATION ABOUT YOUR POLICY

Contesting the validity of your policy	We have the right to contest the validity of your policy for two years from the policy date. Once your policy has been in force for two years from the policy date during the lifetime of the insureds, we generally lose the right to contest its validity.

We also have the right to contest the validity of a policy that you reinstate for two years from the day that it was reinstated. Once your reinstated policy has been in force for two years from the reinstatement date during the lifetime of the insureds, we generally lose the right to contest its validity. During this period, we may contest your policy only if there is a material misrepresentation on your application for reinstatement.

We have the right to contest the validity of an increase in the face amount of a policy for two years from the day the increase becomes effective. Once the increased face amount has been in force for two years during the lifetime of the insureds, we generally lose the right to contest its validity.

Regardless of the above, we can contest the validity of your policy for failure to pay premiums at any time. The policy will terminate upon successful contest with respect to either insured.

Assigning your policy as collateral Assigning a policy that’s a modified endowment contract may generate taxable income and a 10% penalty tax.	You can assign your policy as collateral to secure a loan, mortgage, or other kind of debt. Here’s how it works:

• An assignment does not change the ownership of the policy.

• After the policy has been assigned, your rights and the rights of your beneficiary will be subject to the assignment. The entire policy, including any income benefit, rider, benefit and endorsement, will also be subject to the assignment.

• We’re not responsible for the validity of any assignment.

• We must receive a copy of the original assignment before we’ll consider it binding.

• Unless otherwise provided, the person or organization you assign your policy to may exercise the rights under the policy, except the right to change the policy owner or the beneficiary or the right to choose a monthly income benefit.

Non-participating	This policy will not share in any of our surplus earnings.

VARIABLE LIFE INSURANCE AND YOUR TAXES

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the tax code) and does not cover any state or local tax laws.

The tax consequences of owning a policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each owner or beneficiary.

Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

If you are considering the purchase of the policy to help pay federal estate taxes at death, consult with your tax advisor.	This is not a complete discussion of all federal income tax questions that may arise under the policy. There are special rules that we do not include here that may apply in certain situations.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion or tax consequences that relate directly or indirectly to life insurance policies.

We do not make any guarantees about the tax status of your policy, and you should not consider the discussion that follows to be tax advice.

The current federal estate tax law provides, among other things, for reductions in federal estate tax rates, increases in the exemption amount, and a “repeal” of the federal estate tax in 2010. However, the legislation provides for full reinstatement of the federal estate tax in the year 2011. In addition, there are legislative proposals that would further affect the estate tax.

Tax treatment of life insurance policies

In order to qualify as a life insurance contract for federal income tax purposes, the policy must meet the statutory definition of life insurance.

Death benefits may be excluded from income under Section 101(a) of the tax code.	Definition of life insurance
We believe that the policy qualifies as life insurance. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

• In general, your policy’s beneficiary will not be subject to federal income tax when he or she receives the death benefit proceeds. This is true regardless of whether the beneficiary is an individual, corporation, or other entity.

• You’ll generally not be taxed on your policy’s accumulated value unless you receive a cash distribution by making a withdrawal, surrendering your policy, or in some instances, taking a loan from your policy.

As of the date of this prospectus, the IRS has not issued any official guidance on the tax treatment of life insurance policies that continue beyond age 100, or other advanced ages. You should consult your tax advisor, as there may be tax consequences.	The tax laws defining life insurance, however, do not cover all policy features. Your policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address many issues concerning the treatment of substandard risk policies, policies with term insurance on the person insured by the policy or certain tax requirements relating to joint survivorship life insurance policies. We can make changes to your policy if we believe the changes are needed to ensure that your policy continues to qualify as a life insurance contract.

VARIABLE LIFE INSURANCE AND YOUR TAXES

We believe that last survivor policies meet the statutory definition of life insurance under Section 7702 of the tax code. However, the area of tax law relating to the definition of life insurance does not explicitly address all relevant issues relating to last survivor life insurance policies. We reserve the right to make changes to the policy if we deem the changes appropriate to continue to qualify your policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance. This includes excluding the death benefit from the gross income of the beneficiary.	The tax code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

While the Treasury Department has issued proposed regulations about reasonable standards for mortality charges, the standards that apply to joint survivor life insurance policies are not entirely clear. While we believe that our mortality costs and other expenses used in calculating whether the policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your policy qualifies as a life insurance contract.

Section 817(h) of the tax code describes the diversification rules.

For more information about diversification rules, please see Other fund information in the accompanying Pacific Select Fund prospectus.	Diversification rules and ownership of the separate account
Your policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the separate account follows certain rules requiring diversification of investments underlying the policy. In addition, the IRS requires that the policyholder not have control over the underlying assets.

For a variable life insurance contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

The application of the investor control doctrine is subject to some uncertainty.	With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract for tax purposes.

Policy exchanges fall under Section 1035(a) of the tax code.	Policy exchanges
If you exchange your policy for another one that insures the same person, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If any of the people insured by the policy are changed, the exchange will be treated as a taxable exchange.

Change of ownership You may have taxable income if you transfer ownership of your policy, sell your policy, or change the ownership of it in any way.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You may not select or direct the purchase or sale of a particular investment of a portfolio. All investment decisions concerning the portfolios must be made by the portfolio manager for such portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.

There are special rules for corporate-owned policies. You should consult your tax adviser. Section 59A of the tax code deals with the environmental tax.	Corporate owners
There are special tax issues for corporate owners:

• using your policy to fund deferred compensation arrangements for employees has special tax consequences

• corporate ownership of a policy may affect your liability under the alternative minimum tax and the environmental tax.

Conventional life insurance policies

Under Section 7702A of the tax code, policies that are not classified as modified endowment contracts are taxed as conventional life insurance policies.

The cost basis in your policy is generally the premiums you’ve paid plus any taxable distributions less any withdrawals or premiums previously recovered that were not taxable.	The tax treatment of your policy will depend upon whether it is a type of contract known as a modified endowment contract. We describe modified endowment contracts later in this section. If your policy is not a modified endowment contract, it will be treated as a conventional life insurance policy and will have the following tax treatment:

Surrendering your policy
When you surrender, or cash in your policy, you’ll generally be taxed on the difference, if any, between the cash surrender value and the cost basis in your policy.

Making a withdrawal
If you make a withdrawal after your policy has been in force for 15 years, you’ll only be taxed on the amount you withdraw that exceeds the cost basis in the policy.

VARIABLE LIFE INSURANCE AND YOUR TAXES

Special rules apply if you make a withdrawal within the first 15 policy years and it’s accompanied by a reduction in benefits. In this case, there is a special formula under which you may be taxed on all or a portion of the withdrawal amount.

Taking out a loan
If you take out a loan, you will not pay tax on the loan amount unless your policy is surrendered or lapses and you have not repaid your outstanding loan amount. The interest you pay, or that’s accrued, on a loan is generally nondeductible. Ask your tax adviser for more information.

Loans and corporate-owned policies
If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.

Modified endowment contracts

Section 7702A of the tax code defines a class of life insurance policies known as modified endowment contracts. Like other life insurance policies, the death benefit proceeds paid to your beneficiary generally are not subject to federal income tax and your policy’s accumulated value grows on a tax-deferred basis until you receive a cash distribution.

If there is a material change to your policy, like a change in the death benefit, we may have to retest your policy and restart the seven-pay premium period to determine whether the change has caused the policy to become a modified endowment contract.	A modified endowment contract is a special type of life insurance policy. If your policy is a modified endowment contract, it will have the tax treatment described below. Any distributions you receive during the life of the policy are treated differently than under conventional life insurance policies. Withdrawals, loans, pledges, assignments and surrendering your policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a policy becomes a modified endowment contract
A life insurance policy becomes a modified endowment contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

For example, if the seven-pay premiums were $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a Pacific Select Estate Preserver – NY policy may or may not be a modified endowment contract, depending on the amount of premiums paid during the policy’s first seven contract years or after a material change has been made to the policy.
Surrendering your policy If you surrender your policy, you’re taxed on the amount by which the cash surrender value exceeds the cost basis in the policy.

Making a withdrawal or taking out a loan
If you make a withdrawal or take out a loan from a modified endowment contract, you’re taxed on the amount of the withdrawal or loan that’s considered income, including all previously non-taxed gains. Income is the difference between the cash surrender value and the cost basis in your policy. It’s unclear whether interest paid, or accrued, on a loan is considered interest for federal income tax purposes. If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. You should consult your tax adviser.

All modified endowment contracts we or our affiliates issue to you in a calendar year are treated as a single contract when we calculate whether a distribution amount is subject to tax.

10% penalty tax
If any amount you receive from a modified endowment contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount.

A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

• you’re at least 59 1/2 years old

• you’re receiving an amount because you’ve become disabled

• you’re receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your beneficiaries.

Distributions before a policy becomes a modified endowment contract
If your policy fails the seven-pay test and becomes a modified endowment contract, any amount you receive or are deemed to have received during the two years before it became a modified endowment contract may be taxable. The distribution would be treated as having been made in anticipation of the policy’s failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.

Policy riders Please see the discussion of optional riders in The death benefit. Please consult with your tax adviser if you want to exercise your rights under this rider.	Split policy option rider
This rider allows a policy to be split into two individual policies. If the split is not treated as a nontaxable exchange, it could result in the recognition of taxable income up to any gain or income in the policy at the time of the split.

Comparison to taxable investments	With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gain and on “qualifying dividends” on corporate stock. These rate reductions do not apply to corporate taxpayers. A taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock has been reduced.

ABOUT PL&A

Pacific Life & Annuity Company is a life insurance company based in Arizona. Our operations include life insurance, annuity and institutional products, and various other insurance products and services. At the end of 2004, we had statutory assets of $1,349 million.

PL&A is authorized to conduct life insurance and annuity business in Arizona, New York and certain other states. Our principal office is located at 700 Newport Center Drive, Newport Beach, California 92660.

How our accounts work	We own the assets in our general account and our separate account. We allocate your net premiums to these accounts according to the investment options you’ve chosen.

General account
We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our general account assets.	Our general account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the fixed options. The rate is reset annually. The fixed options are part of our general account, which we may invest as we wish, according to any laws that apply. We’ll credit the guaranteed rate even if the investments we make earn less. Our ability to pay these guarantees is backed by our strength as a company.

The fixed options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the fixed options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the fixed options.

Separate account
Amounts allocated to the variable investment options are held in our separate account. The assets in this account are kept separate from the assets in our general account and our other separate accounts, and are protected from our general creditors.

The separate account is divided into variable accounts. Each variable account invests in shares of a designated portfolio of the Pacific Select Fund. We may add variable accounts that invest in other portfolios of the fund or in other securities.

We’re the legal owner of the assets in the separate account, and pay its operating expenses. We do not hold ourselves out to be trustees of the separate account assets. The separate account is operated only for our variable life insurance policies. PL&A is obligated to pay all amounts promised to policy owners under the terms of the policy. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our general account. Some of the money in the separate account may include charges we collect from the account and any investment results on those charges.

We cannot charge the assets in the separate account attributable to our reserves and other liabilities under the policies funded by the account with any liabilities from our other business.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any variable account belong to that variable account and are credited to or charged against the assets held in that variable account without regard to our other income, gains or losses.

Making changes to the separate account We can add, change or remove any securities that the separate account or any variable account holds or buys, as long as we comply with the laws that apply.

We can substitute shares of one Pacific Select Fund portfolio with shares of another portfolio or fund if:

• any portfolio is no longer available for investment

• our management believes that a portfolio is no longer appropriate in view of the purposes of the policy.

We’ll give you any required notice or receive any required approval from policy owners or the SEC before we substitute any shares. We’ll comply with the filing or other procedures established by insurance regulators as required by law.

We can add new variable accounts, which may include additional subaccounts of the separate account, to serve as investment options under the policies. These may be managed separate accounts or they may invest in a new portfolio of the fund, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new variable accounts when we believe that it’s warranted by marketing needs or investment conditions. We’ll decide on what basis we’ll make new accounts available to existing policy owners.

We can also eliminate any of our variable accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any variable account.

If we make any changes to variable accounts or substitution of securities, we can make appropriate changes to this policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

We will notify you if there is a material change in the investment policy of a Variable Account. The notice will inform you of your options, including your option to transfer from such Variable Account to the Fixed Account within 60 days after:

• the effective date of the material change, or

• the date you receive the notice, whichever is later.

If we believe it’s in the best interests of people holding voting rights under the policies and we meet any required regulatory approvals we can do the following:

• operate the separate account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

• register or deregister the separate account under securities law

• combine the separate account with one of our other separate accounts or our affiliates’ separate accounts

• combine one or more variable accounts

• create a committee, board or other group to manage the separate account

• change the classification of any variable account.

Taxes we pay
We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the policy. If these taxes increase significantly, we may deduct them from the separate account.

We may charge the separate account for any federal, state and local taxes that apply to the separate account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

ABOUT PL&A

Voting rights	We’re the legal owner of the shares of the Pacific Select Fund that are held by the variable accounts. We may vote on any matter at shareholder meetings of the fund. However, we are required by law to vote as you instruct on the shares relating to your allocation in a variable investment option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees of the fund called the record date. Your voting interest equals the accumulated value in a variable investment option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We’ll send you documents from the fund called proxy materials. They include information about the items you’ll be voting on and forms for you to give us your instructions. We’ll vote shares held in the separate account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by that separate account for which we’ve received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in that separate account in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions.

We’ll vote shares of any portfolio we hold in our general account in the same proportion as the total votes for all of our separate accounts, including this separate account.

If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the separate account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

• would change a portfolio’s investment objective or subclassification

• would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by policy owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

• our disapproval is reasonable

• we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we’ll include a summary of the action we took and our reasons for it in the next report to policy owners.

Distribution arrangements	Pacific Select Distributors, Inc. (“PSD”), a broker-dealer and our affiliate, pays various forms of sales compensation to broker-dealers (including other PL&A affiliates) that solicit applications for the policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the policies.

In addition, PSD or an affiliate may pay from their own resources additional significant cash compensation, sometimes called “revenue sharing”, and provide other incentives in connection with the promotion and solicitation of applications for the policies by some, but not all, broker-dealers. Such additional compensation may give us greater access to registered representatives of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and registered representative market the policies.

The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your registered representative or broker-dealer to present this policy over other investment options available in the marketplace. You may ask your registered representative about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the policy.

Portfolio managers of the underlying portfolios available under this policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the portfolios and our variable life insurance products.

Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may represent.

Service arrangements	American Funds Insurance Series® pays Pacific Select Distributors, Inc. (“PSD”) at an annual rate of 0.25% of the average daily net assets of Class 2 shares of the Growth-Income and Growth Master Funds (“Master Funds”) attributable to variable life insurance and variable annuity contracts issued by us and our affiliate for certain distribution-related services to the Funds. PSD shall pay American Funds Distributors, Inc. at a rate of 0.16% of premiums attributable to the Master Funds for certain marketing assistance.

Illustrations

If you ask us, we’ll provide you with different kinds of illustrations.

• Illustrations based on information you give us about the age of the people to be insured by the policy, their risk class, the face amount, the death benefit and premium payments.

• Illustrations that show the allocation of premium payments to specified variable accounts. These will reflect the expenses of the portfolio of the Fund in which the variable account invests.

• Illustrations that use a hypothetical gross rate of return that’s greater than 12%. These are available only to certain large institutional investors.	We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your policy values would vary over time based on different assumptions.

Lost policy	If you lose your policy, you may request a Certificate of Coverage free of charge. If you require a duplicate policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate policy, please contact us for a Certificate of insurance/duplicate policy request form.

ABOUT PL&A

Audits of premiums/loans	You may request us to run a report of premium payments you’ve made or loan transactions under your policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.

Risk classification change	If you have a change in risk classification, such as a change in smoking status or health, you can request us to review your risk classification. Changing your risk classification may change the rates used for cost of insurance, mortality and expense risk face amount and surrender charge charges, and may also change the rates on any riders on your policy which base charges on risk classification. We will charge you a fee of $100 per insured at the time you request us to change your risk classification. If your policy was issued on or before April 30, 2004, we will charge you a fee of $50 at the time you request us to change your risk classification.

State regulation	We’re subject to the laws of the state of Arizona governing insurance companies and to regulations issued by the Commissioner of Insurance of Arizona. In addition, we’re subject to the insurance laws and regulations of the other states and jurisdictions in which we’re licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Arizona and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal proceedings and legal matters	The separate account is not involved in any legal proceedings that would have a material effect on policy owners.

Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the policies under Arizona law, and the validity of the forms of the policies under Arizona law, have been passed upon by our general counsel. Legal matters relating to federal securities laws and federal income tax laws have been passed upon by Dechert LLP.

Registration statement	We’ve filed a registration statement with the SEC for Pacific Select Estate Preserver – NY, under the Securities Act of 1933. The SEC’s rules allow us to omit some of the information required by the registration statement from this prospectus. You can ask for it from the SEC’s office in Washington, D.C. They may charge you a fee.

Financial statements	The statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, are contained in the SAI.

The statements of financial condition for PL&A as of December 31, 2004 and 2003 and the related statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2004, are contained in the SAI.

TERMS USED IN THIS PROSPECTUS

We’ve tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We’ve identified some of these below and the pages where you’ll find an explanation of what they mean.

If you have any questions, please ask your registered representative or call us at 1-888-595-6997.

In this prospectus, you and your mean the policy holder or owner. PL&A, we, us and our refer to Pacific Life & Annuity Company. The fund refers to Pacific Select Fund. Policy means a Pacific Select Estate Preserver – NY variable life insurance policy, unless we state otherwise.	Accumulated value
Accumulation units
Age
Allocation
Assignment
Beneficiary
Business day
Cash surrender value
Contingent beneficiary
Cost of insurance rate
Death benefit
Death benefit factor
Death benefit percentage
Face amount
Fixed account
Fixed LT account
Fixed options
General account
Guideline minimum death benefit
Illustration
In force
Income benefit
Insured
Joint equal age
Joint owners	27 35 11 23 48 11 15 45 11 28 17 18 18 17 37 37 37 54 18 57 10 46 11 18 10	Lapse
Loan account
Modified endowment contract
Monthly payment date
Net amount at risk
Net cash surrender value
Net investment factor
Net premium
Outstanding loan amount
Planned periodic premium
Policy anniversary
Policy date
Policy year
Portfolio
Proper form
Reinstatement
Riders
Separate account
Seven-pay limit
Survivor
Tax code
Unit value
Variable account
Variable investment option	30 42 52 12 19 45 35 22 42 21 12 12 12 32 15 30 10 54 52 11 50 35 32 32

APPENDIX A – JOINT EQUAL AGE

An example

This example assumes a male smoker who is age 65 and a female nonsmoker who is age 55.

Here’s how we calculate the joint equal age.

Step 1

Subtract 0 from the male age of 65. For the female, subtract 5 from age 55.

Adjusted ages after Step 1:
• Male 65
• Female 50

Step 2

Subtract 50 from 65. The difference is 15. The add-on factor for 15 is 6 in the table.

Step 3

Add 6, the add-on factor to 50, the younger adjusted ager.

The joint equal age is 56.	Joint equal age is a calculation that combines the ages and insurance risks of two people insured by a policy. It changes many possible combinations of ages, risk classes, and genders for the insureds into a two life status. With joint equal age, we assume that both people have the same age, gender (both always male), and risk class (both smoker or both nonsmoker).

How we use joint equal age
Using the joint equal age of the insureds eliminates many of the tables needed when age rates are used. We use the joint equal age for calculating the following:
  • certain policy charges. We use joint equal age to determine the rates per $1000 of initial face amount for the sales surrender target and underwriting surrender charge.
  • the death benefit under Option D.

How we calculate joint equal age
Here are the three steps we use to calculate joint equal age. We start with the actual ages of the insureds on the policy date.

Step 1 Adjust ages for gender

We subtract years from the age of each insured, based on gender. The table below shows how we make the adjustment.

Gender	Subtract from adjusted age (years)

Female	5
Male	0
Unisex	1

Step 2 Determine the add-on factor

We subtract the younger adjusted age from the older adjusted age. We find the difference between the two in the table below and go across the row to determine the add-on factor.

Difference in adjusted age (years)	Add-on factor (years)	Difference in adjusted age (years)	Add-on factor (years)

0	0	40-44	12
1-2	1	45-47	13
3-4	2	48-50	14
5-6	3	51-53	15
7-9	4	54-56	16
10-12	5	57-60	17
13-15	6	61-64	18
16-18	7	65-69	19
19-23	8	70-75	20
24-28	9	76-82	21
29-34	10	83-91	22
35-39	11	92-100	23

Step 3 Calculate joint equal age We add the add-on factor to the younger adjusted age (from Step 1). The sum is the joint equal age.

A-1

APPENDIX B – RATES PER $1,000 OF INITIAL FACE AMOUNT

			Face amount				Face amount
Joint	Sales	Underwriting	component	Joint	Sales	Underwriting	component
equal	surrender	surrender	of M & E	equal	surrender	surrender	of M & E
age	target[1]	charge	risk charge[2]	age	target[1]	charge	risk charge[2]

15	3.98	2.0	0.098	51	13.20	5.3	0.159
16	4.05	2.1	0.098	52	13.98	5.4	0.163
17	4.13	2.1	0.099	53	14.82	5.5	0.167
18	4.30	2.2	0.100	54	16.00	5.8	0.172
19	4.27	2.3	0.100	55	17.07	6.1	0.176
20	4.34	2.3	0.101	56	18.42	6.4	0.182
21	4.52	2.4	0.102	57	19.77	6.7	0.187
22	4.60	2.4	0.103	58	21.33	7.0	0.193
23	4.68	2.5	0.104	59	22.92	7.3	0.200
24	4.76	2.6	0.105	60	24.60	7.6	0.207
25	4.84	2.7	0.106	61	26.29	7.9	0.214
26	4.93	2.8	0.107	62	28.18	8.2	0.222
27	5.02	2.9	0.108	63	30.17	8.5	0.231
28	5.11	3.0	0.109	64	32.83	8.9	0.240
29	5.18	3.1	0.110	65	35.66	9.3	0.250
30	5.26	3.2	0.111	66	38.42	9.7	0.261
31	5.34	3.3	0.112	67	41.48	10.1	0.273
32	5.42	3.4	0.114	68	44.75	10.5	0.286
33	5.51	3.5	0.115	69	48.08	10.9	0.300
34	5.84	3.6	0.117	70	50.94	11.3	0.316
35	5.98	3.7	0.118	71	54.60	11.7	0.332
36	6.33	3.8	0.120	72	56.78	12.1	0.350
37	6.60	3.9	0.122	73	60.34	12.5	0.370
38	6.78	4.0	0.123	74	65.37	12.9	0.391
39	7.17	4.1	0.125	75	68.95	13.3	0.414
40	7.58	4.2	0.127	76	70.86	13.7	0.440
41	8.02	4.3	01.29	77	72.68	14.1	0.467
42	8.58	4.4	0.132	78	74.86	14.5	0.498
43	9.08	4.5	0.134	79	77.34	14.9	0.531
44	9.52	4.6	0.137	80	79.33	15.3	0.567
45	9.77	4.7	0.139	81	76.61	15.7	0.553
46	10.14	4.8	0.142	82	78.74	16.1	0.584
47	10.62	4.9	0.145	83	77.90	16.5	0.599
48	11.02	5.0	0.148	84	80.62	16.9	0.614
49	11.57	5.1	0.151	85	82.10	17.3	0.640
50	12.36	5.2	0.155

1	Maximum sales surrender target for the joint equal age. The sales surrender target charged may be less and will depend upon the individual ages and the sex of the insureds.

2	Maximum face amount component of the M&E risk charge for the joint equal age. The face amount component of the M&E risk charge may be less and will depend upon the individual ages and the sex of the insureds.

B-1

APPENDIX C – DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

0-40	250	50	185	60	130	70	115
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

C-1

APPENDIX D – DEATH BENEFIT FACTOR TABLE

________________________________________________________________________________

Rate per $1.00 of Face Amount

Joint
equal
age		Policy years*

	5	10	15	20	25	30	35	40	45	50	55	60	65	70	75+

15	1.000	1.000	1.000	1.001	1.002	1.005	1.010	1.022	1.048	1.102	1.210	1.415	1.702	1.957	2.000
20	1.000	1.000	1.001	1.002	1.004	1.009	1.021	1.046	1.100	1.207	1.411	1.700	1.957	2.000	2.000
25	1.000	1.000	1.001	1.003	1.008	1.019	1.044	1.097	1.204	1.408	1.697	1.956	2.000	2.000	2.000
30	1.000	1.001	1.003	1.007	1.018	1.042	1.094	1.200	1.404	1.694	1.955	2.000	2.000	2.000	2.000
35	1.000	1.002	1.006	1.016	1.039	1.091	1.197	1.400	1.692	1.954	2.000	2.000	2.000	2.000	2.000
40	1.001	1.005	1.014	1.036	1.087	1.192	1.395	1.688	1.953	2.000	2.000	2.000	2.000	2.000	2.000
45	1.002	1.011	1.032	1.081	1.185	1.388	1.682	1.952	2.000	2.000	2.000	2.000	2.000	2.000	2.000
50	1.006	1.025	1.072	1.174	1.376	1.674	1.949	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
55	1.015	1.058	1.157	1.358	1.660	1.945	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
60	1.035	1.128	1.327	1.636	1.936	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
65	1.079	1.274	1.595	1.920	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
70	1.175	1.519	1.891	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
75	1.357	1.822	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
80	1.620	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
85	1.894	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
90	1.969	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
95	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
99	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000

*	Factors are portrayed for both joint equal ages and policy anniversaries, at five year intervals. See your policy for one year increments in death benefit factors.

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PACIFIC SELECT

ESTATE PRESERVER – NY	WHERE TO GO FOR MORE INFORMATION

The Pacific Select Estate Preserver – NY variable life insurance policy is underwritten by Pacific Life & Annuity Company.	You’ll find more information about the policy and Pacific Select Exec Separate Account in the SAI dated May 1, 2005. The SAI has been filed with the SEC and is considered to be part of this prospectus because it’s incorporated by reference.

You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.

If you ask us, we’ll provide you with illustrations of policy benefits based on different sets of assumptions. Illustrations may help you understand how your policy’s death benefit, cash surrender value and accumulated value would vary over time based on different assumptions. You can get one policy illustration free of charge per policy year by calling or writing to us. We reserve the right to charge $25 for additional illustrations.

How to contact us	Pacific Life & Annuity Company Client Services Department 700 Newport Center Drive P.O. Box 6530 Newport Beach, California 92658-6530 1-888-595-6997 7 a.m. through 5 p.m. Pacific time

How to contact the SEC	You can also find reports and other information about the policy and separate account from the SEC. The SEC may charge you a fee for this information.

Public Reference Section of the SEC
Washington, D.C. 20549-6009
1-800-SEC-0330
Internet: www.sec.gov

NASD Public Disclosure program	The NASD provides investor protection education through its website and printed materials. The NASD regulation website address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure program may be obtained from the NASD. The NASD Public Disclosure hotline number is (800) 289-9999. The NASD does not charge a fee for the Public Disclosure program services.

SEC file numbers 811-09389

              333-62446

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2005

PACIFIC SELECT ESTATE PRESERVER – NY

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Pacific Select Estate Preserver – NY is a last survivor variable life insurance policy offered by Pacific Life & Annuity Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the policy’s prospectus, dated May 1, 2005, which is available without charge upon written or telephone request to PL&A. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the policy’s prospectus.

Pacific Life & Annuity Company

P.O. Box 6530
Newport Beach, CA 92658-6530

1-888-595-6997

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MORE ON THE OPTIONAL RIDERS

There are three optional riders that provide extra benefits. Ask your registered representative for additional information about the riders available with the policy. Samples of the provisions for the extra optional benefits are available from us upon written request.

Last survivor added protection benefit rider

Provides term insurance on the insureds and is renewable annually until the policy terminates. The rider may be purchased at policy issue or any time the policy is in force, subject to evidence of insurability. The rider is available for insureds age 20 through 79 at the time of rider issue. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in face amount of the rider, subject to certain limitations.

The rider is payable on the death of the survivor, and modifies the death benefit of the policy to include the face amount of the rider, so that the death benefit equals the greater of the death benefit as calculated under 1) the death benefit option you choose on the policy plus the face amount of the rider, or 2) the guideline minimum death benefit under the death benefit qualification test you’ve chosen. If you choose Option D for your base policy to determine the death benefit, the face amount under this rider will be added to the base policy face amount, and the sum of this coverage will be multiplied by the death benefit factor for the current policy year as shown in the policy specifications pages.

The guaranteed monthly cost of insurance rate and monthly M&E expense risk face amount charge will be shown in your policy specifications pages. Our current cost of insurance rates are lower than the guaranteed rates. The current charge for the M&E expense risk face amount charge is $0.

You may request increases or decreases in face amount of the rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance rates. Unless you request otherwise, the increase will become effective on the first monthly payment date after we receive and approve your request. We may deduct an administrative charge not to exceed $200 from your policy’s accumulated value on the effective date of any unscheduled increase. Decreases will be effective on the first monthly payment date on or following the date the written request is received at our life insurance operations center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Last survivor added protection benefit rider face amount.

The rider will terminate on the earliest of your written request, or on lapse or termination of this policy, or upon the survivor’s death.

Individual annual renewable term rider

Provides term insurance on either insured or individually on both insureds and is renewable annually until the policy terminates. The death benefit is payable at the death of the insured covered by the rider. The rider is available for insureds age 20 through 79 at the time of rider issue. You may purchase the rider at policy issue or any time the policy is in force, subject to satisfactory evidence of insurability. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in face amount of the rider, subject to certain limitations.

The guaranteed monthly cost of insurance rate will be shown in your policy specifications pages. Our current cost of insurance rates are lower than the guaranteed rates.

You may request increases or decreases in face amount of the rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance based on the age and risk class of the insured under this rider on the effective date of the increase. Unless you request otherwise, the increase will become effective on the first monthly payment date after we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your policy’s accumulated value on the effective date

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of any unscheduled increase. You must send a written request if you wish to decrease the face amount of this rider.

The rider will terminate on the earliest of your written request, or on lapse or termination of this policy. In addition, coverage under this rider on any individual insured will terminate on the earlier of the death of that individual insured, or the date that individual insured reaches age 80.

Policy split option rider

Allows the policy to be split into two individual policies subject to satisfactory evidence of insurability on each insured. The exchange may be made to any individual flexible premium adjustable life insurance policy that we regularly issue at the time of exchange, subject to our approval. A $200 administrative fee will be deducted from the original policy’s accumulated value on the effective date of the exchange. Although not anticipated, we reserve the right to charge for any state or federal taxes incurred upon exercise of this rider.

The original policy’s accumulated value, policy debt and cash surrender value are split in proportion to the face amount. We waive the surrender charge on your original policy.

The rider will terminate on the earliest of your written request, the date of the first death of the two insureds, on lapse or termination of the policy, when the older of the two insureds reaches age 80, or upon exercise of this rider.

PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your policy’s death benefit. These limits apply in the following situations.

Guideline Premium Limit

The total amount you can pay in premiums and still have your policy qualify as life insurance is your policy’s guideline premium limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the guideline premium limit, which is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your policy’s guideline premium limit. If we find that you’ve exceeded your guideline premium limit, we may remove all or part of a premium you’ve paid from your policy as of the day we applied it, and return it to you. We’ll adjust the death benefit retroactively to that date to reflect the reduction in premium payments.

Your policy’s guideline single premium and guideline level annual premiums appear on your policy’s specification pages. Before you buy a policy, you can ask us or your registered representative for a personalized illustration that will show you the guideline single premium and guideline level annual premiums.

Modified endowment contract

A life insurance policy will become a modified endowment contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in section 7702A of the Internal Revenue Code. You’ll find a detailed discussion of modified endowment contracts in Variable life insurance and your taxes in the prospectus.

Unless you’ve told us in writing that you want your policy to become a modified endowment contract, we’ll remove all or part of the premium payment from your policy as of the day we applied it and return it to you. We’ll also adjust the death benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your policy anniversary, we’ll hold it and apply it to your policy on the anniversary date.

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In both of these situations, if we remove an excess premium from your policy, we’ll return the premium amount to you no later than 60 days after the end of the policy year. We may adjust the amount for interest or for changes in accumulated value that relate to the amount of the excess premium we’re returning to you.

If we do not return the premium amount to you within that time, we’ll increase your policy’s death benefit retroactively, to the day we applied the premium, and prospectively so that it’s always the amount necessary to ensure your policy qualifies as life insurance, or to prevent it from becoming a modified endowment contract. If we increase your death benefit, we’ll adjust cost of insurance or rider charges retroactively and prospectively to reflect the increase.

Increasing the net amount at risk

An increase in the net amount at risk occurs if the policy’s death benefit is equal to the guideline minimum death benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of both insureds.

TRANSFER SERVICES

Dollar cost averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between variable investment options without paying a transfer fee. Here’s how the service works:

•	You can set up this service at any time while your policy is in force.

•	You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

•	You must have at least $5,000 in a variable investment option to start the service.

•	We’ll automatically transfer accumulated value from one variable investment option to one or more of the other variable investment options you’ve selected.
•	We’ll process transfers as of the end of the business day on your policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you’ve chosen. We will not make the first transfer until after the free look transfer date in states that require us to return your premiums if you exercise your right to cancel your policy.

•	We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

•	We have the right to discontinue, modify or suspend the service at any time.

•	We’ll keep making transfers at the intervals you’ve chosen until one of the following happens:

•	the total amount you’ve asked us to transfer has been transferred
•	there is no more accumulated value in the investment option you’re transferring from
•	your policy enters the grace period and is in danger of lapsing

•	you tell us in writing to cancel the service

•	we discontinue the service.

Portfolio rebalancing

The portfolio rebalancing service automatically transfers your policy’s accumulated value among the variable investment options according to your original percentage allocations. Here’s how the service works:

•	You can set up this service at any time while your policy is in force.

•	You enroll in the service by sending us a written signed request or a completed automatic rebalancing form. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

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•	Your first rebalancing will take place on the monthly payment date you choose. You choose whether we should make transfers quarterly, semi-annually or annually, based on your policy date.

•	If you cancel this service, you must wait 30 days to begin it again.

•	You cannot use this service if you’re already using the dollar cost averaging service.

•	We do not currently charge for the portfolio rebalancing service or for transfers made under this service.

•	We can discontinue, suspend or change the service at any time.

First year transfer

Our first year transfer service allows you to make monthly transfers during the first policy year from the Fixed account to the variable investment options or the Fixed LT account. Here’s how the service works:

•	You enroll in the service when you apply for your policy and include specific details on your application.

•	You choose a regular amount to be transferred every month for 12 months.
•	We make the first transfer on the day we allocate your first premium to the investment options you’ve chosen. Each transfer will be made on the same day every month.

•	If you sign up for this service, we’ll waive the usual transfer limit for the Fixed account during the first policy year.

•	If we make the last transfer during the second policy year, we will not count it toward the usual one transfer per year limit for the Fixed account.

•	If the accumulated value in the Fixed account is less than the amount to be transferred, we’ll transfer the balance and then cancel the service.

•	If there is accumulated value remaining in the Fixed account at the end of the service, our usual rules for the Fixed account will apply.

•	We do not currently charge for the first year transfer service or for transfers made under this service.

WITHDRAWAL FEATURES

Automated income option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here’s how the program works:

•	You can set up the income stream from your policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.
•	You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your face amount or change your policy’s death benefit option in order to maximize your income.
•	You choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the business day before any income payment date.
•	If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the business day before the scheduled income payment date.
•	The withdrawal or loan will be taken from your policy’s investment options in proportion to the accumulated value in each option.

Upon our receipt of your AIO request form, we will run a hypothetical illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the illustration to test your policy for the minimum net cash surrender value requirement. Your policy must continue to have an illustrated net cash surrender value at the maturity date sufficient to meet the minimum accumulated value required to allow for payment of policy charges, including policy loan interest.

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Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 10%. No earnings rate used is a guarantee or indication of actual earnings.

We will complete an AIO agreement form, and send it and the illustration to your registered representative for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your policy’s cost basis and other information about your elections under the AIO program.

Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be taken as loans.

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

The income payments will usually remain constant during each income period, unless there is insufficient net cash surrender value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

•	If the AIO program start date is six months or more from your next policy anniversary, the income period will end on the next policy anniversary. In this case, the first income period will last at least six months, but not more than one year.
•	If the AIO program start date is less than six months from your next policy anniversary, the income period will extend to the following policy anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

After the first income period, and each year you remain in the AIO program, we will run an illustration after each policy anniversary. The illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 10%. Your policy must continue to have an illustrated net cash surrender value at the maturity date sufficient to meet the minimum accumulated value required to allow for payment of policy charges, including policy loan interest. There is no charge for illustrations we run in connection with the AIO program. They do not count toward your one free illustration per year.

We will send you a letter and the illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

Over time, your policy’s actual performance, and perhaps your use of the policy’s options are likely to vary from the assumptions used in the illustrations. Changes in your policy’s investment option allocations can impact your future values and income you receive. Your policy may also be susceptible to lapse.

You are responsible to monitor your policy’s accumulated value to ensure your policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

MORE ON POLICY CHARGES

How we calculate the surrender charge

If you surrender your policy, a surrender charge may be assessed against your policy’s accumulated value. Both charges are based on the joint equal age of the insureds, and on the initial face amount of your policy.

We will not increase the charge if your policy’s face amount increases. If you decrease the face amount of your policy, we’ll charge you a surrender charge that’s calculated based on the amount of the decrease.

Underwriting surrender charge

The amount of the underwriting surrender charge does not change during the first policy year. Starting on the first policy anniversary, we reduce the charge by 0.9259% each month until it reaches zero at the end of

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10 policy years. If your increase your policy’s face amount, each increase has a surrender charge based on the amount of the increase.

The most we will assess for the underwriting surrender charge on any surrendered policy is $17.30 per $1,000 of face amount.

Sales surrender charge

The sales surrender charge helps pay for our costs of distributing policies. During the first policy year, this charge is equal to the smaller of the following amounts:

•	70% of the premium payments you’ve made, or
•	70% of the sales surrender target, which is based on the joint equal age of the insureds for each $1,000 of the policy’s initial face amount.

The sales surrender charge increases until the premiums you pay reach the sales surrender target. In the 13th month you own your policy, we reduce the sales surrender charge so that it is 99.0741% of the charge as calculated above. After that, we reduce it by 0.9259% a month until it reaches zero at the end of 10 policy years.

An example

For a policy:

•	that insures a male non-smoker age 56 and a female non-smoker, age 53 when the policy is issued
•	with an initial face amount of $2,000,000

	Underwriting surrender charge	Maximum sales surrender charge

First policy year	$10,800.00 (($2,000,000 ÷ $1,000) × 5.40)	$19,152.00 (70% × 13.68 × ($2,000,000 ÷ $1,000))

End of third policy year	$8,400.07 ($10,800.00 - ($10,800.00 × .9259% × 24 months))	$14,896.12 ($19,152.00 - ($19,152.00 × .9259% × 24 months))

Please refer to your policy and any supplemental schedule of benefits for surrender charges. Sample rates for the underwriting surrender charge and sales surrender targets appear in the prospectus as Appendix B.

Calculating the surrender charge on a decrease in face amount

Here’s how we calculate the surrender charge on a decrease in face amount:

•	Step 1: we divide the amount of the decrease by your policy’s face amount immediately before the decrease
•	Step 2: we multiply the amount we calculated in step 1 by the total surrender charge that would apply if you surrendered your policy.

We deduct the amount we calculated in step 2 from your investment options in proportion to the accumulated value you have in each option.

We calculate any surrender charge after a decrease in face amount by dividing the new face amount by the old face amount, and multiplying the result by the surrender charge that would have applied before the decrease.

Increases in face amount

Net premiums you pay are allocated to the accumulated value in your base policy and any charges, withdrawals and distributions are subtracted from that accumulated value. If you elect death benefit Option C,

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your death benefit on the base policy is your base policy’s face amount plus any premium payments you make and less any withdrawals and distributions.

If you add to your base policy a Last survivor added protection benefit rider and/or Individual annual renewable term rider, and/or increase the face amount of such a rider, we do not change the above allocations. To determine the cost of insurance charge on each of these coverage segments, we discount the total death benefit for all coverage segments that would have been payable at the beginning of the policy month and subtract the accumulated value in the base policy at the beginning of the month before the monthly charge is due to determine the total discounted net amount at risk for all coverage segments. We then prorate the net amount at risk for each coverage segment in the same proportion that the face amount of each coverage segment bears to the total face amount for all coverage segments. The discounted net amount at risk for each coverage segment is multiplied by the current COI rate for that coverage segment.

MORE ON PL&A AND THE POLICIES

How we’re organized

PL&A was incorporated on September 20, 1982 under the name of Pacific Financial Life Insurance Company. We merged with Pacific Financial Life Insurance Company of Arizona and assumed the name PM Group Life Insurance Company in transferring domicile from California to Arizona, which was completed in 1990. On January 1, 1999, we changed our name to our current name, PL&A.

PL&A is a stockholder owned company. As such, purchasing and owning a PL&A policy does not confer any membership rights nor ownership rights in PL&A or in any other company affiliated with PL&A.

How policies are administered

Pacific Life Insurance Company administers the policies sold under this prospectus. At the end of 2004, Pacific Life had $174.1 billion of individual life insurance in force and total admitted assets of approximately $68.5 billion.

Pacific Life’s principal office is at 700 Newport Center Drive, Newport Beach, CA 92660

Distribution arrangements

Pacific Select Distributors, Inc. (PSD), our affiliate, acts as the distributor of the policies and offers the policies on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of NASD. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the policies. The aggregate amount of underwriting commissions paid to PSD with regard to this policy in 2004, 2003 and 2002, was $12,806.20, $9,315.29 and $33,684.21 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the policies. Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

•	63% of premiums paid up to the first target premium in the first policy year
•	3% of premiums paid up to the first target premium after the first policy year
•	3% of the premiums paid under targets 2-10
•	2% of premiums paid in excess of the 10th target premium.

A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the death benefit option you choose, the age of the insured on the policy date, and the gender (unless unisex rates are required) and risk class of the insured. A policy’s target premium will usually be less than, but generally does not exceed 100% of, the policy’s guideline level premiums for policies with the guideline premium test.

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Target premiums for policies with the cash value accumulation test are based on a comparable policy with the guideline premium test. Before you buy a policy, you can ask us or your registered representative for a personalized illustration that shows you the guideline annual premium and the guideline level premiums.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the policy, depending on the agreement between your registered representative and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.20% of a policy’s accumulated value less any outstanding loan amount. We calculate the renewal amount monthly and it becomes payable on each policy anniversary.

In addition to the commissions described above, we and/or an affiliate may pay expense allowances and additional cash compensation from their own resources in connection with the promotion and solicitation of application for the policies by some, but not all, broker-dealers. The range of expense allowances and additional cash compensation based on premium payments usually ranges from 27% to 36% of premiums paid in the first policy year up to the first target premium. For renewal years, the expense allowances and additional cash compensation can be as high as 11.5% on targets 2 and 3, 1.5% on targets 4-10, and 1% thereafter. Total commissions, expense allowances and any additional cash compensation not exceed 99% of premiums paid. Such additional compensation may give Pacific Life greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the policies.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this policy over other investment options. You may ask your registered representative about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the policy.

We directly or indirectly own interests in a number of broker-dealers that offer this policy among others. These affiliated broker-dealers and their registered representatives are compensated as described above with premium-based and trail commissions. We receive “preferred” status at the affiliated broker-dealers along with other product vendors that provide similar support. Such affiliated broker dealers, other than PSD, include Associated Securities Corp., Mutual Service Corporation, United Planners’ Financial Services of America, M.L. Stern & Co., LLC and Waterstone Financial Group. PSD or its affiliates may also pay other amounts as described above to the affiliated broker-dealers or persons associated with the affiliated broker-dealers. Finally, within certain limits imposed by the NASD, registered representatives who are associated with broker/dealer firms affiliated with us may qualify for sales incentive programs sponsored by us.

Portfolio managers of the underlying portfolios of Pacific Select Fund available under this policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by PL&A or PSD that are attended by, among others, registered representatives of PSD, who would receive information and/or training regarding the fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by PL&A and its affiliates.

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Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of PL&A, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by PL&A or PSD. Additional expenses and promotional items may be paid for by PL&A and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.

The separate account

The separate account was established on September 24, 1998 under Arizona law under the authority of our Board of Directors. It’s registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the account.

The separate account is not the only investor in the Pacific Select Fund. Investments in the fund by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Pacific Select Fund.

Performance

Performance information may appear in advertisements, sales literature, or reports to policy owners or prospective buyers.

Information about performance of any variable account of the separate account reflects only the performance of a hypothetical policy. The calculations are based on allocating the hypothetical policy’s accumulated value to the variable account during a particular time period.

Performance information is no guarantee of how a portfolio or variable account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the fund in which the variable account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in accumulated value due to the performance of one or more variable accounts, or as a change in a policy’s owner’s death benefit.

We may show performance as a change in accumulated value over time or in terms of the average annual compounded rate of return on accumulated value. This would be based on allocating premium payments for a hypothetical policy to a particular variable account over certain periods of time, including one year, or from the day the variable account started operating. If a portfolio has existed for longer than its corresponding variable account, we may also show the hypothetical returns that the variable account would have achieved had it invested in the portfolio from the day the portfolio started operating.

Performance may reflect the deduction of all policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different death benefit options will result in different expenses for the cost of insurance, and the varying expenses will result in different accumulated values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the policy is surrendered and do not reflect any deduction of the surrender charge.

We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of policy charges. If policy charges were reflected, the performance would be lower.

9

In our advertisements, sales literature and reports to policy owners, we may compare performance information for a variable account to:

•	other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria
•	the Consumer Price Index, to assess the real rate of return from buying a policy by taking inflation into consideration
•	various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Yields

The yield or total return of any variable account or portfolio does not reflect the deduction of policy charges.

Money Market variable account

The “yield” (also called “current yield”) of the Money Market variable account is computed in accordance with a standard method prescribed by the SEC. The net change in the variable account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market variable account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1)(To the power of 365/7)] - 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market portfolio are not included in the yield calculation.

Other variable accounts

“Yield” of the other variable accounts is computed in accordance with a different standard method prescribed by the SEC. For each variable account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a - b cd	+ 1)[6] - 1]

where:	a	=	net investment income earned during the period by the underlying portfolio of the variable account,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and
	d	=	the unit value of the accumulation units on the last day of the period.

The variable accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the variable account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will

10

fluctuate, it may not provide a basis for comparing the yield of a variable account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Money Market portfolio

Current yield for the Money Market portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Money Market portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1) (To the power of 365/7)] - 1

Other portfolios

Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(	a - b cd	+ 1)[6] - 1]

where:
	a	=	dividends and interest earned during the period,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and
	d	=	the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Financial Statements

The next several pages contain the statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended.

These are followed by the statements of financial condition of PL&A as of December 31, 2004 and 2003 and the related statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2004, which are included in this SAI so you can assess our ability to meet our obligations under the policies.

11

Experts

Deloitte & Touche LLP serves as the independent auditors for PL&A and as the independent registered public accounting firm for the separate account. The address of Deloitte & Touche LLP is 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626.

The statements of financial condition of PL&A as of December 31, 2004 and 2003 and the statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2004 as well as the statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended as included in this SAI have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Pacific Life & Annuity Company:

     We have audited the accompanying statements of assets and liabilities of Pacific Select Exec Separate Account (the “Separate Account”) (comprised of Blue Chip, Aggressive Growth, Diversified Research, Short Duration Bond, I-Net TollkeeperSM, Financial Services, Health Sciences, Technology, Focused 30, Growth LT, Mid-Cap Value, International Value, Capital Opportunities, International Large-Cap, Equity Index, Small-Cap Index, Multi-Strategy, Main Street® Core (formerly Large-Cap Core), Emerging Markets, Inflation Managed, Managed Bond, Small-Cap Value, Money Market, High Yield Bond, Equity Income, Equity, Aggressive Equity, Large-Cap Value, Comstock (formerly Strategic Value), Real Estate, and Mid-Cap Growth Variable Accounts, and Variable Account II, Variable Account III, and Variable Account V, collectively, the “Variable Accounts”) as of December 31, 2004, the related statements of operations for the year then ended (as to the Variable Account II, Variable Account III, and Variable Account V, for the period from commencement of operations through December 31, 2004), the statements of changes in net assets for each of the two years in the period then ended (as to the Short Duration Bond and Small-Cap Value Variable Accounts, for the year ended December 31, 2004, and for the period from commencement of operations through December 31, 2003, and as to the Variable Account II, Variable Account III, and Variable Account V, for the period from commencement of operations through December 31, 2004), and the financial highlights for each of four years in the period then ended (as to the Blue Chip, Aggressive Growth, Short Duration Bond, Financial Services, Health Sciences, Technology, Focused 30, Capital Opportunities, Small-Cap Value, Equity Income, Comstock, and Mid-Cap Growth Variable Accounts, and the Variable Account II, Variable Account III, and Variable Account V, for each of the periods from commencement of operations through December 31, 2004). These financial statements and financial highlights are the responsibility of the Separate Account’s Management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. Our procedures included confirmation of securities owned as of December 31, 2004. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account as of December 31, 2004, the results of their operations, the changes in their net assets, and the related financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 22, 2005

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

	Blue	Aggressive	Diversified	Short	I-Net	Financial	Health		Focused
	Chip	Growth	Research	Duration Bond	TollkeeperSM	Services	Sciences	Technology	30
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account	Account	Account	Account

ASSETS
Investments:
Blue Chip Portfolio	$1,022,175
Aggressive Growth Portfolio		$87,605
Diversified Research Portfolio			$296,377
Short Duration Bond Portfolio				$243,218
I-Net TollkeeperSM Portfolio					$32,979
Financial Services Portfolio						$620,816
Health Sciences Portfolio							$287,112
Technology Portfolio								$219,838
Focused 30 Portfolio									$159,208
Receivables:
Due from Pacific Life & Annuity Company	459	8	60	—	—	15	15	9	1

Total Assets	1,022,634	87,613	296,437	243,218	32,979	620,831	287,127	219,847	159,209

LIABILITIES
Payables:
Fund shares purchased	459	8	60	—	—	15	15	9	1

Total Liabilities	459	8	60	—	—	15	15	9	1

NET ASSETS	$1,022,175	$87,605	$296,377	$243,218	$32,979	$620,816	$287,112	$219,838	$159,208

Shares Owned in each Portfolio	130,498	9,921	25,155	24,824	7,425	57,044	29,503	46,934	19,430

Cost of Investments	$873,388	$67,260	$258,445	$246,192	$24,803	$501,628	$229,581	$195,104	$118,425

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2004

	Growth	Mid-Cap	International	Capital	International	Equity	Small-Cap	Multi-	Main
	LT	Value	Value	Opportunities	Large-Cap	Index	Index	Strategy	Street® Core
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account	Account	Account	Account

ASSETS
Investments:
Growth LT Portfolio	$397,256
Mid-Cap Value Portfolio		$1,441,834
International Value Portfolio			$509,010
Capital Opportunities Portfolio				$105,748
International Large-Cap Portfolio					$662,002
Equity Index Portfolio						$895,158
Small-Cap Index Portfolio							$831,677
Multi-Strategy Portfolio								$264,157
Main Street® Core Portfolio									$582,475
Receivables:
Due from Pacific Life & Annuity Company	104	4,910	228	118	4,109	—	49	—	—
Fund shares redeemed	—	—	—	—	—	—	—	12	—

Total Assets	397,360	1,446,744	509,238	105,866	666,111	895,158	831,726	264,169	582,475

LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	—	—	—	—	—	—	12	—
Fund shares purchased	104	4,910	228	118	4,109	—	49	—	—

Total Liabilities	104	4,910	228	118	4,109	—	49	12	—

NET ASSETS	$397,256	$1,441,834	$509,010	$105,748	$662,002	$895,158	$831,677	$264,157	$582,475

Shares Owned in each Portfolio	20,534	79,030	34,350	12,097	84,164	31,105	60,453	16,139	28,734

Cost of Investments	$302,209	$1,031,137	$360,036	$83,039	$492,851	$775,501	$661,169	$223,049	$475,240

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2004

	Emerging	Inflation	Managed	Small-Cap	Money	High Yield	Equity		Aggressive
	Markets	Managed	Bond	Value	Market	Bond	Income	Equity	Equity
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account	Account	Account	Account

ASSETS
Investments:
Emerging Markets Portfolio	$1,083,672
Inflation Managed Portfolio		$657,071
Managed Bond Portfolio			$963,082
Small-Cap Value Portfolio				$191,288
Money Market Portfolio					$845,489
High Yield Bond Portfolio						$408,790
Equity Income Portfolio							$112,375
Equity Portfolio								$57,019
Aggressive Equity Portfolio									$124,236
Receivables:
Due from Pacific Life & Annuity Company	3,920	25	159	141	14,079	22	—	4	71
Fund shares redeemed	—	—	—	—	—	—	40	—	—
Other	27	—	—	—	2	—	—	—	—

Total Assets	1,087,619	657,096	963,241	191,429	859,570	408,812	112,415	57,023	124,307

LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	—	—	—	—	—	40	—	—
Fund shares purchased	3,920	25	159	141	14,079	22	—	4	71

Total Liabilities	3,920	25	159	141	14,079	22	40	4	71

NET ASSETS	$1,083,699	$657,071	$963,082	$191,288	$845,491	$408,790	$112,375	$57,019	$124,236

Shares Owned in each Portfolio	82,529	53,054	85,325	12,675	83,831	57,157	9,498	3,138	11,540

Cost of Investments	$631,205	$612,944	$949,287	$155,825	$845,594	$376,143	$90,950	$48,874	$88,777

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2004

	Large-Cap		Real	Mid-Cap
	Value	Comstock	Estate	Growth	Variable	Variable	Variable
	Variable	Variable	Variable	Variable	Account	Account	Account
	Account	Account	Account	Account	II	III	V

ASSETS
Investments:
Large-Cap Value Portfolio	$1,020,835
Comstock Portfolio		$200,129
Real Estate Portfolio			$1,114,695
Mid-Cap Growth Portfolio				$143,842
Turner Core Growth Fund					$10,713
Frontier Capital Appreciation Fund						$6,392
Business Opportunity Value Fund							$10,816
Receivables:
Due from Pacific Life & Annuity Company	391	2,036	4,915	11	—	—	—

Total Assets	1,021,226	202,165	1,119,610	143,853	10,713	6,392	10,816

LIABILITIES
Payables:
Fund shares purchased	391	2,036	4,915	11	—	—	—

Total Liabilities	391	2,036	4,915	11	—	—	—

NET ASSETS	$1,020,835	$200,129	$1,114,695	$143,842	$10,713	$6,392	$10,816

Shares Owned in each Portfolio/Fund	80,908	19,366	52,501	21,095	732	296	884

Cost of Investments	$849,138	$159,269	$751,445	$102,951	$9,478	$5,671	$9,575

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

	Blue	Aggressive	Diversified	Short	I-Net	Financial	Health		Focused
	Chip	Growth	Research	Duration Bond	Tollkeeper	Services	Sciences	Technology	30
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account	Account	Account	Account

INVESTMENT INCOME
Dividends	$6,162	$—	$1,637	$5,603	$—	$5,203	$—	$—	$74

Net Investment Income	6,162	—	1,637	5,603	—	5,203	—	—	74

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	(750)	79	(10)	(571)	1,053	599	(1,304)	(1,695)	2,159
Change in net unrealized appreciation (depreciation) on investments	40,574	8,385	24,480	(2,259)	3,444	42,490	20,635	12,111	12,654

Net Gain (Loss) on Investments	39,824	8,464	24,470	(2,830)	4,497	43,089	19,331	10,416	14,813

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,986	$8,464	$26,107	$2,773	$4,497	$48,292	$19,331	$10,416	$14,887

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2004

	Growth	Mid-Cap	International	Capital	International	Equity	Small-Cap	Multi-	Main
	LT	Value	Value	Opportunities	Large-Cap	Index	Index	Strategy	Street Core
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account	Account	Account	Account

INVESTMENT INCOME
Dividends	$—	$4,678	$7,380	$708	$5,590	$14,595	$4,463	$4,381	$7,245

Net Investment Income	—	4,678	7,380	708	5,590	14,595	4,463	4,381	7,245

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	(3,769)	(835)	10,351	(86)	(385)	(5,679)	3,519	571	(419)
Change in net unrealized appreciation on investments	37,375	254,920	38,734	11,288	94,417	64,447	109,295	18,774	42,475

Net Gain on Investments	33,606	254,085	49,085	11,202	94,032	58,768	112,814	19,345	42,056

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,606	$258,763	$56,465	$11,910	$99,622	$73,363	$117,277	$23,726	$49,301

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2004

	Emerging	Inflation	Managed	Small-Cap	Money	High Yield	Equity		Aggressive
	Markets	Managed	Bond	Value	Market	Bond	Income	Equity	Equity
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account	Account	Account	Account

INVESTMENT INCOME
Dividends	$15,283	$35,227	$35,498	$5,106	$11,235	$29,355	$1,557	$429	$751

Net Investment Income	15,283	35,227	35,498	5,106	11,235	29,355	1,557	429	751

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	2,257	3,980	(4,861)	(79)	(393)	(6,985)	(93)	145	(908)
Change in net unrealized appreciation on investments	258,593	5,858	15,040	23,634	1,131	8,377	9,565	3,155	18,751

Net Gain on Investments	260,850	9,838	10,179	23,555	738	1,392	9,472	3,300	17,843

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$276,133	$45,065	$45,677	$28,661	$11,973	$30,747	$11,029	$3,729	$18,594

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR/PERIOD ENDED DECEMBER 31, 2004

	Large-Cap		Real	Mid-Cap
	Value	Comstock	Estate	Growth	Variable	Variable	Variable
	Variable	Variable	Variable	Variable	Account	Account	Account
	Account	Account	Account	Account	II (1)	III (1)	V (1)

INVESTMENT INCOME
Dividends	$12,329	$1,966	$28,121	$—	$26	$—	$123

Net Investment Income	12,329	1,966	28,121	—	26	—	123

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	(5,327)	—	(474)	(11,652)	6	4	5
Change in net unrealized appreciation on investments	79,239	23,316	249,630	23,582	1,234	720	1,242

Net Gain on Investments	73,912	23,316	249,156	11,930	1,240	724	1,247

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$86,241	$25,282	$277,277	$11,930	$1,266	$724	$1,370

(1) Operations commenced during 2004 (See Note 1 to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

	Blue Chip		Aggressive Growth		Diversified Research		Short Duration Bond
	Variable Account		Variable Account		Variable Account		Variable Account (1)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6,162	$1,414	$—	$—	$1,637	$228	$5,603	$2,856
Net realized gain (loss) from security transactions	(750)	(12,292)	79	(3,078)	(10)	(720)	(571)	(703)
Change in net unrealized appreciation (depreciation) on investments	40,574	126,101	8,385	15,573	24,480	14,567	(2,259)	(716)

Net Increase in Net Assets Resulting from Operations	45,986	115,223	8,464	12,495	26,107	14,075	2,773	1,437

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	285,964	268,625	29,109	26,898	30,732	9,549	36,365	19,751
Transfers between variable accounts, net	100,048	256,142	3,481	946	189,790	43,144	33,328	220,843
Transfers—policy charges and deductions	(82,355)	(72,937)	(12,082)	(15,405)	(24,739)	(9,331)	(24,437)	(11,182)
Transfers—surrenders	(11,685)	(5,646)	(4,479)	(321)	(1,234)	(4,887)	(752)	—
Transfers—other	(3,389)	(2,779)	(390)	(299)	(1,966)	(2,504)	(165)	(34,743)

Net Increase in Net Assets Derived from Policy Transactions	288,583	443,405	15,639	11,819	192,583	35,971	44,339	194,669

NET INCREASE IN NET ASSETS	334,569	558,628	24,103	24,314	218,690	50,046	47,112	196,106

NET ASSETS
Beginning of Year/Period	687,606	128,978	63,502	39,188	77,687	27,641	196,106	—

End of Year/Period	$1,022,175	$687,606	$87,605	$63,502	$296,377	$77,687	$243,218	$196,106

(1) Operations commenced on May 1, 2003.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	I-Net Tollkeeper		Financial Services		Health Sciences		Technology
	Variable Account		Variable Account		Variable Account		Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$5,203	$2,705	$—	$—	$—	$—
Net realized gain (loss) from security transactions	1,053	(2,171)	599	(1,552)	(1,304)	(2,068)	(1,695)	(2,667)
Change in net unrealized appreciation on investments	3,444	9,744	42,490	78,658	20,635	43,633	12,111	18,445

Net Increase in Net Assets Resulting from Operations	4,497	7,573	48,292	79,811	19,331	41,565	10,416	15,778

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	9,294	7,801	186,434	182,072	93,583	87,111	43,953	27,174
Transfers between variable accounts, net	(972)	1,299	8,348	173,564	23,128	2,965	118,789	30,844
Transfers—policy charges and deductions	(6,779)	(6,112)	(30,789)	(35,469)	(43,913)	(38,793)	(29,775)	(13,095)
Transfers—surrenders	—	—	(9,374)	(4,489)	(14,777)	(1,952)	(5,247)	(225)
Transfers—other	(242)	54	(442)	(587)	(2,382)	(843)	(784)	(7,226)

Net Increase in Net Assets Derived from Policy Transactions	1,301	3,042	154,177	315,091	55,639	48,488	126,936	37,472

NET INCREASE IN NET ASSETS	5,798	10,615	202,469	394,902	74,970	90,053	137,352	53,250

NET ASSETS
Beginning of Year	27,181	16,566	418,347	23,445	212,142	122,089	82,486	29,236

End of Year	$32,979	$27,181	$620,816	$418,347	$287,112	$212,142	$219,838	$82,486

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Focused 30		Growth LT		Mid-Cap Value		International Value
	Variable Account		Variable Account		Variable Account		Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$74	$—	$—	$—	$4,678	$3,986	$7,380	$8,362
Net realized gain (loss) from security transactions	2,159	277	(3,769)	(27,101)	(835)	(12,247)	10,351	15,390
Change in net unrealized appreciation on investments	12,654	29,190	37,375	107,021	254,920	183,457	38,734	101,635

Net Increase in Net Assets Resulting from Operations	14,887	29,467	33,606	79,920	258,763	175,196	56,465	125,387

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	59,353	41,728	163,883	109,172	322,451	288,747	87,401	69,962
Transfers between variable accounts, net	16,283	52,585	(45,316)	25,523	131,993	258,662	(150,111)	251,645
Transfers—policy charges and deductions	(37,934)	(25,372)	(55,066)	(97,750)	(110,109)	(95,050)	(64,316)	(40,779)
Transfers—surrenders	—	—	(1,614)	(1,134)	(17,107)	(6,661)	(4,033)	(962)
Transfers—other	(239)	(91)	(1,612)	(876)	(1,478)	(3,435)	(2,329)	(36,738)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	37,463	68,850	60,275	34,935	325,750	442,263	(133,388)	243,128

NET INCREASE (DECREASE) IN NET ASSETS	52,350	98,317	93,881	114,855	584,513	617,459	(76,923)	368,515

NET ASSETS
Beginning of Year	106,858	8,541	303,375	188,520	857,321	239,862	585,933	217,418

End of Year	$159,208	$106,858	$397,256	$303,375	$1,441,834	$857,321	$509,010	$585,933

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Capital Opportunities		International Large-Cap		Equity Index		Small-Cap Index
	Variable Account		Variable Account		Variable Account		Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$708	$250	$5,590	$3,095	$14,595	$6,780	$4,463	$1,324
Net realized gain (loss) from security transactions	(86)	(1,572)	(385)	8,681	(5,679)	(48,733)	3,519	(3,274)
Change in net unrealized appreciation on investments	11,288	15,585	94,417	72,342	64,447	147,254	109,295	80,720

Net Increase in Net Assets Resulting from Operations	11,910	14,263	99,622	84,118	73,363	105,301	117,277	78,770

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	21,358	18,139	103,419	68,820	127,037	83,930	122,143	55,179
Transfers between variable accounts, net	15,501	1,986	176,661	153,482	307,423	30,954	424,383	91,121
Transfers—policy charges and deductions	(12,800)	(9,455)	(66,907)	(35,397)	(101,058)	(51,551)	(92,083)	(33,162)
Transfers—surrenders	(2,600)	(3,622)	(14,096)	(1,683)	(10,728)	(254)	(8,228)	—
Transfers—other	(188)	(327)	(689)	(37,858)	(3,483)	(56,652)	(1,493)	(38,105)

Net Increase in Net Assets Derived from Policy Transactions	21,271	6,721	198,388	147,364	319,191	6,427	444,722	75,033

NET INCREASE IN NET ASSETS	33,181	20,984	298,010	231,482	392,554	111,728	561,999	153,803

NET ASSETS
Beginning of Year	72,567	51,583	363,992	132,510	502,604	390,876	269,678	115,875

End of Year	$105,748	$72,567	$662,002	$363,992	$895,158	$502,604	$831,677	$269,678

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Multi-Strategy		Main Street Core		Emerging Markets		Inflation Managed
	Variable Account		Variable Account (1)		Variable Account		Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,381	$2,895	$7,245	$4,127	$15,283	$4,286	$35,227	$20,089
Net realized gain (loss) from security transactions	571	(1,975)	(419)	(46,482)	2,257	1,951	3,980	(2,259)
Change in net unrealized appreciation on investments	18,774	33,135	42,475	134,196	258,593	192,428	5,858	11,432

Net Increase in Net Assets Resulting from Operations	23,726	34,055	49,301	91,841	276,133	198,665	45,065	29,262

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	71,499	83,569	70,922	60,075	192,105	177,306	101,215	222,085
Transfers between variable accounts, net	(826)	14,403	49,484	42,509	146,181	189,756	(211,908)	244,460
Transfers—policy charges and deductions	(31,662)	(26,962)	(51,225)	(42,581)	(59,560)	(36,488)	(69,046)	(104,672)
Transfers—surrenders	(1,339)	(505)	(1,799)	(1,157)	(2,357)	(4,198)	(2,854)	(3,775)
Transfers—other	(2,611)	(2,790)	(1,471)	(14,763)	(356)	(15,403)	1,432	(33,250)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	35,061	67,715	65,911	44,083	276,013	310,973	(181,161)	324,848

NET INCREASE (DECREASE) IN NET ASSETS	58,787	101,770	115,212	135,924	552,146	509,638	(136,096)	354,110

NET ASSETS
Beginning of Year	205,370	103,600	467,263	331,339	531,553	21,915	793,167	439,057

End of Year	$264,157	$205,370	$582,475	$467,263	$1,083,699	$531,553	$657,071	$793,167

(1) Formerly named Large-Cap Core Variable Account.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Managed Bond		Small-Cap Value		Money Market		High Yield Bond
	Variable Account		Variable Account (1)		Variable Account		Variable Account
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$35,498	$58,926	$5,106	$558	$11,235	$13,152	$29,355	$25,061
Net realized gain (loss) from security transactions	(4,861)	1,816	(79)	2,214	(393)	320	(6,985)	7,751
Change in net unrealized appreciation (depreciation) on investments	15,040	(23,943)	23,634	11,829	1,131	(1,059)	8,377	25,737

Net Increase in Net Assets Resulting from Operations	45,677	36,799	28,661	14,601	11,973	12,413	30,747	58,549

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	200,614	206,349	34,324	7,271	1,884,006	5,024,753	104,305	226,419
Transfers between variable accounts, net	112,604	107,155	76,103	94,360	(3,969,579)	(3,238,179)	32,187	(99,238)
Transfers—policy charges and deductions	(103,009)	(91,341)	(14,276)	(4,659)	(289,143)	(291,238)	(67,663)	(99,741)
Transfers—surrenders	(661)	(117,522)	(7,855)	—	(5,266)	(8,163)	(15,777)	(1,840)
Transfers—other	(7,094)	(11,177)	53	(37,295)	(10,391)	(3,024)	(3,410)	(38,791)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	202,454	93,464	88,349	59,677	(2,390,373)	1,484,149	49,642	(13,191)

NET INCREASE (DECREASE) IN NET ASSETS	248,131	130,263	117,010	74,278	(2,378,400)	1,496,562	80,389	45,358

NET ASSETS
Beginning of Year/Period	714,951	584,688	74,278	—	3,223,891	1,727,329	328,401	283,043

End of Year/Period	$963,082	$714,951	$191,288	$74,278	$845,491	$3,223,891	$408,790	$328,401

(1) Operations commenced on May 1, 2003.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Equity Income		Equity		Aggressive Equity		Large-Cap Value
	Variable Account		Variable Account		Variable Account		Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,557	$777	$429	$140	$751	$391	$12,329	$5,627
Net realized gain (loss) from security transactions	(93)	(886)	145	(2,271)	(908)	(3,737)	(5,327)	(5,345)
Change in net unrealized appreciation on investments	9,565	13,402	3,155	10,001	18,751	25,097	79,239	107,375

Net Increase in Net Assets Resulting from Operations	11,029	13,293	3,729	7,870	18,594	21,751	86,241	107,657

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	23,167	36,368	14,066	18,201	37,170	40,470	198,805	152,000
Transfers between variable accounts, net	22,476	14,713	5,044	(1,664)	6,696	5,638	301,192	243,208
Transfers—policy charges and deductions	(13,691)	(9,649)	(6,899)	(7,252)	(24,707)	(22,975)	(105,662)	(70,296)
Transfers—surrenders	(122)	—	(953)	(348)	(1,530)	(262)	(9,443)	(6,351)
Transfers—other	23	(61)	(65)	(155)	(1,134)	(613)	(4,958)	(43,595)

Net Increase in Net Assets Derived from Policy Transactions	31,853	41,371	11,193	8,782	16,495	22,258	379,934	274,966

NET INCREASE IN NET ASSETS	42,882	54,664	14,922	16,652	35,089	44,009	466,175	382,623

NET ASSETS
Beginning of Year	69,493	14,829	42,097	25,445	89,147	45,138	554,660	172,037

End of Year	$112,375	$69,493	$57,019	$42,097	$124,236	$89,147	$1,020,835	$554,660

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Comstock		Real Estate		Mid-Cap Growth
	Variable Account (1)		Variable Account		Variable Account		Variable Account II (2)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,966	$627	$28,121	$24,974	$—	$—	$26
Net realized gain (loss) from security transactions	—	(620)	(474)	(4,271)	(11,652)	(5,245)	6
Change in net unrealized appreciation on investments	23,316	18,709	249,630	120,260	23,582	24,119	1,234

Net Increase in Net Assets Resulting from Operations	25,282	18,716	277,277	140,963	11,930	18,874	1,266

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	47,730	32,699	231,190	201,846	41,733	34,681	—
Transfers between variable accounts, net	54,650	52,536	91,552	181,707	56,324	2,088	9,544
Transfers—policy charges and deductions	(23,861)	(13,256)	(59,591)	(53,013)	(40,196)	(18,729)	(98)
Transfers—surrenders	(10,100)	(1,501)	(1,198)	(4,251)	(7,875)	(989)	—
Transfers—other	863	30	(805)	(221)	(2,203)	(2,748)	1

Net Increase in Net Assets Derived from Policy Transactions	69,282	70,508	261,148	326,068	47,783	14,303	9,447

NET INCREASE IN NET ASSETS	94,564	89,224	538,425	467,031	59,713	33,177	10,713

NET ASSETS
Beginning of Year/Period	105,565	16,341	576,270	109,239	84,129	50,952	—

End of Year/Period	$200,129	$105,565	$1,114,695	$576,270	$143,842	$84,129	$10,713

(1) Formerly named Strategic Value Variable Account.
(2) Operations commenced during 2004 (See Note 1 to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Account III (1)	Variable Account V (1)
	Period Ended	Period Ended
	December 31,	December 31,
	2004	2004

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$123
Net realized gain from security transactions	4	5
Change in net unrealized appreciation on investments	720	1,242

Net Increase in Net Assets Resulting from Operations	724	1,370

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	—	—
Transfers between variable accounts, net	5,727	9,544
Transfers—policy charges and deductions	(59)	(98)
Transfers—surrenders	—	—
Transfers—other	—	—

Net Increase in Net Assets Derived from Policy Transactions	5,668	9,446

NET INCREASE IN NET ASSETS	6,392	10,816

NET ASSETS
Beginning of Period	—	—

End of Period	$6,392	$10,816

(1) Operations commenced during 2004 (See Note 1 to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS

     Selected accumulation unit value (AUV), total units outstanding, total net assets, ratios of investment income to average daily net assets, and total returns for each year or period ended are presented in the table below. The ratio of expenses to average daily net assets was 0.00% for all Variable Accounts.

				Ratios of
	AUV	Number		Investment
	at	of	Total	Income to
For the Year or Period	End of	Units	Net	Average Net	Total
Ended	Year/Period	Outstanding	Assets	Assets (1)	Returns (2)

Blue Chip
2004	$8.38	121,939	$1,022,175	0.74%	4.65%
2003	8.01	85,844	687,606	0.31%	25.36%
2002	6.39	20,186	128,978	0.16%	(25.94%)
05/01/2001 - 12/31/2001 (3)	8.63	5,822	50,228	0.23%	(12.52%)

Aggressive Growth
2004	$9.59	9,130	$87,605	0.00%	11.88%
2003	8.58	7,405	63,502	0.00%	26.66%
2002	6.77	5,788	39,188	0.00%	(22.32%)
05/01/2001 - 12/31/2001 (3)	8.72	3,361	29,294	0.00%	(11.78%)

Diversified Research
2004	$11.55	25,653	$296,377	1.18%	11.20%
2003	10.39	7,478	77,687	0.49%	32.63%
2002	7.83	3,528	27,641	0.35%	(24.19%)
2001 (3)	10.33	1,681	17,372	0.36%	(2.05%)

Short Duration Bond
2004	$10.22	23,803	$243,218	2.53%	1.21%
05/01/2003 - 12/31/2003	10.10	19,424	196,106	2.68%	0.96%

I-Net Tollkeeper
2004	$4.83	6,825	$32,979	0.00%	12.66%
2003	4.29	6,337	27,181	0.00%	43.22%
2002	3.00	5,531	16,566	0.00%	(38.62%)
2001 (3)	4.88	4,642	22,652	0.00%	(32.93%)

Financial Services
2004	$11.12	55,851	$620,816	1.03%	8.72%
2003	10.22	40,919	418,347	0.98%	29.00%
2002	7.93	2,958	23,445	0.34%	(14.59%)
05/23/2001 - 12/31/2001 (3)	9.28	1,212	11,249	1.15%	(6.93%)

Health Sciences
2004	$10.63	27,013	$287,112	0.00%	7.54%
2003	9.88	21,465	212,142	0.00%	27.82%
2002	7.73	15,790	122,089	0.00%	(23.30%)
05/23/2001 - 12/31/2001 (3)	10.08	1,510	15,224	0.00%	2.05%

Technology
2004	$5.76	38,170	$219,838	0.00%	3.66%
2003	5.56	14,846	82,486	0.00%	42.58%
2002	3.90	7,503	29,236	0.00%	(46.34%)
05/23/2001 - 12/31/2001 (3)	7.26	3,769	27,373	0.00%	(25.70%)

Focused 30
2004	$11.59	13,742	$159,208	0.07%	14.85%
2003	10.09	10,593	106,858	0.00%	42.26%
2002	7.09	1,204	8,541	0.20%	(29.41%)
05/23/2001 - 12/31/2001 (3)	10.05	21	211	0.00%	0.59%

Growth LT
2004	$5.91	67,197	$397,256	0.00%	10.40%
2003	5.35	56,653	303,375	0.00%	33.98%
2002	4.00	47,167	188,520	1.01%	(28.97%)
2001 (3)	5.63	23,085	129,903	16.76%	(28.84%)

Mid-Cap Value
2004	$16.77	85,986	$1,441,834	0.44%	25.08%
2003	13.41	63,948	857,321	0.66%	29.10%
2002	10.38	23,099	239,862	6.45%	(14.46%)
2001 (3)	12.14	7,420	90,080	3.38%	13.93%

International Value
2004	$9.70	52,487	$509,010	1.54%	16.42%
2003	8.33	70,341	585,933	2.50%	27.71%
2002	6.52	33,334	217,418	1.14%	(13.91%)
2001 (3)	7.58	15,832	119,938	2.39%	(22.30%)

Capital Opportunities
2004	$8.67	12,198	$105,748	0.83%	12.69%
2003	7.69	9,433	72,567	0.43%	27.13%
2002	6.05	8,524	51,583	0.29%	(26.78%)
05/01/2001 - 12/31/2001 (3)	8.26	3,660	30,248	0.53%	(16.62%)

International Large-Cap
2004	$9.59	69,006	$662,002	1.17%	18.61%
2003	8.09	45,001	363,992	1.31%	30.52%
2002	6.20	21,382	132,510	1.03%	(17.63%)
2001 (3)	7.52	11,301	85,018	0.86%	(18.63%)

Equity Index
2004	$8.92	100,338	$895,158	1.95%	10.58%
2003	8.07	62,300	502,604	1.66%	28.29%
2002	6.29	62,159	390,876	7.14%	(22.34%)
2001 (3)	8.10	25,152	203,672	1.50%	(11.18%)

Small-Cap Index
2004	$13.78	60,351	$831,677	0.86%	17.76%
2003	11.70	23,045	269,678	0.70%	46.53%
2002	7.99	14,509	115,875	1.07%	(21.19%)
2001 (3)	10.13	1,777	18,006	10.34%	2.78%

Multi-Strategy
2004	$11.35	23,275	$264,157	1.91%	9.81%
2003	10.34	19,871	205,370	1.94%	23.28%
2002	8.38	12,357	103,600	3.61%	(13.06%)
2001 (3)	9.64	4,168	40,195	2.73%	(0.79%)

Main Street Core (4)
2004	$8.99	64,810	$582,475	1.42%	9.54%
2003	8.20	56,951	467,263	1.08%	26.96%
2002	6.46	51,270	331,339	1.03%	(28.40%)
2001 (3)	9.03	14,933	134,782	1.94%	(7.87%)

Emerging Markets
2004	$16.43	65,953	$1,083,699	2.16%	34.62%
2003	12.21	43,549	531,553	1.43%	68.48%
2002	7.24	3,025	21,915	0.47%	(3.07%)
2001 (3)	7.47	2,612	19,522	0.38%	(9.32%)

See Notes to Financial Statements	See explanation of references on page SA-20

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

				Ratios of
	AUV	Number		Investment
	at	of	Total	Income to
For the Year or Period	End of	Units	Net	Average Net	Total
Ended	Year/Period	Outstanding	Assets	Assets (1)	Returns (2)

Inflation Managed (5) 2004	$14.54	45,183	$657,071	6.84%	8.90%
2003	13.35	59,395	793,167	4.36%	8.24%
2002	12.34	35,589	439,057	2.77%	15.45%
2001 (3)	10.69	6,877	73,486	3.23%	4.28%

Managed Bond
2004	$13.72	70,185	$963,082	4.17%	5.38%
2003	13.02	54,904	714,951	9.54%	6.24%
2002	12.26	47,700	584,688	5.67%	10.93%
2001 (3)	11.05	13,249	146,390	5.42%	6.65%

Small-Cap Value
2004	$15.79	12,114	$191,288	4.43%	24.41%
05/01/2003 - 12/31/2003	12.69	5,852	74,278	1.49%	26.93%

Money Market
2004	$10.98	77,000	$845,491	0.87%	1.01%
2003	10.87	296,570	3,223,891	0.85%	0.79%
2002	10.79	160,151	1,727,329	1.43%	1.41%
2001 (3)	10.64	111,698	1,187,925	3.59%	3.85%

High Yield Bond
2004	$12.44	32,871	$408,790	7.23%	9.42%
2003	11.37	28,896	328,401	7.76%	20.29%
2002	9.45	29,958	283,043	9.26%	(3.00%)
2001 (3)	9.74	3,171	30,891	9.15%	1.17%

Equity Income
2004	$12.24	9,178	$112,375	1.85%	12.19%
2003	10.91	6,367	69,493	1.78%	26.24%
02/25/2002 - 12/31/2002	8.65	1,715	14,829	1.51%	(13.54%)

Equity
2004	$6.80	8,390	$57,019	0.88%	5.14%
2003	6.46	6,513	42,097	0.41%	24.33%
2002	5.20	4,895	25,445	0.45%	(26.51%)
2001 (3)	7.07	2,744	19,411	7.41%	(20.84%)

Aggressive Equity
2004	$8.25	15,051	$124,236	0.69%	18.94%
2003	6.94	12,846	89,147	0.55%	33.14%
2002	5.21	8,660	45,138	0.00%	(25.09%)
2001 (3)	6.96	5,138	35,750	0.00%	(16.90%)

Large-Cap Value
2004	$10.89	93,768	$1,020,835	1.57%	9.93%
2003	9.90	56,006	554,660	1.59%	31.24%
2002	7.55	22,798	172,037	1.49%	(22.96%)
2001 (3)	9.79	7,719	75,609	2.97%	(3.04%)

Comstock (6)
2004	$10.41	19,219	$200,129	1.39%	17.17%
2003	8.89	11,878	105,565	1.10%	31.38%
2002	6.76	2,416	16,341	0.08%	(22.15%)
02/27/2001 - 12/31/2001 (3)	8.69	731	6,356	0.65%	(12.47%)

Real Estate (7)
2004	$21.36	52,194	$1,114,695	3.65%	37.62%
2003	15.52	37,134	576,270	6.30%	37.52%
2002	11.28	9,680	109,239	6.07%	(0.32%)
2001 (3)	11.32	2,659	30,098	6.56%	8.79%

Mid-Cap Growth
2004	$7.61	18,906	$143,842	0.00%	21.59%
2003	6.26	13,445	84,129	0.00%	30.39%
2002	4.80	10,618	50,952	0.00%	(47.03%)
07/09/2001 - 12/31/2001 (3)	9.06	1,965	17,806	0.00%	(8.34%)

II
10/19/2004 - 12/31/2004 (8)	$11.33	945	$10,713	1.24%	13.33%

III
10/19/2004 - 12/31/2004 (8)	$11.27	567	$6,392	0.00%	12.70%

V
10/19/2004 - 12/31/2004 (8)	$11.44	945	$10,816	5.88%	14.43%

(1)	The ratios of investment income to average daily net assets for periods of less than one full year are annualized.

(2)	Total returns do not include deductions at the separate account or contract level for any mortality and expense risk charges, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Total returns for periods of less than one full year are not annualized.

(3)	Total returns were calculated through December 28, 2001, the last business day of the fiscal year for the Separate Account.

(4)	Prior to 01/01/2003, Main Street Core Variable Account was named Large-Cap Core Variable Account. Prior to 01/01/2002, the Variable Account was named Equity Income Variable Account.

(5)	Prior to 05/01/2001, Inflation Managed Variable Account was named Government Securities Variable Account.

(6)	Prior to 05/01/2003, Comstock Variable Account was named Strategic Value Variable Account.

(7)	Prior to 05/01/2002, Real Estate Variable Account was named REIT Variable Account.

(8)	Operations commenced during 2004 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     The Pacific Select Exec Separate Account (the “Separate Account”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2004 is comprised of thirty-five subaccounts called Variable Accounts: the Blue Chip, Aggressive Growth, Diversified Research, Short Duration Bond, I-Net TollkeeperSM (Concentrated Growth effective February 1, 2005), Financial Services, Health Sciences, Technology, Focused 30, Growth LT, Mid-Cap Value, International Value, Capital Opportunities, International Large-Cap, Equity Index, Small-Cap Index, Multi-Strategy, Main Street® Core (formerly Large-Cap Core), Emerging Markets, Inflation Managed, Managed Bond, Small-Cap Value, Money Market, High Yield Bond, Equity Income, Equity, Aggressive Equity, Large-Cap Value, Comstock (formerly Strategic Value), Real Estate, and Mid-Cap Growth Variable Accounts, and Variable Account I, Variable Account II, Variable Account III, and Variable Account V. I-Net Tollkeeper is a service mark of Goldman, Sachs & Co., and Main Street is a registered trademark of OppenheimerFunds, Inc. The assets in each of the first thirty-one Variable Accounts invest in shares of the corresponding portfolios of Pacific Select Fund and the assets in each of the last four Variable Accounts (I, II, III, and V) invest in shares of the Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation, and Business Opportunity Value Funds, respectively, which are all portfolios of M Fund, Inc. (collectively, the “Funds”). Each Portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.

     The Separate Account organized and registered with the Securities and Exchange Commission four new Variable Accounts during 2004: The Variable Accounts I, II, III, and V. Variable Accounts II, III, and V commenced operations on October 19, 2004. There were no investments in the Variable Account I as of December 31, 2004.

     The net assets of the Pacific Select Fund’s Research, Global Growth, Telecommunications and Small-Cap Equity Portfolios (the “Acquired Portfolios”), the underlying portfolios for the Research, Global Growth, Telecommunications and Small-Cap Equity Variable Accounts, were transferred to the Pacific Select Fund’s Diversified Research, International Large-Cap, Technology, and Small-Cap Index Portfolios (the “Surviving Portfolios”), respectively, in exchange for shares of the respective Surviving Portfolios (the “Reorganization”). The Reorganization took place on December 31, 2003 for all these Portfolios, except for the Reorganization between the Small-Cap Equity Portfolio and the Small-Cap Index Portfolio, which took place on April 30, 2004. In connection with the Reorganization, a total of 140 outstanding accumulation units (valued at $1,385) of the Research Variable Account were exchanged for 133 accumulation units with equal value of the Diversified Research Variable Account; a total of 2,588 outstanding accumulation units (valued at $25,124) of the Global Growth Variable Account were exchanged for 3,106 accumulation units with equal value of the International Large-Cap Variable Account; a total of 5,162 outstanding accumulation units (valued at $23,672) of the Telecommunications Variable Account were exchanged for 4,260 accumulation units with equal value of the Technology Variable Account; and a total of 24,656 outstanding accumulation units (valued at $201,921) of the Small-Cap Equity Variable Account were exchanged for 17,124 accumulation units with equal value of the Small-Cap Index Variable account.

     The Separate Account was established by Pacific Life & Annuity Company (“PL&A”), a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), on September 24, 1998 and commenced operations on August 15, 2000. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of PL&A. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by PL&A, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of PL&A.

     The Separate Account held by PL&A represents funds from individual flexible premium variable life insurance policies. The assets of the Separate Account are carried at market value.

2. SIGNIFICANT ACCOUNTING POLICIES

     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     A. Valuation of Investments

     Investments in shares of the Funds are valued at the reported net asset values of the respective portfolios. Valuation of securities held by the Funds is discussed in the notes to its financial statements.

     B. Security Transactions and Investment Income

     Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date.

     C. Federal Income Taxes

     The operations of the Separate Account will be reported on the Federal income tax return of PL&A, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by PL&A with respect to the operations of the Separate Account.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)

3. SEPARATE ACCOUNT’S COST OF INVESTMENTS IN THE FUNDS’ SHARES

     The cost of investments in the Funds’ shares are determined on an identified cost basis, which represents the amount available for investment (including reinvested distributions of net investment income and realized gains). A reconciliation of total cost and market value of the Separate Account’s investments in the Funds as of December 31, 2004, were as follows:

	Variable Accounts
	Blue	Aggressive	Diversified	Short Duration	I-Net	Financial	Health
	Chip	Growth	Research	Bond	Tollkeeper	Services	Sciences

Total cost of investments at beginning of year	$579,393	$51,542	$64,235	$196,821	$22,449	$341,649	$175,247
Add: Total net proceeds from policy transactions	346,746	34,625	212,235	93,424	48,593	185,113	100,070
Reinvested distributions from the Funds	6,162	—	1,637	5,603	—	5,203	—

Sub-Total	932,301	86,167	278,107	295,848	71,042	531,965	275,317
Less: Cost of investments disposed during the year	58,913	18,907	19,662	49,656	46,239	30,337	45,736

Total cost of investments at end of year	873,388	67,260	258,445	246,192	24,803	501,628	229,581
Add: Unrealized appreciation (depreciation)	148,787	20,345	37,932	(2,974)	8,176	119,188	57,531

Total market value of investments at end of year	$1,022,175	$87,605	$296,377	$243,218	$32,979	$620,816	$287,112

	Tech-	Focused	Growth	Mid-Cap	International	Capital	International
	nology	30	LT	Value	Value	Opportunities	Large-Cap

Total cost of investments at beginning of year	$69,863	$78,728	$245,703	$701,544	$475,694	$61,146	$289,259
Add: Total net proceeds from policy transactions	164,378	72,832	169,015	480,393	504,536	32,037	277,764
Reinvested distributions from the Funds	—	74	—	4,678	7,380	708	5,590

Sub-Total	234,241	151,634	414,718	1,186,615	987,610	93,891	572,613
Less: Cost of investments disposed during the year	39,137	33,209	112,509	155,478	627,574	10,852	79,762

Total cost of investments at end of year	195,104	118,425	302,209	1,031,137	360,036	83,039	492,851
Add: Unrealized appreciation	24,734	40,783	95,047	410,697	148,974	22,709	169,151

Total market value of investments at end of year	$219,838	$159,208	$397,256	$1,441,834	$509,010	$105,748	$662,002

	Equity	Small-Cap	Multi-	Main Street	Emerging	Inflation	Managed
	Index	Index	Strategy	Core	Markets	Managed	Bond

Total cost of investments at beginning of year	$447,392	$208,466	$183,037	$402,503	$337,681	$754,897	$716,195
Add: Total net proceeds from policy transactions	831,802	750,748	112,150	98,446	334,792	326,029	279,635
Reinvested distributions from the Funds	14,595	4,463	4,381	7,245	15,283	35,227	35,498

Sub-Total	1,293,789	963,677	299,568	508,194	687,756	1,116,153	1,031,328
Less: Cost of investments disposed during the year	518,288	302,508	76,519	32,954	56,551	503,209	82,041

Total cost of investments at end of year	775,501	661,169	223,049	475,240	631,205	612,944	949,287
Add: Unrealized appreciation	119,657	170,508	41,108	107,235	452,467	44,127	13,795

Total market value of investments at end of year	$895,158	$831,677	$264,157	$582,475	$1,083,672	$657,071	$963,082

	Small-Cap	Money	High Yield	Equity		Aggressive	Large-Cap
	Value	Market	Bond	Income	Equity	Equity	Value

Total cost of investments at beginning of year	$62,448	$3,225,125	$304,131	$57,633	$37,108	$72,438	$462,202
Add: Total net proceeds from policy transactions	113,159	2,595,769	271,458	40,366	24,452	78,390	668,648
Reinvested distributions from the Funds	5,106	11,235	29,355	1,557	429	751	12,329

Sub-Total	180,713	5,832,129	604,944	99,556	61,989	151,579	1,143,179
Less: Cost of investments disposed during the year	24,888	4,986,535	228,801	8,606	13,115	62,802	294,041

Total cost of investments at end of year	155,825	845,594	376,143	90,950	48,874	88,777	849,138
Add: Unrealized appreciation (depreciation)	35,463	(105)	32,647	21,425	8,145	35,459	171,697

Total market value of investments at end of year	$191,288	$845,489	$408,790	$112,375	$57,019	$124,236	$1,020,835

		Real	Mid-Cap
	Comstock	Estate	Growth	II (1)	III (1)	V (1)

Total cost of investments at beginning of year/period	$88,021	$462,650	$66,820	$-	$-	$-
Add: Total net proceeds from policy transactions	93,269	344,852	302,690	9,544	5,726	9,544
Reinvested distributions from the Funds	1,966	28,121	—	26	—	123

Sub-Total	183,256	835,623	369,510	9,570	5,726	9,667
Less: Cost of investments disposed during the year/period	23,987	84,178	266,559	92	55	92

Total cost of investments at end of year/period	159,269	751,445	102,951	9,478	5,671	9,575
Add: Unrealized appreciation	40,860	363,250	40,891	1,235	721	1,241

Total market value of investments at end of year/period	$200,129	$1,114,695	$143,842	$10,713	$6,392	$10,816

(1)	Operations commenced during 2004 (See Note 1 to Financial Statements).

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)

4. TRANSACTIONS IN SEPARATE ACCOUNT UNITS

     Transactions in Separate Account units for the year ended December 31, 2004, were as follows:

	Variable Accounts
	Blue	Aggressive	Diversified	Short Duration	I-Net	Financial	Health
	Chip	Growth	Research	Bond	Tollkeeper	Services	Sciences

Total units outstanding at beginning of year	85,844	7,405	7,478	19,424	6,337	40,919	21,465
Increase (decrease) in units resulting from policy transactions:
(a) Transfer of net premiums	35,788	3,284	2,851	3,572	2,121	18,046	9,333
(b) Transfers between variable accounts, net	12,545	355	17,906	3,300	(64)	770	2,336
(c) Transfers—policy charges and deductions	(10,333)	(1,378)	(2,275)	(2,403)	(1,569)	(2,946)	(4,370)
(d) Transfers—surrenders	(1,476)	(494)	(115)	(73)	—	(896)	(1,512)
(e) Transfers—other	(429)	(42)	(192)	(17)	—	(42)	(239)

Sub-Total	36,095	1,725	18,175	4,379	488	14,932	5,548

Total units outstanding at end of year	121,939	9,130	25,653	23,803	6,825	55,851	27,013

	Tech-	Focused	Growth	Mid-Cap	International	Capital	International
	nology	30	LT	Value	Value	Opportunities	Large-Cap

Total units outstanding at beginning of year	14,846	10,593	56,653	63,948	70,341	9,433	45,001
Increase (decrease) in units resulting from policy transactions:
(a) Transfer of net premiums	8,191	5,227	29,940	22,033	10,223	2,721	12,137
(b) Transfers between variable accounts, net	21,707	1,546	(8,625)	8,892	(19,826)	2,003	21,413
(c) Transfers—policy charges and deductions	(5,480)	(3,599)	(10,182)	(7,524)	(7,517)	(1,622)	(7,864)
(d) Transfers—surrenders	(991)	—	(288)	(1,191)	(468)	(307)	(1,653)
(e) Transfers—other	(103)	(25)	(301)	(172)	(266)	(30)	(28)

Sub-Total	23,324	3,149	10,544	22,038	(17,854)	2,765	24,005

Total units outstanding at end of year	38,170	13,742	67,197	85,986	52,487	12,198	69,006

	Equity	Small-Cap	Multi-	Main Street	Emerging	Inflation	Managed
	Index	Index	Strategy	Core	Markets	Managed	Bond

Total units outstanding at beginning of year	62,300	23,045	19,871	56,951	43,549	59,395	54,904
Increase (decrease) in units resulting from policy transactions:
(a) Transfer of net premiums	15,377	9,975	6,809	8,504	15,527	7,277	15,072
(b) Transfers between variable accounts, net	36,612	35,641	(18)	5,876	11,565	(16,390)	8,521
(c) Transfers—policy charges and deductions	(12,226)	(7,500)	(3,009)	(6,119)	(4,486)	(4,971)	(7,728)
(d) Transfers—surrenders	(1,305)	(658)	(128)	(212)	(177)	(202)	(48)
(e) Transfers—other	(420)	(152)	(250)	(190)	(25)	74	(536)

Sub-Total	38,038	37,306	3,404	7,859	22,404	(14,212)	15,281

Total units outstanding at end of year	100,338	60,351	23,275	64,810	65,953	45,183	70,185

	Small-Cap	Money	High Yield	Equity		Aggressive	Large-Cap
	Value	Market	Bond	Income	Equity	Equity	Value

Total units outstanding at beginning of year	5,852	296,570	28,896	6,367	6,513	12,846	56,006
Increase (decrease) in units resulting from policy transactions:
(a) Transfer of net premiums	2,506	172,546	8,920	2,079	2,191	5,113	19,606
(b) Transfers between variable accounts, net	5,352	(364,160)	2,458	1,968	901	896	29,943
(c) Transfers—policy charges and deductions	(1,034)	(26,503)	(5,812)	(1,226)	(1,069)	(3,405)	(10,379)
(d) Transfers—surrenders	(545)	(484)	(1,307)	(11)	(146)	(212)	(914)
(e) Transfers—other	(17)	(969)	(284)	1	—	(187)	(494)

Sub-Total	6,262	(219,570)	3,975	2,811	1,877	2,205	37,762

Total units outstanding at end of year	12,114	77,000	32,871	9,178	8,390	15,051	93,768

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)

	Variable Accounts
		Real	Mid-Cap
	Comstock	Estate	Growth	II (1)	III (1)	V (1)

Total units outstanding at beginning of year/period	11,878	37,134	13,445	—	—	—
Increase (decrease) in units resulting from policy transactions:
(a) Transfer of net premiums	5,055	13,613	6,288	—	—	—
(b) Transfers between variable accounts, net	5,782	5,015	6,825	954	573	954
(c) Transfers—policy charges and deductions	(2,542)	(3,423)	(6,149)	(9)	(6)	(9)
(d) Transfers—surrenders	(1,048)	(73)	(1,169)	—	—	—
(e) Transfers—other	94	(72)	(334)	—	—	—

Sub-Total	7,341	15,060	5,461	945	567	945

Total units outstanding at end of year/period	19,219	52,194	18,906	945	567	945

5. DIVIDENDS

     During 2004, the Funds declared dividends for each of the portfolios/funds in which the Separate Account invested, except for the Aggressive Growth, I-Net Tollkeeper, Health Sciences, Technology, Growth LT, Mid-Cap Growth, and Frontier Capital Appreciation Portfolios/Funds. The amount distributed to the Separate Account for its share of the dividends were reinvested in additional full and fractional shares of the related portfolios.

6. CHARGES AND EXPENSES

     With respect to variable life insurance policies funded by the Separate Account, PL&A makes certain deductions from premiums to help pay for costs of distributing the policies and to pay state and local premium taxes, any other taxes that may be imposed, and to compensate us for certain costs or lost investment opportunities resulting from our amortization and delayed recognition of certain policy expenses for federal income tax purposes. PL&A also makes certain deductions from the net assets of each Variable Account for the mortality and expense risks PL&A assumes, administrative expenses, cost of insurance, charges for optional benefits, and any withdrawal or surrender charges. The operating expenses of the Separate Account are paid by PL&A.

7. RELATED PARTY AGREEMENT

     Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.

(1)	Operations commenced during 2004 (See Note 1 to Financial Statements).

INDEPENDENT AUDITORS’ REPORT

Pacific Life & Annuity Company:

We have audited the accompanying statements of financial condition of Pacific Life & Annuity Company (the Company) as of December 31, 2004 and 2003, and the related statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Pacific Life & Annuity Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, CA
March 10, 2005

PLA-1

Pacific Life & Annuity Company

STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2004	2003

	(In Thousands)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$847,639	$721,691
Equity securities available for sale, at estimated fair value	9,166	3,487
Trading securities, at estimated fair value		13,159
Mortgage loans	56,813	55,042
Policy loans	1,447	1,348
Other investments	68,141	69,744

TOTAL INVESTMENTS	983,206	864,471
Cash and cash equivalents	39,836	125,051
Deferred policy acquisition costs	27,884	21,023
Premiums receivable	19,179	16,003
Accrued investment income	9,002	8,444
Other assets	10,677	17,800
Separate account assets	345,099	166,677

TOTAL ASSETS	$1,434,883	$1,219,469

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Future policy benefits	$354,472	$294,379
Policyholder account balances	159,301	166,391
Group insurance segment liabilities (Note 3)	176,533	246,779
Other liabilities	19,533	6,350
Separate account liabilities	345,099	166,677

TOTAL LIABILITIES	1,054,938	880,576

Commitments and contingencies (Note 13)
Stockholder’s Equity:
Common stock — $1 par value; 5 million shares authorized; 2.9 million shares issued and outstanding	2,900	2,900
Paid-in capital	134,474	134,552
Retained earnings	204,224	174,620
Accumulated other comprehensive income	38,347	26,821

TOTAL STOCKHOLDER’S EQUITY	379,945	338,893

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$1,434,883	$1,219,469

See Notes to Financial Statements

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Pacific Life & Annuity Company

STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2004	2003	2002

	(In Thousands)
REVENUES
Insurance premiums	$65,096	$92,631	$132,657
Policy fees	8,669	4,795	2,391
Net investment income	35,762	37,886	10,769
Net realized investment loss	(1,598)	(12,995)	(2,739)
Other income	1,986	637	64

TOTAL REVENUES	109,915	122,954	143,142

BENEFITS AND EXPENSES
Policy benefits paid or provided	84,900	106,868	139,023
Interest credited to policyholder account balances	6,221	5,477	3,655
Commission expenses	7,721	4,628	3,565
Operating expenses	12,507	16,915	9,905

TOTAL BENEFITS AND EXPENSES	111,349	133,888	156,148

LOSS FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES (BENEFIT)	(1,434)	(10,934)	(13,006)
Provision for income taxes (benefit)	272	(5,400)	(5,698)

LOSS FROM CONTINUING OPERATIONS	(1,706)	(5,534)	(7,308)
Income from discontinued operations, net of income taxes (Note 3)	31,310	20,004	28,677

NET INCOME	$29,604	$14,470	$21,369

See Notes to Financial Statements

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Pacific Life & Annuity Company

STATEMENTS OF STOCKHOLDER’S EQUITY

				Accumulated Other
	Common	Paid-in	Retained	Comprehensive
	Stock	Capital	Earnings	Income	Total

	(In Thousands)
BALANCES, JANUARY 1, 2002	$2,900	$134,716	$138,781	$4,516	$280,913
Comprehensive income:
Net income			21,369		21,369
Unrealized gain on derivatives and securities available for sale, net				13,205	13,205

Total comprehensive income					34,574

BALANCES, DECEMBER 31, 2002	2,900	134,716	160,150	17,721	315,487
Comprehensive income:
Net income			14,470		14,470
Unrealized gain on derivatives and securities available for sale, net				9,100	9,100

Total comprehensive income					23,570
Other equity adjustments		(164)			(164)

BALANCES, DECEMBER 31, 2003	2,900	134,552	174,620	26,821	338,893
Comprehensive income:
Net income			29,604		29,604
Unrealized gain on derivatives and securities available for sale, net				11,526	11,526

Total comprehensive income					41,130
Other equity adjustments		(78)			(78)

BALANCES, DECEMBER 31, 2004	$2,900	$134,474	$204,224	$38,347	$379,945

See Notes to Financial Statements

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Pacific Life & Annuity Company

STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2004	2003	2002

	(In Thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss excluding discontinued operations	($1,706)	($5,534)	($7,308)
Adjustments to reconcile net loss excluding discontinued operations to net cash provided by operating activities:
Amortization on fixed maturity securities	(1,582)	(3,596)	(3,868)
Depreciation and other amortization	156	229	170
Deferred income taxes	6,373	(3,131)	(485)
Net realized investment loss	1,598	12,995	2,739
Net change in deferred policy acquisition costs	(6,834)	(13,870)	(5,429)
Interest credited to policyholder account balances	6,221	5,477	3,655
Change in trading securities	13,159	42,840	6,687
Change in premiums receivable	(3,176)	8,157	(2,403)
Change in accrued investment income	(558)	(999)	(1,109)
Change in future policy benefits	60,093	91,259	132,568
Change in other assets and liabilities	1,342	1,132	(2,965)

NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	75,086	134,959	122,252
Net cash provided by (used in) operating activities of discontinued operations (Note 3)	(33,590)	(9,272)	54,972

NET CASH PROVIDED BY OPERATING ACTIVITIES	41,496	125,687	177,224

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(183,979)	(313,916)	(188,357)
Sales	39,531	39,713	2,320
Maturities and repayments	39,712	82,575	37,771
Repayments of mortgage loans	12,935	1,400	369
Purchases of mortgage loans	(14,546)	(43,175)
Change in policy loans	(99)	(440)	(863)
Other investing activity, net	(6,954)	(1,911)	5,309

NET CASH USED IN INVESTING ACTIVITIES	(113,400)	(235,754)	(143,451)

(Continued)
See Notes to Financial Statements

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Pacific Life & Annuity Company

STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(Continued)	2004	2003	2002

	(In Thousands)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$34,742	$114,162	$19,690
Withdrawals	(48,053)	(20,001)	(20,900)

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(13,311)	94,161	(1,210)

Net change in cash and cash equivalents	(85,215)	(15,906)	32,563
Cash and cash equivalents, beginning of year	125,051	140,957	108,394

CASH AND CASH EQUIVALENTS, END OF YEAR	$39,836	$125,051	$140,957

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid (received)	($4,134)	$18,424	$15,297

See Notes to Financial Statements

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Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life & Annuity Company (PL&A) is a stock life insurance company domiciled in the State of Arizona and a wholly owned subsidiary of Pacific Life Insurance Company (Pacific Life). PL&A markets and distributes variable universal life insurance, structured settlement annuities, guaranteed interest contracts (GICs), and variable annuities. PL&A is licensed to sell certain of its products in the state of New York. In 2000, PL&A began selling variable universal life insurance and institutional products and services. Variable annuity products and term insurance were sold beginning in 2002 and 2003, respectively.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). PL&A prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of Arizona (AZ DOI). These financial statements materially differ from those filed with regulatory authorities (Note 2).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining liabilities for future policy benefits, investment valuation, including other than temporary impairments, derivative valuation and deferred policy acquisition costs (DAC). Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to the 2004 financial statement presentation.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2004, PL&A adopted Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 03-1, Accounting and Reporting by Insurance Enterprises for Certain Non Traditional Long-Duration Contracts and for Separate Accounts. SOP 03-1 addresses 1) separate account presentation; 2) accounting for an insurance company’s proportionate interest in separate accounts; 3) transfers of assets from the general account to a separate account; 4) valuation of certain insurance liabilities and policy features such as guaranteed minimum death benefits (GMDB) and annuitization benefits; and 5) accounting for sales inducements. In September 2004, the AICPA subsequently issued a Technical Practice Aid (TPA), which contains interpretive guidance on applying certain provisions of SOP 03-1. The interpretive guidance has been incorporated into the adoption of SOP 03-1. Adoption of SOP 03-1 did not have a material impact on PL&A’s financial statements.

Separate account assets and liabilities represent funds segregated for the benefit of certain contract holders who bear the investment risk. PL&A’s current accounting is consistent with the provisions of SOP 03-1 relating to separate account reporting. For example, separate account assets and liabilities are equal and reported at fair value and PL&A does not have any current investments in separate accounts. Also, policyholder deposits and withdrawals, investment income and related realized investment gains and losses are excluded from the amounts reported in the statements of operations, and fees charged on contract holder deposits and balances are included in revenues as policy fees and investment advisory fees. The adoption of these provisions of SOP 03-1 did not impact PL&A’s financial statements.

In March 2004, the Emerging Issues Task Force (EITF) reached consensus on Issue No. 03-16, Accounting for Investments in Limited Liability Companies. EITF Issue No. 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a non-controlling investment should be accounted for using the cost method or the equity method of

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accounting. Adoption of EITF Issue No. 03-16, which was effective in the third quarter of 2004, did not have a material impact on PL&A’s financial statements.

On June 18, 2004, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) Financial Accounting Standard (FAS) 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability. The implementation of SOP 03-1 has raised questions in practice regarding the interpretation of Statement of Financial Accounting Standard (SFAS) No. 97, concerning when it is appropriate to recognize an unearned revenue reserve. FSP FAS 97-1 became effective for financial statements in the third quarter of 2004. PL&A’s current method of establishing an unearned revenue reserve is in compliance with the requirements of FSP FAS 97-1 and adoption had no impact on PL&A’s financial statements.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

In November 2003, the FASB Task Force reached a partial consensus under EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. This EITF required certain quantitative and qualitative disclosures for securities accounted for under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, which are impaired at the statement of financial condition date but for which an other than temporary impairment has not been recognized. The portions of this EITF on which consensus was reached were effective for financial statements for fiscal years ending after December 15, 2003. Effective December 31, 2003, the required disclosures were included in the notes to financial statements. The portions of this EITF on which consensus was not reached are not yet final. EITF Issue No. 03-1 provides more specific guidelines related to SFAS No. 115 regarding when impairments need to be recognized through the statement of operations, as well as on the statement of financial condition. EITF Issue No. 03-1 addresses whether a change in the interpretation of temporary impairments due to interest rate and credit spread moves is appropriate. Under EITF Issue No. 03-1, companies that do not have the ability and intent to hold an asset with unrealized losses until recovery of fair value would be required to impair the asset. Impaired losses would flow through net income and accretion on the impaired assets would be recognized in investment income in later periods. Currently, the FASB is considering whether a materiality threshold for recognizing impairment may be appropriate. The effective date for EITF Issue No. 03-1 has been delayed until this determination is made. PL&A is monitoring the FASB discussions relating to the recognition of investment impairment and currently is unable to determine the impact of EITF Issue No. 03-1 on its financial statements.

In January 2003, the FASB issued FASB Interpretation No. 46, Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN 46). FIN 46 addresses whether certain types of entities, referred to as variable interest entities (VIE), should be consolidated in PL&A’s financial statements. A VIE is an entity in which the equity investors lack certain essential characteristics of a controlling financial interest or that lacks sufficient equity to finance its own activities without financial support provided by other entities. A company is considered the primary beneficiary and must consolidate a VIE if it has a variable interest that will absorb a majority of the expected losses if they occur, receive a majority of the entity’s expected returns, or both. In December 2003, the FASB issued FIN 46 (revised December 2003), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN 46R). FIN 46R replaced FIN 46 to clarify and revise a number of key elements of FIN 46, including the definition of VIE and the treatment of fees paid to decision makers. The provisions of FIN 46R are to be applied immediately to VIEs created after December 31, 2003. The consolidation requirements for PL&A’s VIEs created prior to December 31, 2003, will apply in the fiscal year beginning January 1, 2005. The adoption of FIN 46R is not anticipated to have a material impact on PL&A’s financial statements.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to DAC, recorded as a component of other comprehensive income (OCI). For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, PL&A recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the

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acquisition of the securities. These adjustments are reflected in net investment income. Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment loss.

Investment income consists primarily of interest and dividends, net investment income from partnership interests and income from certain derivative transactions. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Accrual of income is suspended for fixed maturity securities when receipt of interest payments is in doubt.

The estimated fair value of fixed maturity and equity securities is generally obtained from independent pricing services. For fixed maturity securities not able to be priced by independent services (generally private placement and low volume traded securities), an internally developed matrix is used. The matrix utilizes the fair market yield curves, provided by a major independent data service, which determines the discount yield based upon the security’s weighted-average life, rating, and liquidity spread. The estimated fair value of the security is calculated as the present value of the estimated cash flows discounted at the yield determined above. For those securities not priced externally or by the matrix, the estimated fair value is internally determined, utilizing various techniques in valuing complex investments with variable cash flows.

The following table identifies the estimated fair value of fixed maturity securities by pricing sources.

	December 31, 2004		December 31, 2003
	Fixed Maturities	% of Total	Fixed Maturities	% of Total
	at Estimated	Estimated	at Estimated	Estimated
	Fair Value	Fair Value	Fair Value	Fair Value

	(In Thousands)
Independent market quotations	$639,667	75.5%	$495,811	68.7%
Broker quotations	86,956	10.3%	102,205	14.2%
Matrix-priced	73,260	8.6%	94,465	13.1%
Other methods	47,756	5.6%	29,210	4.0%

	$847,639	100.0%	$721,691	100.0%

The matrix-priced securities primarily consist of private placements and have an average duration of seven and six years as of December 31, 2004 and 2003, respectively.

PL&A assesses whether other than temporary impairments have occurred based upon PL&A’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value. All securities with a gross unrealized loss at the statement of financial condition date are subjected to PL&A’s process for identifying other than temporary impairments with additional focus on securities with unrealized losses greater than 20% of net carrying amount. PL&A considers a wide range of factors, as described below, about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in PL&A’s evaluation of each security are assumptions and estimates about the operations of the issuer and its future earnings potential.

Considerations used by PL&A in the impairment evaluation process include, but are not limited to, the following:

•	The duration and extent that the estimated fair value has been below net carrying amount

•	Industry factors or conditions related to a geographic area that are negatively affecting the security

•	Underlying valuation of assets specifically pledged to support the credit

•	Past due interest or principal payments or other violation of covenants

•	Deterioration of the overall financial condition of the specific issuer

•	Downgrades by a rating agency

•	Ability and intent to hold the investment for a period of time to allow for a recovery of value

•	Fundamental analysis of the liquidity and financial condition of the specific issuer

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Also, PL&A estimates the cash flows over the life of certain purchased beneficial interests in securitized financial assets. Based upon current information and events, if the estimated fair value of its beneficial interests is less than or equal to its net carrying amount and if there has been an adverse change in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other than temporary impairment is recognized.

Securities and purchased beneficial interests that are deemed to be other than temporarily impaired are written down to estimated fair value in the period the securities or purchased beneficial interest are deemed to be impaired.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment loss. PL&A includes other than temporary impairment write-downs in net realized investment loss.

Mortgage loans, net of valuation allowances and write-downs, and policy loans are stated at unpaid principal balances.

Other investments primarily consist of partnership and joint venture interests and derivative instruments. Partnership and joint venture interests where PL&A does not have a controlling interest or a majority ownership are recorded under the cost or equity method of accounting depending on the equity ownership position.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and is recognized in earnings when the hedged item affects earnings. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment loss. Estimated fair value exposure is calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received, in accordance with legally enforceable counterparty master netting agreements. If the estimated fair value exposure to the counterparty is positive, the amount is reflected in other assets whereas, if the estimated fair value exposure to the counterparty is negative, the estimated fair value is included in other liabilities.

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment loss on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item. Upon termination of a fair value hedging relationship, the accumulated cost basis adjustment to the hedged item is amortized into net investment income or interest credited to policyholder account balances over its remaining life.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with an original maturity of three months or less.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset commonly referred to as DAC. As of December 31, 2004 and 2003, the carrying value of DAC was $27.9 million and $21.0 million, respectively.

For variable universal life, variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins and surrender charges over the estimated lives of the contracts. DAC related to term insurance policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is amortized directly to equity through OCI.

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Regular evaluations of EGPs are made to determine if actual experience or other evidence suggests that modeling assumptions should be revised. Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, interest spreads and mortality margins. Of these assumptions, PL&A anticipates that investment returns are most likely to impact the rate of DAC amortization for variable annuities. For life insurance, deviations in any of the significant assumptions may impact DAC amortization. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization.

A change in the assumptions utilized to develop EGPs, commonly referred to as unlocking, results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. Revisions to the assumptions could also result in an impairment of DAC and a charge to expense if the present value of EGPs is less than the outstanding DAC balance as of the valuation date. All critical assumptions utilized to develop EGPs are routinely evaluated and necessary revisions are made to future EGPs to the extent that actual or anticipated experience indicates such a prospective change.

Components of DAC are as follows:

	Years Ended December 31,
	2004	2003	2002

	(In Thousands)
Balance, January 1	$21,023	$6,795	$1,366

Additions:
Capitalized during the year	11,697	15,110	5,488

Amortization:
Allocated to commission expenses	(3,469)	(817)	(44)
Allocated to operating expenses	(1,394)	(423)	(15)

Total amortization	(4,863)	(1,240)	(59)

Allocated to OCI net unrealized gains	27	358

Balance, December 31	$27,884	$21,023	$6,795

FUTURE POLICY BENEFITS

Structured settlement annuity reserves are based on the present value of benefits and expenses using pricing assumptions. Interest rate assumptions ranged from 3.01% to 7.73%.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on variable universal life and investment-type contracts, such as fixed account liabilities and GICs, are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments. Interest credited to these contracts primarily ranged from 5.48% to 6.95%.

REVENUES, BENEFITS AND EXPENSES

Insurance premiums, annuity contracts with life contingencies and term insurance contracts, are recognized as revenue when due. Benefits and expenses are matched against such revenues to recognize profits over the lives of the

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contracts. This matching is accomplished by providing for reserves and liabilities for future policy benefits, expenses of contract administration and the amortization of DAC.

Receipts for variable universal life and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities, and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period. The timing of policy fee revenue recognition is determined based on the nature of the fees. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in revenue over the periods benefited. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

REINSURANCE

PL&A has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality and morbidity risks. To the extent that the assuming companies become unable to meet their obligations under these agreements, PL&A remains contingently liable. Amounts receivable from reinsurers for reinsurance of future policy benefits and unpaid losses are included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with and under the control of PL&A.

DEPRECIATION AND AMORTIZATION

Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 10 years. Depreciation and amortization of certain other assets are included in operating expenses.

INCOME TAXES

PL&A is taxed as a life insurance company for Federal income tax purposes and is included in the consolidated Federal income tax return of its ultimate parent, Pacific Mutual Holding Company. PL&A is allocated tax expense or benefit based principally on the effect of including its operations in the consolidated return. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

SEPARATE ACCOUNTS

Separate accounts include variable annuity and life contracts. Separate account assets and liabilities are recorded at estimated fair value and represent legally segregated contract holder funds. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the statements of operations or cash flows. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 4, 5 and 7, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts PL&A could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

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2.	STATUTORY RESULTS

PL&A prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the AZ DOI, which is a comprehensive basis of accounting other than U.S. GAAP. The following are reconciliations of statutory capital and surplus, and statutory net income for PL&A as compared to the amounts reported as stockholder’s equity and net income included on the accompanying financial statements prepared in accordance with U.S. GAAP:

	December 31,
	2004	2003

	(In Thousands)
Statutory capital and surplus	$308,126	$271,882
Accumulated other comprehensive income	38,347	26,821
DAC	27,884	21,023
Asset valuation reserve	7,342	81
Non-admitted assets	7,124	18,853
Interest maintenance reserve	5,689	7,438
Statutory net unrealized losses	989	1,544
Deferred income taxes	(67)	(3,432)
Insurance and annuity reserves	(10,498)	(3,666)
Other	(4,991)	(1,651)

Stockholder’s equity as reported herein	$379,945	$338,893

	Years Ended December 31,
	2004	2003	2002

	(In Thousands)
Statutory net income	$34,653	$1,165	$22,477
Partnerships and joint ventures	8,038	(2,150)	(4,624)
DAC	6,834	13,870	5,429
Derivatives	220	(1,326)	(700)
Change in fair value of trading securities	(533)	62	815
Interest maintenance reserve	(1,749)	1,114	(69)
Insurance and annuity reserves	(7,696)	(5,782)	(283)
Deferred income taxes	(10,930)	6,623	(703)
Other	767	894	(973)

Net income as reported herein	$29,604	$14,470	$21,369

RISK-BASED CAPITAL

Risk-based capital is a method developed by the National Association of Insurance Commissioners to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2004 and 2003, PL&A exceeded the minimum risk-based capital requirements.

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DIVIDEND RESTRICTIONS

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2004 statutory results, PL&A could pay $30.5 million in dividends in 2005 without prior regulatory approval. No dividends were paid during 2004, 2003 and 2002.

3.	DISCONTINUED OPERATIONS

On November 29, 2004, PL&A and Pacific Life signed a definitive agreement (Agreement) to sell their group insurance segment business to PacifiCare Health Systems, Inc. (PacifiCare). The proposed transaction is structured as a coinsurance arrangement that is expected to close in early 2005, contingent upon certain closing conditions, including required regulatory approvals. After the transaction closes, PL&A and Pacific Life will cede to PacifiCare future premiums received for their existing group insurance segment business and PacifiCare will assume future claim liabilities. Group insurance segment liabilities as of the closing date will not be reinsured. PacifiCare will also obtain renewal rights for the existing business as of the closing date.

Operating results of discontinued operations, relating to the group insurance segment, were as follows:

	Years Ended December 31,
	2004	2003	2002

	(In Thousands)
Revenues	$757,856	$935,903	$902,089
Benefits and expenses	709,416	905,636	857,939

Income from discontinued operations	48,440	30,267	44,150
Provision for income taxes	17,130	10,263	15,473

Income from discontinued operations, net of tax	$31,310	$20,004	$28,677

Fixed assets related to discontinued operations, which will transfer to PacifiCare, were $6.3 million and $6.2 million as of December 31, 2004 and 2003, respectively.

Although the purchase price is contingent upon certain factors, as defined in the Agreement, PL&A and Pacific Life do not anticipate incurring a net loss as a result of this transaction. Following the transaction, PL&A will continue to operate and develop its other businesses, which are described in Note 11.

The group insurance business segment primarily offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is primarily distributed through a network of sales offices and the stop loss insurance is distributed through a network of third-party administrators.

Group insurance segment liabilities consist of future policy benefits, such as reserves for group health and group life, of $128.0 million and $192.0 million, and other liabilities of $48.5 million and $54.8 million as of December 31, 2004 and 2003, respectively.

Reserves for group health contracts are based on actual experience and morbidity assumptions. Liabilities for unpaid claims and claim expenses for group health contracts include estimates of claims that have been reported but not settled and estimates of claims incurred but not reported, based on PL&A’s historical claims development patterns and other actuarial assumptions.

Group life insurance reserves, including premium waivers, are based on various tabular methods and actual loss experience. Disabled life reserves are determined using various tabular reserve methods. Interest rate assumptions ranged from 4.5% to 6.0% for 2004, 2003 and 2002.

PLA-14

4.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. PL&A also estimates certain fair values based on interest rates, credit quality and average maturity utilizing matrix pricing and other modeling techniques.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Thousands)
As of December 31, 2004:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$18,319	$1,050	$26	$19,343
Obligations of states and political subdivisions	50,149	650	1,247	49,552
Foreign governments	38,228	1,592	158	39,662
Corporate securities	518,048	47,115	2,391	562,772
Mortgage-backed and asset-backed securities	170,877	2,782	1,890	171,769
Redeemable preferred stock	4,001	540		4,541

Total fixed maturity securities	$799,622	$53,729	$5,712	$847,639

Total equity securities	$3,372	$5,830	$36	$9,166

As of December 31, 2003:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$17,705	$263	$5	$17,963
Obligations of states and political subdivisions	51,951	606	2,006	50,551
Foreign governments	3,179	261		3,440
Corporate securities	528,076	41,067	4,933	564,210
Mortgage-backed and asset-backed securities	85,437	1,007	1,017	85,427
Redeemable preferred stock	100			100

Total fixed maturity securities	$686,448	$43,204	$7,961	$721,691

Total equity securities	$3,043	$499	$55	$3,487

PLA-15

     The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2004, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Thousands)
Due in one year or less	$44,231	$1,066	$165	$45,132
Due after one year through five years	222,373	5,665	1,530	226,508
Due after five years through ten years	63,389	5,938	47	69,280
Due after ten years	298,752	38,278	2,080	334,950

	628,745	50,947	3,822	675,870
Mortgage and asset-backed securities	170,877	2,782	1,890	171,769

Total	$799,622	$53,729	$5,712	$847,639

PLA-16

     The following tables present the number of investments, and the estimated fair value and gross unrealized losses for fixed maturity and equity securities, excluding securities accounted for under EITF Issue No. 99-20, Recognition of Interest Income and Impairment on
     Purchased and Retained Beneficial Interests in Securitized Financial Assets, where the estimated fair value had declined and remained below the net carrying amount.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses

		(In Thousands)
As of December 31, 2004
U.S. Treasury securities and obligations of U.S. government authorities and agencies	4	$1,630	($25)
Obligations of states and political subdivisions	5	29,547	(1,248)
Foreign governments	1	2,070	(158)
Corporate securities	89	122,295	(2,391)
Mortgage-backed securities	10	73,699	(1,696)

Total fixed maturity securities	109	229,241	(5,518)
Total equity securities	11	6,510	(1,366)

Total	120	$235,751	($6,884)

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses

		(In Thousands)			(In Thousands)
As of December 31, 2004
U.S. Treasury securities and obligations of U.S. government authorities and agencies	3	$839	($15)	1	$791	($10)
Obligations of states and political subdivisions	3	10,319	(351)	2	19,228	(897)
Foreign governments	1	2,070	(158)
Corporate securities	79	66,689	(666)	10	55,606	(1,725)
Mortgage-backed securities	5	39,549	(683)	5	34,150	(1,013)

Total fixed maturity securities	91	119,466	(1,873)	18	109,775	(3,645)
Total equity securities	2	1,049	(2)	9	5,461	(1,364)

Total	93	$120,515	($1,875)	27	$115,236	($5,009)

PLA-17

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses

		(In Thousands)
As of December 31, 2003:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	2	$685	($4)
Obligations of states and political subdivisions	6	32,289	(2,006)
Corporate securities	92	115,766	(4,933)

Total fixed maturity securities	100	148,740	(6,943)
Total equity securities	14	5,752	(2,080)

Total	114	$154,492	($9,023)

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses

		(In Thousands)			(In Thousands)
As of December 31, 2003:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	2	$685	($4)
Obligations of states and political subdivisions	6	32,289	(2,006)
Corporate securities	91	110,966	(4,741)	1	$4,800	($192)

Total fixed maturity securities	99	143,940	(6,751)	1	4,800	(192)
Total equity securities	3	527	(36)	11	5,225	(2,044)

Total	102	$144,467	($6,787)	12	$10,025	($2,236)

PL&A has evaluated the temporarily impaired securities determining that PL&A has the ability and intent to hold the securities until recovery.

PLA-18

Major categories of investment income and related investment expenses are summarized as follows:

	Years Ended December 31,
	2004	2003	2002

	(In Thousands)
Fixed maturity securities	$22,411	$32,081	$8,500
Equity securities	22	102	108
Trading securities	112	1,737	2,818
Mortgage loans	1,949	1,091
Cash equivalents	50	1,117	2,483
Other	11,401	2,719	(1,799)

Gross investment income	35,945	38,847	12,110
Investment expense	183	961	1,341

Net investment income	$35,762	$37,886	$10,769

     Net investment income includes prepayment fees on fixed maturity securities and mortgage loans of zero, $11.8 million and zero as of
     December 31, 2004, 2003 and 2002, respectively.

     The components of net realized investment loss are as follows:

	Years Ended December 31,
	2004	2003	2002

	(In Thousands)
Fixed maturity securities
Gross gains on sales	$74	$350
Other than temporary impairments	(1,684)	(13,468)	($1,933)
Other		80

Subtotal	(1,610)	(13,038)	(1,933)

Equity securities
Gross gains on sales	139	983
Gross losses on sales	(95)
Other than temporary impairments	(505)	(1,360)	(1,854)
Other		61

Subtotal	(461)	(316)	(1,854)

Derivatives	836	(521)	(533)
Other investments	(363)	880	1,581

Total	($1,598)	($12,995)	($2,739)

PLA-19

The change in unrealized gain (loss) on investments in available for sale and trading securities is as follows:

	December 31,
	2004	2003	2002

	(In Thousands)
Available for sale securities:
Fixed maturity	$12,774	$11,088	$17,577
Equity	5,350	61	176

Total	$18,124	$11,149	$17,753

Trading securities	($533)	$62	$815

The cumulative unrealized gains on trading securities held as of December 31, 2004 and 2003 was zero and $0.5 million, respectively.

Fixed maturity securities, which have been non-income producing for the twelve months preceding December 31, 2004 and 2003, totaled $2.7 million and zero, respectively.

As of December 31, 2004 and 2003, investments in fixed maturity securities of $6.6 million and $6.8 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements. One security, a senior secured investment in the utilities industry, exceeds 10% of stockholder’s equity as of December 31, 2004. Two securities exceed 10% of stockholder’s equity as of December 31, 2003, which include one senior secured investment in the utilities industry and one investment in a senior tranche of a commercial mortgage-backed security.

Mortgage loans on real estate are collateralized by properties primarily located throughout the U.S. As of December 31, 2004, approximately 54% and 26% of the collateral properties were located in Texas and California, respectively.

5.	DERIVATIVES AND HEDGING ACTIVITIES

PL&A utilizes derivative instruments to reduce its exposure to interest rate risk, foreign currency risk, and credit risk. The derivative financial instruments utilized by PL&A include interest rate swaps, credit default swaps and exchange traded futures contracts.

PL&A applies hedge accounting by designating derivative instruments as cash flow hedges on the date it enters into a derivative contract. PL&A formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, PL&A specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. PL&A formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. In certain circumstances, hedge effectiveness is assumed because the derivative instruments were constructed such that all critical terms of the derivative exactly match the hedged risk in the hedged item.

PLA-20

The following table is a reconciliation of the notional amount by derivative type and hedging strategy:

	December 31,			December 31,
	2003	Additions	Terminations	2004

	(In Thousands)
Cash flow hedges:
Interest rate swaps	$3,000	$5,000		$8,000
Interest rate futures	37,500	52,600	$90,100

	40,500	57,600	90,100	8,000

Derivatives not designated as hedging instruments:
Variable annuity riders	89,700	106,001		195,701
Credit default swaps	22,000		9,000	13,000
Other	27	434	461

	111,727	106,435	9,461	208,701

Total	$152,227	$164,035	$99,561	$216,701

The following table is a summary of estimated fair value by derivative type and hedging strategy:

	December 31,
	2004	2003

	(In Thousands)
Cash flow hedges:
Interest rate swaps	$102	$181

Derivatives not designated as hedging instruments:
Variable annuity riders	752
Credit default swaps	(286)	294

	466	294

Total	$568	$475

Although the notional amounts of derivatives do not represent amounts that must be paid or received in the future (or in the case of currency swaps represent an obligation to pay one currency and receive another), such amounts do provide an indication of their potential sensitivity to interest rates or currencies, as applicable. The market sensitivity of a derivative would approach that of a cash instrument having a face amount equal to the derivative’s notional amount.

CASH FLOW HEDGES

PL&A primarily uses interest rate swaps and interest rate futures contracts to manage its exposure to variability in cash flows due to changes in the benchmark interest rate. These cash flows include those associated with existing assets as well as the forecasted interest cash flows related to anticipated investment purchases. Such anticipated investment purchases are considered probable to occur and are generally completed within 180 days of the inception of the hedge.

Interest rate swap agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

PLA-21

Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as PL&A intends to close out open positions prior to expiration.

PL&A has not discontinued any cash flow hedges of anticipated transactions. PL&A did not record any ineffectiveness for cash flow hedges during the years ended December 31, 2004, 2003, and 2002. Over the next 12 months, PL&A anticipates that $0.2 million of deferred gains on derivative instruments in accumulated OCI will be reclassified to earnings. For the year ended December 31, 2004, none of PL&A’s hedged forecasted transactions were determined to be probable of not occurring. No component of the hedging instrument’s estimated fair value is excluded from the determination of effectiveness.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

PL&A issues certain insurance policies that are considered to have embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

PL&A offers a rider on certain variable annuity contracts that guarantees net principal over a ten year holding period. In addition, PL&A offers a rider on certain variable annuity contracts that guarantees a minimum withdrawal benefit over a 14 year period subject to certain restrictions. These embedded derivatives are recorded on the statements of financial condition in future policy benefits at estimated fair value, with changes in their estimated fair value recorded in net realized investment loss.

PL&A also enters into credit default swaps without designating the derivatives as hedging instruments to economically reduce the exposure to credit risk in underlying securities for changes in the underlying security’s fair value attributable to changes in the obligor’s creditworthiness. These agreements involve the payment of fixed amounts at specific intervals in exchange for the protection from potential credit events associated with the underlying security.

CREDIT EXPOSURE

In accordance with legally enforceable counterparty master agreements, credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value net of collateral received, if any. PL&A attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, each counterparty is extensively reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the credit exposure for PL&A from derivative contracts is with investment grade counterparties. PL&A has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

Because exchange traded futures and options are transacted through a regulated exchange, and positions are marked to market and settled on a daily basis, PL&A has little exposure to credit related losses in the event of nonperformance by counterparties to such financial instruments. PL&A is required to pledge collateral for any futures contracts that are entered into. The amount of collateral that is required is determined by the exchange on which it is traded. PL&A currently pledges cash and U.S. Treasury Bills to satisfy this collateral requirement.

As of December 31, 2004, PL&A has a notional amount of $6 million and credit exposure of $60 thousand to an A-rated counterparty.

PLA-22

6.	POLICYHOLDER LIABILITIES

FUTURE POLICY BENEFITS

Future policy benefits, primarily comprised of structured settlement annuity reserves, were $354.5 million and $294.4 million as of December 31, 2004 and 2003, respectively.

POLICYHOLDER ACCOUNT BALANCES

The detail of the liability of policyholder account balances is as follows:

	December 31,
	2004	2003

	(In Thousands)
Fixed account liabilities	$130,917	$117,998
GICs	22,817	45,353
Variable universal life	5,567	3,040

Total	$159,301	$166,391

7.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount and estimated fair value of PL&A’s financial instruments are as follows:

	December 31, 2004		December 31, 2003
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value

	(In Thousands)
Assets:
Fixed maturity and equity securities (Note 4)	$856,805	$856,805	$725,178	$725,178
Trading securities			13,159	13,159
Mortgage loans	56,813	57,748	55,042	55,153
Policy loans	1,447	1,447	1,348	1,348
Other invested assets	9,065	8,806	10,072	8,320
Derivative instruments (Note 5)	60	60	475	475
Cash and cash equivalents	39,836	39,836	125,051	125,051
Liabilities:
Fixed account liabilities	130,917	130,917	117,998	117,998
GICs	22,817	22,817	45,353	45,353
Derivative instruments (Note 5)	(508)	(508)

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2004 and 2003:

TRADING SECURITIES

The estimated fair value of trading securities is based on quoted market prices.

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a market rate that is applicable to the yield, credit quality and average maturity of the composite portfolio.

PLA-23

POLICY LOANS

The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

OTHER INVESTED ASSETS

The estimated fair value of the other invested assets is based on the ownership percentage of the underlying equity of the private equity investment.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value based on market quotations or internally established valuations consistent with external valuation models.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

FIXED ACCOUNT LIABILITIES

The estimated fair value of fixed account liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

GUARANTEED INTEREST CONTRACTS

The fair value of GICs is estimated using the rates currently offered for deposits with similar remaining maturities.

8.	COMPREHENSIVE INCOME

PL&A displays comprehensive income and its components on the accompanying statements of stockholder’s equity. OCI is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of OCI and related taxes is as follows:

	Years Ended December 31,
	2004	2003	2002

	(In Thousands)
Gross holding gain (loss):
Holding gain (loss) on securities available for sale	$20,210	($4,751)	$11,518
Holding gain (loss) on derivatives	(321)	1,626	3,609
Income (taxes) benefit	(6,961)	1,084	(5,344)
Reclassification adjustment:
Realized loss on sale of securities available for sale	2,072	14,506	3,787
Realized (gain) loss on derivatives	192	(151)	(55)
Benefit for income tax	(792)	(4,982)	(1,318)
Net unrealized gain (loss) on discontinued operations, net of tax	(2,891)	1,535	1,008
Allocation of holding loss to DAC	27	358
Benefit for income tax	(10)	(125)

Total	$11,526	$9,100	$13,205

PLA-24

9.	EMPLOYEE BENEFIT PLANS

PL&A permits eligible employees to participate in a defined benefit pension plan provided by Pacific Life. Pacific Life allocates amounts to PL&A based on a percentage of salaries. PL&A’s share of net expense was $2.2 million, $2.0 million and $1.6 million for the years ended December 31, 2004, 2003 and 2002, respectively.

PL&A permits certain employees to defer a portion of cash compensation under a deferred compensation plan provided by Pacific Life. PL&A’s expense for this plan amounted to $0.3 million, $0.3 million and $0.5 million, for the years ended December 31, 2004, 2003 and 2002, respectively.

PL&A participates in a defined benefit health care plan and a defined benefit life insurance plan (the Plans) provided by Pacific Life. The Plans provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions, which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time.

PL&A permits eligible employees to participate in a defined contribution plan provided by Pacific Life. Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees. Pacific Life’s RISP matches 75% of each employee’s contribution, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). The ESOP provides shares of Pacific LifeCorp common stock, Pacific Life’s immediate parent, to eligible employees. PL&A’s share of net expense was $1.6 million, $1.7 million and $2.1 million for the years ended December 31, 2004, 2003 and 2002, respectively.

10.	INCOME TAXES

The provision for income taxes (benefit) is as follows:

	Years Ended December 31,
	2004	2003	2002

	(In Thousands)
Current	($6,101)	($2,269)	($5,213)
Deferred	6,373	(3,131)	(485)

Provision for income taxes (benefit) from continuing operations	272	(5,400)	(5,698)
Provision for income taxes on discontinued operations	17,130	10,263	15,473

Total	$17,402	$4,863	$9,775

PLA-25

The sources of PL&A’s provision for deferred taxes are as follows:

	Years Ended December 31,
	2004	2003	2002

	(In Thousands)
Partnership income	$5,366	$2,144	$284
Policyholder reserves	2,577	(6,801)	(239)
DAC	1,960	4,170	1,616
Hedging	524	25	(984)
Investment valuation	112	(6,491)	622
Deferred compensation	105	(106)	(102)
Other	691	436	(494)

Provision for deferred taxes	11,335	(6,623)	703
Provision for deferred taxes on discontinued operations	4,962	(3,492)	1,188

Provision for deferred taxes on continuing operations	$6,373	($3,131)	($485)

A reconciliation of the provision for income taxes (benefit) based on the prevailing corporate statutory tax rate to the provision reflected in the statements of operations is as follows:

	Years Ended December 31,
	2004	2003	2002

	(In Thousands)
Income taxes (benefit) at the statutory rate	($502)	($3,826)	($4,552)
Nontaxable investment income	(198)	(59)	(4)
Prior year taxes	972	(1,515)	(1,142)

Total provision for income taxes (benefit)	$272	($5,400)	($5,698)

PLA-26

The deferred tax asset (liability), net, included in other assets and other liabilities, respectively, as of December 31, 2004 and 2003, is comprised of the following tax effected temporary differences:

	December 31,
	2004	2003

	(In Thousands)
Deferred tax assets:
Investment valuation	$7,805	$7,917
Policyholder reserves	7,546	10,123
Deferred compensation	2,694	2,799
Hedging	1,661	2,185
Retirement benefits	1,055	1,078

Total deferred tax assets	20,761	24,102

Deferred tax liabilities:
DAC	(6,716)	(4,756)
Partnership income	(6,573)	(1,207)
Other	(992)	(324)

Total deferred tax liabilities	(14,281)	(6,287)

Deferred tax asset from operations, net	6,480	17,815
Deferred taxes on other comprehensive income and other	(20,577)	(14,353)

Deferred tax asset (liability), net	($14,097)	$3,462

11.	SEGMENT INFORMATION

PL&A has three operating segments: Institutional Products, Annuities and Life Insurance. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries. The Institutional Products segment also offers structured settlement annuities through a nationwide network of brokers.

The Annuities segment offers variable annuities to individuals and small businesses through National Association Securities Dealers firms, regional and national wirehouses, and financial institutions.

The Life Insurance segment offers variable universal life and other life insurance products to individuals, small businesses and corporations through independent producers working through a network of distribution channels.

Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets. The group insurance segment (Note 3) is included in Corporate and Other as discontinued operations.

PL&A uses the same accounting policies and procedures to measure segment net income and assets as it uses to measure its net income and assets. Net investment income and net realized investment loss are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes (benefit) is allocated based on each segment’s actual tax provision.

PLA-27

The operating segments are allocated equity based on formulas determined by management and receive a fixed interest rate (debenture) return on their allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

PL&A generates substantially all of its revenues and net income from customers located in the U.S. As of December 31, 2004 and 2003, PL&A had foreign investments of $112.0 million and $103.0 million, respectively.

Depreciation expense and capital expenditures are substantially all attributable to the group insurance segment. Depreciation expense related to continuing operations during the years ended December 31, 2004, 2003 and 2002 was $0.2 million, $0.2 million and $0.1 million, respectively. Depreciation expense for the group insurance segment was $1.1 million, $1.2 million and $1.8 million for the years ended December 31, 2004, 2003 and 2002, respectively, which is included in income from discontinued operations. Capital expenditures during the years ended December 31, 2004, 2003 and 2002 were $1.3 million, $1.9 million and $4.1 million, respectively.

PLA-28

The following is segment information as of and for the year ended December 31, 2004:

	Institutional		Life	Corporate
	Products	Annuities	Insurance	and Other	Total

	(In Thousands)
REVENUES
Insurance premiums	$64,998		$98		$65,096
Policy fees	1,817	$3,923	2,929		8,669
Net investment income	25,436	4,412	501	$5,413	35,762
Net realized investment gain (loss)	(1,020)	1,400		(1,978)	(1,598)
Other income	13	1,872	101		1,986

Total revenues	91,244	11,607	3,629	3,435	109,915

BENEFITS AND EXPENSES
Policy benefits	83,686	267	947		84,900
Interest credited	2,151	3,826	244		6,221
Commission expenses	2,948	4,058	715		7,721
Operating expenses	2,138	9,312	474	583	12,507

Total benefits and expenses	90,923	17,463	2,380	583	111,349

Income (loss) from continuing operations before provision for income taxes (benefit)	321	(5,856)	1,249	2,852	(1,434)
Provision for income taxes (benefit)	(64)	(2,107)	442	2,001	272

Income (loss) from continuing operations	385	(3,749)	807	851	(1,706)
Income from discontinued operations, net of taxes (Note 3)				31,310	31,310

Net income (loss)	$385	($3,749)	$807	$32,161	$29,604

Total assets	$463,331	$480,817	$28,170	$462,565	$1,434,883
DAC	1,704	21,514	4,666		27,884
Separate account assets		328,451	16,648		345,099
Policyholder and contract liabilities	377,757	130,391	5,625		513,773
Separate account liabilities		328,451	16,648		345,099

PLA-29

The following is segment information as of and for the year ended December 31, 2003:

	Institutional		Life	Corporate
	Products	Annuities	Insurance	and Other	Total

	(In Thousands)
REVENUES
Insurance premiums	$92,945		($314)		$92,631
Policy fees	1,155	$1,294	2,346		4,795
Net investment income	36,417	2,338	249	($1,118)	37,886
Net realized investment loss	(12,801)			(194)	(12,995)
Other income	8	567	62		637

Total revenues	117,724	4,199	2,343	(1,312)	122,954

BENEFITS AND EXPENSES
Policy benefits	106,676	1	191		106,868
Interest credited	2,611	2,752	114		5,477
Commission expenses	3,440	375	813		4,628
Operating expenses	1,839	13,471	1,200	405	16,915

Total benefits and expenses	114,566	16,599	2,318	405	133,888

Income (loss) from continuing operations before provision for income taxes (benefit)	3,158	(12,400)	25	(1,717)	(10,934)
Provision for income taxes (benefit)	1,105	(4,367)	(7)	(2,131)	(5,400)

Income (loss) from continuing operations	2,053	(8,033)	32	414	(5,534)
Income from discontinued operations, net of taxes Note 3				20,004	20,004

Net income (loss)	$2,053	($8,033)	$32	$20,418	$14,470

Total assets	$395,402	$269,791	$20,334	$533,942	$1,219,469
DAC	1,379	15,368	4,276		21,023
Separate account assets		153,265	13,412		166,677
Policyholder and contract liabilities	339,767	118,000	3,003		460,770
Separate account liabilities		153,265	13,412		166,677

PLA-30

The following is segment information for the year ended December 31, 2002:

	Institutional		Life	Corporate
	Products	Annuities	Insurance	and Other	Total

	(In Thousands)
REVENUES
Insurance premiums	$132,733		($76)		$132,657
Policy fees	1,571	$71	749		2,391
Net investment income	13,931	35	28	($3,225)	10,769
Net realized investment gain (loss)	28			(2,767)	(2,739)
Other income		33	31		64

Total revenues	148,263	139	732	(5,992)	143,142

BENEFITS AND EXPENSES
Policy benefits	139,023	2	(2)		139,023
Interest credited	3,549	84	22		3,655
Commission expenses	5,337	54	(1,826)		3,565
Operating expenses	1,381	5,489	2,731	304	9,905

Total benefits and expenses	149,290	5,629	925	304	156,148

Loss from continuing operations before benefit for income taxes	(1,027)	(5,490)	(193)	(6,296)	(13,006)
Benefit for income taxes	(359)	(1,922)	(68)	(3,349)	(5,698)

Loss from continuing operations	(668)	(3,568)	(125)	(2,947)	(7,308)
Income from discontinued operations, net of taxes (Note 3)				28,677	28,677

Net income (loss)	($668)	($3,568)	($125)	$25,730	$21,369

12.	TRANSACTIONS WITH AFFILIATES

PL&A provides underwriting and administrative services for Pacific Life under an administrative services agreement. Fees earned under this agreement were $7.5 million, $8.2 million and $8.7 million for the years ended December 31, 2004, 2003 and 2002, respectively. Pacific Life also provides investment and administrative services for PL&A under a separate administrative services agreement. Charges for these services were $34.3 million, $38.8 million and $18.4 million for the years ended December 31, 2004, 2003 and 2002, respectively. Net amounts due to Pacific Life as of December 31, 2004 and 2003 were $1.9 million and $4.9 million, respectively.

In June 2003, PL&A entered into an agreement with Pacific Life to borrow up to $20 million at variable interest rates. PL&A did not utilize this borrowing facility during 2004 and 2003.

PLA-31

13.	COMMITMENTS AND CONTINGENCIES

PL&A has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (In Thousands):

Years Ending December 31:
2005	$14,502
2006 through 2009	13,846
2010 and thereafter	2,944

Total	$31,292

PL&A leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was zero, $0.1 million and zero for the years ended December 31, 2004, 2003 and 2002, respectively. Operating leases related to the sale of the group insurance segment business will be transferred to PacifiCare. Rent expense of $6.3 million, $4.4 million and $3.5 million for the years ended December 31, 2004, 2003 and 2002, respectively, were included in the income from discontinued operations. Aggregate minimum future commitments, including $38 million related to discontinued operations, are as follows (In Thousands):

Years Ending December 31:
2005	$5,703
2006 through 2009	18,804
2010 and thereafter	14,086

Total	$38,593

PL&A is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the financial position or results of operations of PL&A.

PL&A has from time to time divested certain of its businesses. In connection with such divestitures, there may be lawsuits, claims and proceedings instituted or asserted against PL&A related to the period that the businesses were owned by PL&A or pursuant to indemnifications provided by PL&A in connection with the respective transactions, with terms that range in duration and often are not explicitly defined. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. PL&A has not historically made significant payments for these indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters and, therefore, no related liability has been recorded. Management believes that judgments, if any, against PL&A related to such matters are not likely to have a material adverse effect on the financial position or results of operations of PL&A.

PL&A provides routine indemnifications relating to lease agreements with various expiration dates. Based on historical experience and evaluation of the specific indemnities, management believes that judgments, if any, against PL&A related to such matters are not likely to have a material adverse effect on the financial position or results of operations of PL&A.

For all derivative contracts with a counterparty, PL&A enters into master agreements that may include a termination event clause associated with PL&A’s credit rating. If PL&A’s insurer financial strength rating falls below a specified level assigned by certain rating agencies or, in most cases, if one of the rating agencies ceases to provide an insurer financial strength rating, the counterparty can terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2004, PL&A did not approach the specified level.

PLA-32

PL&A operates in a business environment, which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments, the liabilities for future policy benefits and the carrying amount of DAC. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, PL&A may have to sell assets prior to their maturity and realize losses. PL&A controls its exposure to this risk by utilizing, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, certain of PL&A’s products include contractual provisions limiting withdrawal rights. PL&A’s GIC liabilities are not generally subject to surrender and can only be surrendered after a market value adjustment.

PL&A’s investments in equity related securities and results from its variable products, including the carrying amount of DAC, are subject to changes in equity prices and the capital markets.

Credit risk is the risk that issuers of investments owned by PL&A may default or that other parties may not be able to pay amounts due to PL&A. PL&A manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

PL&A is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. PL&A manages this risk through credit approvals and limits on exposure to any specific counterparty and obtaining collateral. However, PL&A does not anticipate nonperformance by the counterparties. PL&A determines counterparty credit quality by reference to ratings from independent rating agencies or, where such ratings are not available, by internal analysis.

PL&A’s group insurance segment is subject to varying levels of regulation. The U.S. Congress has, from time to time, considered various health care proposals and several states have enacted health care reform legislation. Although it is not possible to predict what changes may be adopted at the state or Federal level, certain changes could have a negative impact upon the group insurance segment of PL&A.

PL&A is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives, which can result in additional, unanticipated expense to PL&A. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on PL&A’s life insurance or annuity products.

PLA-33

Supplement to Prospectus Dated May 1, 2005 for

Pacific Select Exec II — NY, Pacific Select Exec III — NY, and
Pacific Select Performer 500 — NY Flexible Premium Variable Life Insurance Policies
and Pacific Select Estate Preserver — NY Last Survivor
Flexible Premium Variable Life Insurance Policy (each a “policy”)
Issued by Pacific Life & Annuity Company

In this supplement, you and your mean the Policyholder or Owner. PL&A, we, us, and our refer to Pacific Life & Annuity Company. M Fund refers to M Fund, Inc. You’ll find an explanation of what terms used in this supplement mean in the accompanying variable life insurance prospectus or the M Fund Prospectus.

The M Fund is described in detail in its prospectus and in its Statement of Additional Information (SAI).

Each policy is described in detail in its accompanying variable life insurance prospectus. Except as described below, all features and procedures of each policy described in its prospectus remain intact.	This supplement provides information about four additional variable investment options offered under your policy. Each of these investment options is set up as a variable account under our separate account: Brandes International Equity Variable Account (“Variable Account I”), Turner Core Growth Variable Account (“Variable Account II”), Frontier Capital Appreciation Variable Account (“Variable Account III”), and Business Opportunity Value Variable Account (“Variable Account V”) invests in a corresponding portfolio of the M Fund.

Variable Account I:  Brandes International Equity Fund
Variable Account II: Turner Core Growth Fund
Variable Account III: Frontier Capital Appreciation Fund
Variable Account V: Business Opportunity Value Fund

You can allocate premium payments and transfer accumulated value to these variable investment options, as well as to the other investment options described in the accompanying variable life insurance prospectus, subject to any allocation and transfer limitations described in that prospectus. Additionally, only 2 transfers in any calendar month may involve Variable Account I.

Supplement dated May 1, 2005

Your policy’s accumulated value will fluctuate depending on the investment options you’ve chosen.	About the variable investment options
The following chart is a summary of the M Fund portfolios. Each M Fund portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds and returns are not guaranteed. You’ll find detailed descriptions of the portfolios, including the risks associated with investing in the portfolios, in the accompanying M Fund prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read the M Fund prospectus carefully before investing.

The
Portfolio’s
		Investment	The Portfolio’s Main	Portfolio
	Portfolio	Goal	Investments	Manager

	Brandes International Equity	Long-term capital appreciation.	Equity securities of foreign issuers. Focuses on stocks with capitalizations of $1 billion or more.	Brandes Investment Partners, L.P.

	Turner Core Growth	Long-term capital appreciation.	Common stocks of U.S. companies that the subadviser believes have strong earnings growth potential.	Turner Investment Partners, Inc.

	Frontier Capital Appreciation	Maximum capital appreciation.	Common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500.	Frontier Capital Management Company, LLC

We are not responsible for the operation of the M Fund or any of its portfolios. We also are not responsible for ensuring that the M Fund and its portfolios comply with any laws that apply.	Business Opportunity Value	Long-term capital appreciation	Equity securities of U.S. issuers in the large-to-medium-capitalization segment of the U.S. stock market.	Iridian Asset Management LLC

M Financial Investment Advisers, Inc. (MFIA) is the investment adviser for each portfolio of the M Fund, and has retained other firms to manage the portfolios. MFIA and the M Fund’s Board of Directors oversee the management of all of the M Fund’s portfolios.

2

The section Fee tables: Total annual fund expenses is replaced with the following:

Total annual fund operating expenses
This table shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the policy. This table shows the range (minimum and maximum) of fees and expenses charged by any of the portfolios, expressed as a percentage of average daily net assets, for the year ended December 31, 2004, adjusted to reflect anticipated fees and expenses of new portfolios.

You’ll find more about M Fund fees and expenses in the accompanying M Fund prospectus.	Each variable account of the separate account purchases shares of the corresponding fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in each fund’s prospectus.

	Minimum	Maximum

Total annual portfolio operating expenses[1]	0.29%	1.63%

[1] Amounts shown are gross expenses deducted from portfolio assets, including advisory fees, 12b-1 distribution expenses, and other expenses.

To help limit Pacific Select Fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio of Pacific Select Fund, except the American Funds Growth-Income portfolio, but including the American Funds Growth portfolio, for its operating expenses (including organizational expenses, but not including advisory fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expenses, and other expenses not incurred in the ordinary course of each portfolio’s business; and expenses of counsel or other persons or services retained by the Pacific Select Fund’s independent trustees) that exceed an annual rate of 0.10% of a portfolio’s average daily net assets. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2006. Until May 1, 2007, or if earlier, such time as the American Funds Growth-Income and American Funds Growth portfolios no longer invest substantially all of their assets in a master fund, Pacific Life will limit its total investment advisory fee to 0.36% for each portfolio. Also, in the case of the American Funds Growth-Income portfolio, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse the portfolio for its ordinary operating expenses including the proportionate share of the net fees and expenses of the master fund that exceed the annual rate of 1.01% of its average daily net assets until April 30, 2006. Additionally, if the SEC issues an order to permit the substitution of the Equity Income portfolio with the American Funds Growth-Income portfolio, the guarantee period shall include the two year period beginning on the effective date of the substitution, unless otherwise required.

Effective May 1, 2005, Pacific Select Fund entered into an Advisory Fee Reduction Program (“program”), which may lower the advisory fee paid to Pacific Life under the investment advisory agreement. Pursuant to this program, Pacific Life has agreed to waive 0.00125% of its advisory fee for the period from May 1, 2005 through April 30, 2006. This reduction is not reflected in the chart above. See the Pacific Select Fund prospectus for details on fees and expenses of the Pacific Select Fund and on the program.

For the period from May 1, 2005 to April 30, 2006, M Fund’s adviser has contractually agreed to reimburse the M Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund’s annualized average daily net assets.

Statements and reports we’ll send you We’ll send you financial statements that we receive from M Fund.

The rights we describe in the accompanying variable life insurance prospectus under Making changes to the separate account also apply to the M Fund.	Voting rights
We’re the legal owner of the shares of the M Fund that are held by the variable accounts. The voting rights we describe in the Voting rights section of the accompanying variable life insurance prospectus and how we’ll exercise them also apply to the M Fund.

3

PACIFIC SELECT EXEC SEPARATE ACCOUNT

PART C. OTHER INFORMATION

Item 27. Exhibits

(1)	(a)	Minutes of Action of Board of Directors of PM Group Life Insurance Company (PL&A) dated July 1, 1998[1]

	(b)	Memorandum Establishing Separate Account[1]

(2)	Inapplicable

(3)	(a)	Form of Distribution Agreement Between PL&A and Pacific Select Distributors, Inc.[1]

	(b)	Form of Selling Agreement Between Pacific Select Distributors, Inc. and Various Broker-Dealers[1]

(4)	(a)	Flexible Premium Variable Life Insurance Policy (Form P0156-NY)[2]

	(b)	Last Survivor Added Protection Benefit Rider (Form R01LST-NY)[2]

	(c)	Individual Annual Renewable Term Rider (Form R01IRT-NY)[2]

	(d)	Policy Split Option Rider (Form R94PSO-NY)[2]

	(e)	Accelerated Living Benefit Rider (Form R92ALB-NY)[1]

	(f)	Estate Tax Repeal Rider (Form R01ETR-NY)[1]

(5)	Application for Flexible Premium Variable Life Insurance Policy & General Questionnaire[2]

(6)	(a)	Bylaws of PL&A1

	(b)	Articles of Incorporation of PM Group Life Insurance Company[1]

	(c)	Amended & Restated Articles of Incorporation for PM Group Life Insurance Company[1]

(7)	Form of Reinsurance Contract[4]

(8)	(a)	Form of Participation Agreement between PL&A and Pacific Select Fund[1]

	(b)	Administrative Agreement Between PL&A and Pacific Life Insurance Company (Pacific Life)[1]

	(c)	Addendum to Participation Agreement between PL&A and Pacific Select Fund 1/1/02[3]

	(d)	M Fund Inc. Participation Agreement with Pacific Life Insurance Company and Pacific Life & Annuity Company[5]

	(e)	Participation Agreement between PL&A, PSD, American Funds Insurance Series, American Funds Distributors and Capital Research And Management Company[6]

(9)	Inapplicable

(10)	Inapplicable

(11)	Form of Opinion and consent of legal officer of PL&A as to legality of Policies being registered[1]

(12)	Inapplicable

(13)	Inapplicable

(14)	(a)	Consent of Independent Registered Public Accounting Firm

	(b)	Consent of Dechert

(15)	(a)	Opinion of Actuary[3]

	(b)	Form of Illustration of Policy Benefits[3]

(16)	Inapplicable

(17)	Memorandum Describing Issuance, Transfer and Redemption Procedures[1]

(18)	Powers of Attorney[3]

[1]	Filed as part of Registration Statement on Form S-6 via EDGAR on June 6, 2001, File No. 333-62446, Accession Number 0001017062-01-500429.

[2]	Filed as part of Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed via EDGAR on December 27, 2001, File No. 333-62446, Accession Number 0001017062-01-500983.

[3]	Filed as part of Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed via EDGAR on April 22, 2002, File No. 333-62446, Accession Number 0001017062-02-000855.

[4]	Filed as part of Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 filed via EDGAR on February 21, 2003, File No. 333-62446, Accession No. 0001017062-03-000292.

[5]	Filed as part of Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 filed via EDGAR on January 26, 2004, File No. 333-62446, Accession No. 0001193125-04-008908.

[6]	Filed as Exhibit 8(f) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-4 via EDGAR on April 18, 2005, File No. 333-71081, Accession No. 0000892569-05-000248.

Item 28. Directors and Officers of Pacific Life & Annuity Company

Name and Address	Positions and Offices with Pacific Life

Thomas C. Sutton	Director, Chairman of the Board, and Chief Executive Officer
Glenn S. Schafer	Director and President
Khanh T. Tran	Director, Executive Vice President and Chief Financial Officer
David R. Carmichael	Director, Senior Vice President and General Counsel
Audrey L. Milfs	Director, Vice President and Corporate Secretary
Brian D. Klemens	Vice President and Treasurer
Edward R. Byrd	Vice President, Controller and Chief Accounting Officer
James T. Morris	Executive Vice President

The address for each of the persons listed above is as follows:

700 Newport Center Drive
Newport Beach, California 92660

Item 29. Persons Controlled by or Under Common Control with Pacific Life or Pacific Select Exec Separate Account.

The following is an explanation of the organization chart of Pacific Life’s subsidiaries:

PACIFIC LIFE & ANNUITY COMPANY SUBSIDIARIES & AFFILIATED ENTERPRISES
LEGAL STRUCTURE

Pacific Life & Annuity Company is an Arizona Stock Life Insurance Company wholly-owned by Pacific Life Insurance Company (a California Stock Life Insurance Company) which is wholly-owned by Pacific LifeCorp (a Delaware StockHolding Company) which is, in turn, 98% owned by Pacific Mutual Holding Company (a California Mutual Holding Company).

3

Item 30. Indemnification

(a)	The Distribution Agreement between Pacific Life & Annuity Company and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

Pacific Life & Annuity Company hereby agrees to indemnify and hold harmless PSD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Life & Annuity Company or the Separate Account. Pacific Life & Annuity Company shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life & Annuity Company be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PSD.

PSD hereby agrees to indemnify and hold harmless Pacific Life & Annuity Company, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life & Annuity Company or the Separate Account, any untrue or alleged untrue statement or representation is made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PSD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PSD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

(b)	The Form of Selling Agreement between Pacific Life & Annuity Company, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers provides substantially as follows:

Pacific Life & Annuity Company and PSD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. Of this Agreement.

Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life & Annuity Company, the Fund and PSD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker- Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life & Annuity Company and PSD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life or PSD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life, PSD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

4

Item 31. Principal Underwriters

PSD (formerly Pacific Mutual Distributors, Inc.) also acts as principal underwriter for Pacific Select Separate Account, Pacific Select Variable Annuity Separate Account, Pacific Corinthian Variable Separate Account, Separate Account A, Separate Account B and Pacific Select Fund.

Name	Positions and Offices with Underwriter

John L. Dixon	Director, President
Adrian S. Griggs	Director, VP, Chief Financial Officer
Thomas H. Oliver	Director
Gerald W. Robinson	Director, Chairman, Chief Executive Officer
Michael A. Bell	SVP
Dewey Bushaw	SVP
Peter S. Deering	SVP, Strategic Growth
Robert C. Hsu	SVP, Chief Information Officer
Edward R. Byrd	VP
Martha A. Gates	VP
Thomas Gibbons	VP, Tax
Michael S. Graham	VP
M. Kathleen Hunter	VP
Brian D. Klemens	VP, Treasurer
Audrey L. Milfs	VP, Secretary
Alyce F. Peterson	VP
R. Lee Wirthlin	VP, Tax
Gail L. Cobin	AVP
S. Kendrick Dunn	AVP, Compliance

The principal business address of each of the above individuals is c/o Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.

Compensation from the Registrant.

		(3)
(1)	(2)	Compensation on
Name of	Net Underwriting	Events Occasioning	(4)	(5)
Principal	Discounts and	the Deduction of a	Brokerage	Other
Underwriter	Commissions	Deferred Sales Load	Commissions	Compensation

PSD	N/A	N/A	N/A	N/A

Item 32. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 33. Management Services

Not applicable

Item 34. Fee Representation

REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940:
Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Life Insurance Policy described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

5

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Pacific Select Exec Separate Account of Pacific Life & Annuity Company, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 10 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and State of California, on this 27th day of April, 2005.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
(Registrant)

		BY:	PACIFIC LIFE & ANNUITY COMPANY
(Depositor)

By:

Thomas C. Sutton* Chief Executive Officer

*By:	/s/ DAVID R. CARMICHAEL

David R. Carmichael as attorney-in-fact

(Powers of Attorney are contained as Exhibit 9 in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account, File No. 333-62446, Accession No. 0001017062-02-000855, and incorporated by reference herein.)

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Pacific Life & Annuity Company certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 10 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized all in the City of Newport Beach, and State of California, on this 27th day of April, 2005.

		BY:	PACIFIC LIFE & ANNUITY COMPANY
(Depositor)

By:

Thomas C. Sutton* Chief Executive Officer

*By:	/s/ DAVID R. CARMICHAEL

David R. Carmichael as attorney-in-fact

(Powers of Attorney are contained as Exhibit 9 in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account, File No. 333-62446, Accession No. 0001017062-02-000855, and incorporated by reference herein.)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 10 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

Thomas C. Sutton*	Director, Chairman of the Board and Chief Executive Officer	, 2005

Glenn S. Schafer*	Director and President	, 2005

Khanh T. Tran*	Director, Executive Vice President and Chief Financial Officer	, 2005

David R. Carmichael*	Director, Senior Vice President and General Counsel	, 2005

Audrey L. Milfs*	Director, Vice President and Secretary	, 2005

James T. Morris*	Executive Vice President	, 2005

Brian D. Klemens*	Vice President and Treasurer	, 2005

*By:	/s/ DAVID R. CARMICHAEL	April 27, 2005

David R. Carmichael as attorney-in-fact

     (Powers of Attorney are contained as Exhibit 9 in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 of Pacific Select Exec Separate Account, File No. 333-62446, Accession No. 0001017062-02-000855, and incorporated by reference herein.)